                                                                   Exhibit 10.5

      PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH PORTIONS ARE DESIGNATED "[***]"

      THIS FIXED POINT MICROWAVE SERVICES AGREEMENT is made and entered into as of the 17th day of April, 1998 (the "Effective Date"), by and between Pathnet, Inc. a Delaware corporation and Pathnet/Idaho Power Equipment, LLC ("LLC"), a Delaware limited liability company (collectively, the "Parties" and each, a "Party").

                                   WITNESSETH:

      WHEREAS, Pathnet is engaged in the business of creating high capacity, digital, microwave communications systems for purposes of marketing and selling the excess long distance telecommunications capacity created by such systems;

      WHEREAS, the LLC owns a license to use certain towers, shelters, sites and equipment owned or leased by Idaho Power Company, an Idaho corporation ("Incumbent") for the purpose of operating an analog microwave telecommunications system of limited capacity;

      WHEREAS, the LLC desires to upgrade such system in the near future to a higher capacity digital microwave system; and

      WHEREAS, the LLC desires to engage Pathnet as, and Pathnet desires to act as, LLC's sole representative for the purpose of installing, managing, and operating a high capacity digital microwave system along Incumbent's current microwave paths.

      NOW, THEREFORE, in consideration of the mutual promises contained herein, the Parties agree as follows:

SECTION 1. DEFINITIONS.

      1.1 Definitions: As used in this Agreement, the following terms shall have the meanings indicated:

            1.1.1 1/0 Multiplexer: Any device that multiplexes capacity between the DS-l and the DS-O levels.

            1.1.2 1 x 1: A microwave radio configuration consisting of a primary and a protect radio.

            1.1.3 Affiliate: With respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such Person. For the purposes of this definition, "control" (including the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

            1.1.4 Agreement: This Fixed Point Microwave Services Agreement, including the Schedules and Exhibits attached hereto, as the same may be amended, supplemented or modified in accordance with the terms hereof.

            1.1.5 Alarm and Event Report: As defined in Section 7.7 of Schedule
      A.

            1.1.6 As-Built Drawing: As defined in Section 4.1.4 of Schedule A.

            1.1.7 Available Excess Capacity: The total Pathnet Excess Capacity available (and not allocated) for use or sale on the System at any given time from Commissioning through the Expiration Date.

            1.1.8 Average Sold Excess Capacity: The cumulative average of the quotient of (i) Pathnet Excess Capacity less Available Excess Capacity, divided by (ii) Pathnet Excess Capacity, taken as a percentage.

            1.1.9 Bit Error Rate: The number of received bits in error compared to the total number of bits received.

            1.1.10 Breaching Party: As defined in Section 17.1.1.

            1.1.11 Business Day: Any day other than a Saturday, a Sunday, or a day on which the banking institutions in either New York, New York, or the city and state in which the principal executive offices of Pathnet within the United States are located, are not open for business.

            1.1.12 Capacity Expansion: An increase in telecommunication channels a System is able to transmit, receive and transport above those created by the installation of the Initial System, achieved by an addition to or change in equipment.

            1.1.13 Capacity Expansion Schedule: As defined in Section 7.1 of Schedule A.

            1.1.14 CERCLA: Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 6901 et. seq., as amended.

            1.1.15 Channel Plan: As defined in Section 1.1 of Schedule A.

            1.1.16 Commissioning: With respect to each path or Segment, the date on which the circuits of such path or Segment are available for service after completion of all site acceptance testing on the Initial System or any Capacity Expansion required hereunder.

            1.1.17 Contingent Radio Revenue Agreement: That certain Contingent Radio Revenue Agreement by and between Incumbent, LLC and Pathnet, dated as of the date hereof.

            1.1.18 Customer Agreements: As defined in Section 10.1.1.

            1.1.19 Cutover Plan: As defined in Section 4.1.1 of Schedule A.

            1.1.20 DS-0: 64,000 bits per second; The world-wide standard speed for digitizing one voice conversation using pulse code modulation, which is approximately equivalent to a single voice or data channel.

            1.1.21 DS-1: 24 DS-0's.

            1.1.22 DS-3: 672 DS-0's or 28 DS-l's.

            1.1.23 Deficiency List: As defined in Section 5.7 of Schedule A.

            1.1.24 Dispute: As defined in Section 17.1.3.

            1.1.25 Drop and Insert: That process wherein a part of the information carried in a transmission system is demodulated (dropped) at an intermediate point and different information is entered (inserted) for subsequent transmission.

            1.1.26 Effective Date: As defined in the introductory paragraph of this Agreement, as the context indicates.

            1.1.27 Error Free Second: Any one-second interval that does not contain a measurable bit error.

            1.1.28 Encumbrance. Any security interests, mortgages, liens, pledges, charges, claims, easements, reservations, restrictions, clouds, equities, rights of way, options, rights of first refusal and other encumbrances whether or not relating to the extension of credit or the borrowing of money. To "Encumber" shall mean to effect any Encumbrance.

            1.1.29 Equipment: Any and all digital microwave radios, radio components, cards, antennas, waveguides, multiplexers, software and other equipment or parts required for the operation of the System provided and installed by Pathnet as set forth on Exhibit A-1 to Schedule A.

            1.1.30 Errored Second: Any one-second interval during which one or more bit errors occur.

            1.1.31 Excess Capacity: The Pathnet Excess Capacity and the Incumbent Excess Capacity (as such term is defined in the Contingent Radio Revenue Agreement).

            1.1.32 Existing System Inventory: As defined in Section 1.1 of Schedule A.

            1.1.33 Expiration Date: The date on which this Agreement and the rights and obligations hereunder are terminated or expire in accordance with Section 3.

            1.1.34 FAA: The Federal Aviation Administration, or any other Federal agency at the time administering tower registration requirements and regulations.

            1.1.35 Failed Second: Any one-second interval that has 1,544 bit errors at a DS-l rate.

            1.1.36 Facilities: Incumbent's and the LLC's towers shelters, sites and all equipment used by Incumbent, the LLC or Pathnet relating to and used in association with such towers, shelters and sites for the purpose of operating the System. The Facilities are as set forth in Schedule B as amended from time to time.

            1.1.37 Facility Encumbrance: As defined in Section 6.9.

            1.138 FCC: The Federal Communications Commission, or any other Federal agency at the time administering the FCC Code.

            1.1.39 FCC Code: The Communications Act of 1934, as amended, the Telecommunications Act of 1996, as amended, and the rules and regulations promulgated thereunder and related thereto.

            1.1.40 First Extension Period: As defined in Section 3.1.3.

            1.1.41 Force Majeure Event: As defined in Section 16.3.

            1.1.42 Form 415: As defined in Section 11.1.1.

            1.1.43 Frequency Availability Model: As defined in Section 1.1 of Schedule A.

            1.1.44 Frequency Diversity: A method of protecting a radio signal by providing a second radio signal on a different frequency, which will assume the radio signal load when the regular channel fails.

            1.1.45 Governmental Authority: Any nation or government, any state or other political subdivision thereof and any court, panel, judge, board, bureau, commission, agency or other entity, body or other person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            1.1.46 Hazardous Material: Any substance, material, matter or waste which is or becomes regulated by any Federal, state or local law, ordinance, order, rule, regulation, code or any government restrictions or requirement including, but not limited to, asbestos, petroleum products and "Hazardous Substances" and "Hazardous Wastes" (as such terms are defined in CERCLA and RCRA.)

            1.1.47 Incumbent: Idaho Power Company, an Idaho corporation.

            1.1.48 Incumbent Capacity: As defined in Section 8.2.2.

            1.1.49 Incumbent IRU Agreement: The Indefeasible Right to Use Agreement by and between the LLC and Incumbent dated as of the date hereof, as it may be amended, extended or modified from time to time.

            1.1.50 Initial System: The initial system with a 1 x 1 configuration which is comprised of the first 84 DS-l channels (which is equivalent to 2,040 DS-0's) of the System (the "Non-Protect Radio") and the System's 84 DS-l protect channels (the "Protect Radio") and all radio components, antennas, waveguides, multiplexers, software and other equipment and parts necessary for the operation thereof.

            1.1.51 Initial Term: As defined in Section 3.1.2.

            1.1.52 Interconnection: The point at which a private network is connected to (i) the PSTN, which can include IXC POPs, tandem access points, the central office, Internet service providers, or major industrial customer points of presence or (ii) a private network

            1.1.53 Interference: Any measurable impairment in the performance of the System or the quality of the signals received or transmitted on the System.

            1.1.54 IXC: An inter-exchange carrier; a telephone company that provides long-distance telephone service between LATA's but not within any one LATA.

            1.1.55 Judgment: Any order, judgment, writ, decree, award or other determination, decision or ruling of any court, judge, justice or magistrate, any other Governmental Authority or any arbitrator.

            1.1.56 LATA: Local Access and Transport Area; one of 161 local geographic areas in the United States within which a local telephone company may offer telecommunications services.

            1.1.57 LLC: As defined in the introductory paragraph.

            1.1.58 LLC Agreement: The Limited Liability Company Agreement of Pathnet/Idaho Power Equipment, LLC dated as of the date hereof.

            1.1.59 LLC Items: As defined in Section 5.1.1.

            1.1.60 LLC Payment Cap: As defined in Section 5.1.3.

            1.1.61 Losses: Any and all losses, claims, shortages, damages, liabilities, expenses (including reasonable attorneys' and accountants' fees), assessments, tax deficiencies and taxes (including interest and penalties thereon) sustained, suffered or incurred by any party.

            1.1.62 Maintenance Services Agreement: The Maintenance and Provisioning Services Agreement, by and between Pathnet, Incumbent and LLC and to be executed within thirty (30) days hereof, as the same may be amended from time to time in accordance with its terms.

            1.1.63 Material Adverse Effect: Any event, fact, circumstance or occurrence, which results or would with the passage of time result in a material adverse change in or a material adverse effect on any of: (i) the condition (financial or otherwise), business, performance, operations, properties, or prospects of such Person; (ii) the legality, validity or enforceability of this Agreement; or (iii) the ability of such Person to perform its material obligations under this Agreement.

            1.1.64 Modifications SOW: As defined in Section 2.1 of Schedule A.

            1.1.65 Network Management System: As defined in Section 7.6 of Schedule A.

            1.1.66 Network Monitoring Center: As defined in Section 7.5 of Schedule A.

            1.1.67 Non-Breaching Party: As defined in Section 17.1.1.

            1.1.68 Notice of Election: As defined in Section 15.3.

            1.1.69 OC-3 Multiplexer: Any device that multiplexes capacity between the OC-3 and the DS-l levels.

            1.1.70 Order Wire: A service channel consisting of a 64,000 bit per second circuit between sites.

            1.1.71 OSHA: The Occupational Safety and Health Act, as amended.

            1.1.72 Outage: When the Bit Error Rate in each second is worse than l0^-3 for a period of ten (10) consecutive seconds.

            1.1.73 Part 101: Part 101 of Title 47 of the Code of Federal Regulations, as amended.

            1.1.74 Party: As defined in the introductory paragraph.

            1.1.75 Path Studies: As defined in 1.1 of Schedule A.

            1.1.76 Pathnet: As defined in the introductory paragraph.

            1.1.77 Pathnet Excess Capacity: At any given time, the telecommunications channels or DS-0's that the System creates, transports and receives which are granted to

      Pathnet under the Pathnet IRU Agreement and any capacity owned by Pathnet and created pursuant to a Capacity Expansion.

            1.1.78 Pathnet/ Idaho Power License LLC: As defined in Section 9.5.

            1.1.79 Pathnet IRU Agreement: The Pathnet Indefeasible Right To Use Agreement by and between the LLC and Pathnet, in the form attached hereto as Schedule J, as it may be modified, amended or altered from time to time.

            1.1.80 Pathnet Software: The software (including applications software and systems software) owned or licensed from a third party by Pathnet used to provide the services covered in this Agreement.

            1.1.81 PCN: A Prior Coordination Notice sent pursuant to Part 101.

            1.1.82 Permits: Any and all authorizations, approvals, consents, licenses, permits, easements, certificates and other rights and permissions necessary to conduct such Person's business and to own, lease and operate such Person's properties as currently conducted, owned, leased or operated.

            1.1.83 Person: An individual or a corporation, partnership, limited liability corporation, trust, incorporated or unincorporated association, joint venture, joint stock company, or other entity of any kind or any Governmental Authority.

            1.1.84 POP: Point Of Presence; the interconnection between any two facilities based on networks.

            1.1.85 Pre-Commissioning Test Equipment: All equipment required for the testing required to be performed on the System pursuant to Section 5 of Schedule A, including, but not limited to, all required digital volt meters, optical power meters, oscilloscopes, RF signal generators, RF variable attenuators, DADE adjust cables, receiver card extenders and extension cords.

            1.1.86 Preliminary Construction Schedule: As defined in Section 1.1 of Schedule A.

            1.1.87 Progress Report: As defined in Section 4.1.2 of Schedule A.

            1.1.88 Project Drawings: As defined in Section 1.3 of Schedule A.

            1.1.89 Project Management Plan: As defined in Section 4.1.1 of Schedule A.

            1.1.90 Project Schedule: As defined in Section 4.1.1 of Schedule A.

            1.1.91 Protection Configuration: An engineering plant under which channel capacity is protected either on a fully redundant basis or on a 1 x n protection basis.

            1.1.92 PSTN: Publicly Switched Telephone Network.

            1.1.93 RCBA: Resource Conservation and Recovery Act, 42 U.S.C. sections.9601 et seq., as amended.

            1.1.94 Requirement of Law: With respect to any Person, all Federal, state and local laws, rules, regulations, Judgments, injunctions, standards, codes, limitations, restrictions, conditions, prohibitions, notices, demands or other requirements or determinations of a court or other Governmental Authority or an arbitrator, applicable to or binding upon such Person, any of its property or any business conducted by it or to which such Person, any of its assets or any business conducted by it is subject.

            1.1.95 Revenue: As defined in Section 6.3 of the Contingent Radio Revenue Agreement.

            1.1.96 Second Extension Period: As defined in Section 3.1.4.

            1.1.97 Segment: The portion of a microwave communications network existing between two geographic points. For purposes of this Agreement, Segment A is the portion of the microwave communications network between LaGrande, Oregon and Twin Falls, Idaho, including Hansen Butte, Idaho and Boise, Idaho, as set forth in Schedule B. Segment B is the portion of the microwave communications network between Hansen Butte, Idaho and Pocatello, Idaho, as set forth in Schedule B.

            1.1.98 Segment A LLC Estimated Costs: As defined in Section 5.1.2.

            1.1.99 Segment A Pathnet Estimated Costs: As defined in Section
      5.2.2.

            1.1.100 Segment B LLC Estimated Costs: As defined in Section 5.1.2.

            1.1.101 Segment B Pathnet Estimated Costs: As defined in Section 5.2.2.

            1.1.102 Services: As defined in Section 8.1.

            1.1.103 Severely Errored Seconds: Any one second interval where the Bit Error Rate is greater than or equal to 1 x l0^-3 errors per second at a DS-l rate regardless of the cause of degradation affecting the channel error performance including, but not limited to, unprotected equipment failures and any other factors that contribute to poor performance.

            1.1.104 SONET: Synchronous Optical Network; a family of fiber-optic (or microwave) transmission rates from 51.84 Mbps to 13.22 Gbps, created to provide the flexibility needed to transport many digital signals with different capacities and to provide a standard to which manufacturers may design.

            1.1.105 Space Diversity: Protection of a radio signal by providing a separate antenna on the same tower to assume the radio signal load when the regular transmission path on the primary antenna fades, thereby ensuring continuous transmission.

            1.1.106 Spare Parts: The equipment and parts provided by Pathnet to Incumbent in connection with the performance of Incumbent's obligations under the Maintenance Services Agreement.

            1.1.107 Specifications: As defined in Section 8.2.

            1.1.108 Station Log Book: As defined in Section 6.2 of Schedule A.

            1.1.109 Subcontractors: Any firm, corporation, or person working directly or indirectly for a company that furnishes or performs a portion of the work, labor or material.

            1.1.110 Switched Mod Section: A section of network between two adjacent back-to-back terminals.

            1.1.111 System: The high capacity digital SONET Equipment, Facilities, Network Management System, all other equipment and materials related thereto, and FCC licenses and other licenses and Permits related thereto, installed up to a maximum of a 1x7 configuration operated for the purpose of transmitting, receiving and transporting telecommunications signals over the Segments set forth on Schedule B and any Capacity Expansions. As used in this Agreement, 1 x 7 shall mean one protect radio and seven non-protect radios.

            1.1.112 System Budget: As defined in Section 1.1 of Schedule A.

            1.1.113 System Budget: As defined in Section 1.1 of Schedule A.

            1.1.114 Technology: Inventions, ideas, processes, formulas, and know-how.

            1.1.115 Tower Analysis: As defined in Section 1.1 of Schedule A.

            1.1.116 Wayside Channels: The additional DS-l of telecommunications capacity within each radio beyond the base OC-3 capacity.

      1.2 Terms Generally. The definitions in Section 1.1 and elsewhere in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "herein", "hereof", "hereto" and "hereunder" and words of similar import refer to this Agreement (including the Schedules and Exhibits) in its entirety and not to any part hereto unless the context shall otherwise require. All references herein to Sections, Exhibits and Schedules shall be deemed references to Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Unless otherwise expressly provided herein or unless the context shall otherwise require, any references as of any time to the "Certificate of Incorporation," "Articles of Incorporation," "charter," "organizational or constituent documents" or "Bylaws" of any Entity, to any agreement (including this Agreement) or other contract, instrument or document or to any agreement statute or regulation are to it as amended and supplemented from time to time (and, in the case of a statute or regulation to any corresponding provisions of successor statutes or regulations). Any reference in this Agreement to a "day" or number and "days" (without the explicit qualification of "Business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice shall be deferred until, or may be taken or given on, the next Business Day.

SECTION 2. RELATIONSHIP OF THE PARTIES.

      2.1 Independent Contractor and Network Manager. The LLC hereby appoints Pathnet and Pathnet hereby agrees to serve in the following capacities during the term of this Agreement:

            (i) As an independent contractor, Pathnet will serve as the LLC's sole and exclusive representative in performing analytical pre-design and design services and installing, testing and ensuring the performance of the System, as well as any upgrades to such System in accordance with the terms and conditions set forth in Section 7 and in Schedule A.

            (ii) In the role of a network manager, Pathnet will serve as the point of contact for any Outage or trouble on the System and shall operate the Network Management System and the Network Monitoring Center as described in Section 7.6 and Section 7.7 of Schedule A.

            (iii) In the role of licensee, Pathnet will license from the LLC a right to use the Facilities on which to build and operate the system.

SECTION 3. TERM AND EXPIRATION.

      3.1 Term. Extension Periods, and Renewal.

            3.1.1 Term. This Agreement shall commence on the Effective Date and shall be in full force and effect as to each Segment upon the commencement of the Initial Term for such Segment and continuing until the expiration of the term applicable to such Segment as set forth in this Section 3.

            3.1.2 Initial Term. The initial term of a Segment (each an "Initial Term") shall commence upon Commissioning of such Segment and shall expire on the fifth (5th) anniversary of the Commissioning of any such Segment.

            3.1.3 First Extension Period. With respect to each Segment, in the event the Average Sold Excess Capacity of such Segment is equal to or greater than ten percent (10%) during the Initial Term, the term of the Agreement shall be automatically extended as to such Segment for an extension period (each a "First Extension Period") commencing on the day after the expiration of the Initial Term and expiring on the tenth (l0th) anniversary thereafter.

            3.1.4 Second Extension Period. With respect to each Segment, in the event the Average Sold Excess Capacity of such Segment is equal to or greater than ten percent (10%) during the Initial Term and the First Extension Period (calculated as a single measurement on a cumulative basis), the term of the Agreement shall be automatically extended as to such Segment for a second extension period (each a "Second Extension Period") commencing on the day after the expiration of the First Extension Period and expiring on the later of the tenth (l0th) anniversary thereafter of the Second Extension Period of either Segment A or Segment B.

            3.1.5 Segment B. If (i) Incumbent and/or the LLC have not acquired the sites for the Facilities as set forth in Schedule B, which sites shall be approved in writing by the LLC and Pathnet for inclusion in the development of Segment B, within twelve (12) months after the Effective Date (such approval by Pathnet not to be unreasonably withheld, provided that if the economic cost to Pathnet materially outweighs the economic benefit to Pathnet as the result of the use of such site, such circumstance shall be deemed a reasonable basis for withholding such consent), or (ii) Incumbent, the LLC and/or Pathnet fall to obtain the permits, approvals and licences (including frequency coordination) necessary to begin construction on Segment B within fifteen (15) months after the Effective Date, the Parties shall not develop Segment B pursuant to this Agreement and all of the terms and conditions contained herein as to Segment B shall be deemed terminated and of no further force or effect. Termination of this Agreement as to Segment B pursuant to the terms of this Section 3.1.5 shall have no effect as to Segment A, as to which this Agreement shall remain in full force and effect unless otherwise terminated pursuant to the terms hereof.

            3.1.6 Renewal. Upon expiration as to each Segment of the Initial Term or the First Extension Period, if not automatically extended pursuant to Section 3.1.3 and 3.1.4 hereof, respectively, or upon the expiration of the Second Extension Period as to each Segment, this Agreement shall be automatically renewed as to such Segment for a one-year term, and at the end of such one-year term for additional one-year terms for each year thereafter, unless terminated by either Party upon written notice to the other Party to that effect delivered no less than ninety (90) days prior to the end of the Initial Term, the First Extension Period, the Second Extension Period or any such one-year term, as applicable.

      3.2 No Unilateral Right to Terminate.

            3.2.1 General. Except as provided in Sections 3.1.5, 3.1.6, 3.2.2, 6.2.1, 11.2 and 11.3, neither Party shall have the right to terminate this Agreement or any rights or obligations of either Party pursuant to this Agreement as to any Segment.

            3.2.2 Non Performance. If Pathnet does not deliver any Segment of the System in accordance with the Specifications within eighteen (18) months after Incumbent and/or the LLC delivers (i) the requisite permits, approvals and licenses required to develop the sites of the Facilities on such Segment or (ii) sites of the Facilities in suitable form (including delivering electric service to the sites) to construct the System for such Segment, whichever is later, unless such failure of Pathnet to deliver any Segment of the System in accordance with the Specifications results from Incumbent unreasonably withholding any approvals required of Incumbent with respect to installation of the System, then the LLC shall have the right to terminate this Agreement only as to such Segment.

SECTION 4. CONSIDERATION

      4.1 Consideration Paid to Pathnet. In consideration for the services to be performed and the obligations assumed by Pathnet pursuant to this Agreement, the LLC shall grant to Pathnet (i) the right to use the Facilities, pursuant to Section 6, and the Equipment, and (ii) [***] as set forth in the Channel Plan pursuant to the terms of the Pathnet IRU Agreement.

SECTION 5. ALLOCATION OF COSTS

      5.1 LLC Costs.

            5.1.1 LLC Items. Subject to the LLC Payment Cap set forth in Section 5.1.3, LLC shall pay for the services, functions, materials and other items listed in Section 1 of Schedule C and Exhibit C-1 of Schedule C (collectively, the "LLC Items") in the manner set forth in Section 5.1.5 and as set forth in the LLC Agreement.

            5.1.2 Estimated Cost of LLC Items. On the Effective Date, the total estimated cost of the LLC Items with respect to Segment A [***] (the "Segment A LLC Estimated Costs") and with respect to Segment B is [***] (the "Segment B LLC Estimated Costs"). Subject to the LLC Payment Cap, the costs of such items and the LLC Estimated Costs are estimates and may be subject to increases or decreases, provided that the cost of Pathnet engineering and project management shall be no more than the estimated cost for these items as shown in Schedule C.

            5.1.3 LLC Payment Cap. Subject to Section 8.3, LLC shall pay an amount not to exceed [***] (the "LLC Payment Cap") in the aggregate for the performance and completion of the LLC Items on Segments A and B. Payment of any LLC Item shall be approved by Pathnet prior to the payment thereof if and to the extent such payment is subject to the LLC Payment Cap. The cost of LLC Items shall be accrued in accordance with generally accepted accounting principles. Pathnet shall pay for all amounts incurred over the LLC Payment Cap in the completion and performance of the LLC Items. As soon as LLC is aware that LLC will pay an amount in excess of the LLC Payment Cap,

      LLC shall notify Pathnet to that effect. In the event the Parties elect not to construct Segment B pursuant to Section 3.1.5, the LLC Payment Cap shall be adjusted to be twenty percent (20%) over the Segment A LLC Estimated Costs.

            5.1.4 Division of Costs Savings. In the event the costs of completion of the LLC Items for Segment A and Segment B are less than the LLC Estimated Costs, Pathnet shall deliver to the LLC an invoice setting forth the differential between the total costs to complete and perform the LLC Items and the LLC Estimated Costs. Within thirty (30) days of receipt of such invoice from Pathnet, the LLC shall pay or disburse to Pathnet thirty-five percent (35%) of such differential. Pathnet shall be liable for any invoices received after distribution of the costs savings is made pursuant to this Section 5.1.4.

            5.1.5 Payment by LLC. Subject to the LLC Payment Cap set forth in
      Section 5.1.3, the LLC shall promptly pay, or the LLC shall cause Incumbent to promptly pay pursuant to the LLC Agreement, for the LLC Items for which it is liable upon receipt of a purchase order, invoice or other bill from Pathnet or from an equipment vendor or service provider (pursuant to any Pathnet requested retention), provided Pathnet has approved (which approval shall not be unreasonably withheld) such purchase order, invoice or bill before any payment is made by the LLC.

      5.2 Pathnet Costs.

            5.2.1 Pathnet Items. Pathnet shall pay for services, functions, materials and other items listed in Section 2 of Schedule C, and Exhibit C-2 of Schedule C (the "Pathnet Items").

            5.2.2 Estimated Cost of Pathnet Items. On the Effective Date, the total estimated cost of the Pathnet Items with respect to Segment A is [***] (the "Segment A Pathnet Estimated Costs"), and with respect to Segment B is [***] (the "Segment B Pathnet Estimated Costs").

            5.2.3 No Cap on Pathnet Items. Subject to Section 3.1.5 regarding Segment B, Pathnet shall pay for all amounts incurred in completing the Pathnet Items whether or not the cost of completing such items is less than, equal to or exceeds the Segment A and Segment B Pathnet Estimated Costs.

SECTION 6. INDEFEASIBLE RIGHT TO USE.

      6.1 Indefeasible Right to Use. The LLC hereby grants to Pathnet for the term of this Agreement a non-exclusive and indefeasible right to use each of the Facilities at such sites set forth on Schedule B, and Equipment, including, without limitation, the Initial System, in each case to the extent necessary for the performance of Pathnet's rights and obligations under this Agreement including the right to create and sell capacity on the System including any Capacity Expansion on the System.

      6.2 Use of Facilities.

            6.2.1 Peaceful Enjoyment, Use and Access. Subject to the terms of Incumbent's site leases Pathnet shall have the right to the non-exclusive peaceful use and enjoyment of the Facilities during the term of this Agreement as required for the performance of Pathnet's rights and obligations under this Agreement, which rights shall include, but not be limited to (i) the right to use the Facilities and Equipment and (ii) upon the reasonable request by Pathnet, the right to full and free access to the Facilities and related equipment; provided, however, any such access granted by the LLC to Pathnet shall be subject to the reasonable security, health and safety and other regulatory, procedural and policy requirements implemented by Incumbent, and provided to Pathnet from time to time, provided Pathnet shall have twenty (20) days after receipt of any such policy or procedure to comply therewith. In the event the terms of Incumbent's site leases materially and adversely affect Pathnet's ability to perform its obligations under this Agreement, the LLC shall, or the LLC shall cause Incumbent to, (x) use best efforts to amend any such lease or otherwise renegotiate any limitations thereto or (y) use commercially reasonable efforts to lease or acquire an alternative Facility location in order that Pathnet may perform hereunder. If and to the extent the LLC is not able, or the LLC is not able to cause Incumbent to (i) amend or otherwise re-negotiate the site leases or (ii) provide an alternative Facility available for the installation and operation of the System, Pathnet shall have, as its sole and exclusive remedy, the unilateral right but no obligation to terminate this Agreement as to any Segment without any further recourse against LLC or Incumbent hereunder.

            6.2.2 Interference. During the term of this Agreement and subject to existing customer uses of the Facilities authorized and disclosed to Pathnet in writing within thirty (30) days of the Effective Date, the LLC shall not license or otherwise permit any Person to use the Facilities or any Incumbent controlled facility if the use of such facilities by such Person would cause any Interference on the System. As of the Effective Date, the LLC shall not grant any Person a new or expanded right to use the Facilities or any Incumbent controlled facility which use would in any way cause Interference on the System. Notwithstanding the foregoing, in the event another Person causes any Interference on the System through any use of the Facilities or any Incumbent controlled facility which was not authorized prior to the Effective Date, the LLC shall, or the LLC shall cause Incumbent to, use best efforts to compel such Person using such facilities to immediately take all steps necessary to correct and eliminate such Interference, including, without limitation, enforcing provisions in any license or other agreement between Incumbent and/or the LLC and such Person using the facilities which allow Incumbent and/or the LLC to compel such Person to cease operation of such Person's system, to remove such Person's equipment or materials or to modify such Person's equipment or materials. The LLC acknowledges that any Interference shall cause irreparable harm to Pathnet and the prompt cessation of Interference is material to Pathnet's interest in the Facilities and Pathnet's performance under this Agreement and, as such, Pathnet shall be entitled to injunctive relief in the enforcement of this Section 6.2.2.

      6.3 Visiting and Exiting Facilities. Upon exiting any Facility, Pathnet, on behalf of itself and its employees, agents and Subcontractors, shall ensure that such Facility is returned to a condition, which existed immediately prior to such visit except for improvements made thereto and reasonable wear and tear.

      6.4 Clearances and Other Requirements. At the reasonable request of the LLC, Pathnet shall require its employees, agents or Subcontractors to (i) apply to the LLC for any necessary reasonable clearances and (ii) comply with all other reasonable and applicable requirements, rules, regulations or ordinances regarding any Person's ability to have access to the Facilities.

      6.5 Pathnet's Responsibility. Subject to LLC's payment obligations under
Section 5.1.5, Pathnet shall remain solely responsible for all actions of its employees, agents, and Subcontractors in connection with the provision of services to the LLC under this Agreement. Before allowing any Subcontractor to commence work, Pathnet shall secure from such Subcontractor evidence of insurance coverage covering such risks as are usually insured against by prudent companies engaged in the business and activities in which such Subcontractor is engaged.

      6.6 Subletting. Pathnet shall not grant any interest in the Facilities, in whole or in part, to any Person without the prior written consent of the LLC and Incumbent; provided, however, Pathnet shall have the right to transfer and assign its rights or obligations under this Agreement to any successor or assign in accordance with Section 18.7.

      6.7 Surrender. Upon the expiration of the Agreement in accordance with
Section 3, Pathnet shall peacefully and quietly surrender occupation of the Facilities, without delivery by the LLC or Incumbent to Pathnet of any notice to quit or demand for possession.

      6.8 Colocation. Subject to space availability at the Facilities at the time of a Pathnet request, including LLC's or Incumbent's reasonably foreseeable future space needs on the Facilities, the LLC shall or shall cause Incumbent to allow Pathnet, at no additional charge to colocate at the Facilities all equipment necessary to support the interconnections set forth on Exhibit A-6 to Schedule A and any additional interconnections equipment that may be added by Pathnet from time to time and at any time during the term of this Agreement, subject to the limitations set forth in Schedule 3 of Schedule A.

      6.9 Subordination. Pathnet shall subordinate its interest in the Facilities to (i) all deeds of trust, deeds to secure debts, mortgages and other security instruments now or hereafter Encumbering all or any portion of the real property relating to the Facilities described on Schedule G (each, a "Facility Encumbrance") and (ii) any increases, renewals, modifications, consolidations, replacements and extensions of any such Facility Encumbrance. In connection with such subordination of Pathnet's interest in the Facility to all Facility Encumbrances, Pathnet shall, as requested by the LLC, within fifteen (15) days after any request by Incumbent, execute and deliver a commercially reasonable subordination, non-disturbance and attornment agreement with all Persons secured by such Facility Encumbrances. Pathnet shall, as requested by the LLC, execute and deliver similar subordination, non-disturbance and attornment agreements with each future Person secured by a Facility Encumbrance.

      6.10 Removal of Equipment. Upon the Expiration Date, the LLC shall have the option of purchasing any and all of the Pathnet owned Equipment located on the Facilities at its then fair market value. Pathnet shall, at the LLC's request and direction, remove any or all Pathnet owned Equipment not so purchased by the LLC from the LLC's Facilities and restore each site to its condition as of Commissioning (reasonable wear and tear, and damage from the elements, excepted) within sixty (60) days after the Expiration Date and at Pathnet's sole expense. In the event Pathnet fails to perform such requested removal within such sixty (60) day period, as determined by the LLC in its sole discretion, the LLC may remove such Equipment and restore each site to its condition as of Commissioning, (reasonable wear and tear, and damage from the elements, excepted), and Pathnet shall promptly pay the LLC all costs reasonably incurred by the LLC for such removal and restoration. The LLC shall have no liability to Pathnet in connection with any damage to the Pathnet owned Equipment resulting from its removal by the LLC.

      6.11 Removal of Hazardous Materials. Within ninety (90) days after the written request of Incumbent, or in any event, within ninety (90) days after the Expiration Date, Pathnet shall remove from the Facilities any and all Hazardous Materials, that were brought to the Facilities by Pathnet during the term of this Agreement in violation of Requirements of Law.

SECTION 7. PROGRAM MANAGEMENT AND PROJECT MANAGEMENT.

      7.1 Program Manager. In connection with the Services and other services performed by Pathnet under this Agreement, Pathnet shall provide a Program Manager whose duties shall include (i) supervising the project through design, installation and operation, (ii) supervising the Project Manager, (iii) overseeing the Field Manager and the other Pathnet personnel, and (iv) ensuring the performance of Pathnet's rights and obligations under this Agreement.

      7.2 Project Management for Modifications. In connection with the modifications of the Facilities set forth in Section 2 of Schedule A, Pathnet shall provide a Project Manager, a Field Manager, an Applications Engineer and a Project Engineer, each of whom shall have the duties as set forth in Section 7.4 with respect to such modifications of the Facilities.

      7.3 Project Management for Installation. In connection with the installation of the System set forth in Section 4 of Schedule A, Pathnet shall provide a Project Manager, a Field Manager, an Applications Engineer and a Project Engineer, each of whom shall have the duties as set forth in Section 7.4 with respect to such installation of the System.

      7.4 Pathnet Project Management Personnel. The Project Managers, Field Managers, Applications Engineers and Project Engineers shall each have the duties as set forth below:

            (a) Project Manager. Pathnet shall provide a Project Manager whose duties shall include ensuring the overall functional integrity of the System, the preparation, amendment and adherence to a construction schedule, and compliance with Pathnet's other obligations under Schedule A.

            (b) Field Manager. Pathnet shall provide a Field Manager whose duties shall include the oversight and direction of all on-site activities, the coordination of all Subcontractors and all required communication with the Project Manager.

            (c) Applications Engineer. Pathnet shall provide an Applications Engineer, whose duties shall include the review and translation of the System configuration into specific hardware requirements, precise interface levels, intra and inter-rack cabling and all other necessary peripheral equipment, rack profiles and required Interconnection data.

            (d) Project Manager. Pathnet shall provide a Project Engineer whose duties shall include the performance of all planning and support activities and a detailed site survey to gather data for development of the installation plan and testing plan.

SECTION 8. SERVICES AND SYSTEMS SPECIFICATIONS.

      8.1 Services

            8.1.1 System Design, Modification, Installation, Operation and Performance. Pathnet and the LLC shall perform their respective functions with respect to the design, modification, installation, operation and performance of the System as set forth on Schedule A and in this Section 8 (the "Services"); provided, that in the event such performance requires Incumbent's performance, the LLC shall cause Incumbent to so perform.

            8.1.2 Upgrade of System. In accordance with its performance of the Services, Pathnet shall have the right, at its own expense and with the LLC's prior approval, which approval shall not be unreasonably withheld or delayed, to upgrade the System and Equipment, and the System and Equipment operation policies and procedures, including, but not limited to, (i) replacing Equipment, (ii) adding newly available improved Equipment, and
      (iii) modifying policies, procedures and specifications relating to the System, to conform such policies, procedures and specifications with new Technology or industry standards; provided, however, nothing contained in this Section 8.1.2 shall limit Pathnet's rights to perform any Capacity Expansion pursuant to this Agreement.

            8.1.3 Incumbent Training. Pathnet shall provide to Incumbent the training as set forth on Schedule D.

            8.1.4 Maintenance. Pathnet shall enter into the Maintenance Services Agreement with Incumbent and shall perform all of its obligations thereunder, including the provision of Spare Parts. The LLC shall cooperate with Incumbent and Pathnet to permit the performance of the services or other activities called for or required under the Maintenance Services Agreement.

            8.1.5 Performance of the Services. Pathnet shall have the right to engage Subcontractors to perform any of the Services subject to the LLC's prior approval, which approval shall not be unreasonably withheld or delayed.

                  (A) Subcontractors. Nothing contained herein shall create or imply privity of contract between the LLC and any Subcontractor, notwithstanding the LLC's consent to any Subcontractor. Pathnet acknowledges and agrees that the LLC shall have no obligation to (i) supervise any Pathnet Subcontractor or its employees or (ii) pay any Pathnet Subcontractor or its employees other than to the extent required pursuant to Section 5 or as otherwise agreed in writing by the Parties. No dealings of any kind between the LLC and any Subcontractor shall be deemed a waiver of the foregoing by the LLC unless the LLC (at the LLC's election) specifically agrees otherwise in writing.

                  (B) Except for any liens arising from LLC's or Incumbent's failure to pay for the LLC Items for which they are responsible under Section 5.1.5, if any Subcontractor or any other Person claiming to have been employed (directly or indirectly) by or through Pathnet files a lien, Pathnet shall satisfy, remove or discharge such lien at Pathnet's expense by bonding, payment or otherwise within thirty (30) days after notice to Pathnet of the filing thereof. If Pathnet fails to do so, the LLC may satisfy, remove or discharge such lien, and Pathnet shall pay the same to the LLC upon demand.

      8.2 Specifications.

            8.2.1 General. Pathnet and the LLC shall perform the Services in accordance with any and all technical and operational specifications set forth in Schedule A (the "Specifications"); provided that in the event such performance requires Incumbent's performance, the LLC shall cause Incumbent to so perform.

            8.2.2 Channel Plan.

                  (A) Original Channel Plan. On the Effective Date, the LLC
            shall deliver to Pathnet a proposed T-l channelization plan setting forth the proposed capacity needs of Incumbent at each Facility (the "Incumbent Capacity"). Such capacity shall be sold to Incumbent by the LLC pursuant to Incumbent IRU Agreement. Such capacity (i) shall in no event exceed [***] and (ii) shall be subject to Drop and Insert capacity at each Switched Mod Section. Pathnet shall incorporate the LLC's proposed channelization plan into the Channel Plan subject to the limitations set forth in this Section 8.2.2.

                  (B) Amended Channel Plan. Upon written notice to Pathnet and subject to the capacity granted under the Incumbent IRU Agreement, the LLC shall have the right to modify Incumbent Capacity (as described in the Channel Plan) along the network any time after Commissioning, provided that sufficient Drop and Insert capacity exists at each Facility not designated as a repeater terminal between each Switched Mod Section using available Wayside Channels to effect such modification. Within ninety (90) days after receipt of any such written notice from the LLC, Pathnet shall make such modification to the configuration of the Channel Plan at no charge to the LLC.

            8.2.3 Specifications. Standards and Inspections. In connection with the Services set forth in Section 2 and Section 4 of Schedule A, Pathnet shall comply with the following requirements:

                  (A) Obligation to Construct. Pathnet shall use commercially reasonable efforts to ensure that the modification of the System set forth in Section 2 of Schedule A and the installation of the System set forth in Section 4 of Schedule A occur as expeditiously as possible and in no event later than the 18 month period set forth in
            Section 3.2.2.

                  (B) Industry Standards. All Services and materials supplied pursuant to Schedule A must meet or exceed all applicable Specifications. Where Specifications are not stated, such work performed and materials supplied will meet all applicable provisions of the following standards: (i) EIA RS-l95 (latest edition), (ii) EIA/TIA-222 (latest edition), (iii) American Society of Testing Materials A 325 and A 572, (iv) the applicable sections of the National Electric Code, (v) the American National Standards Institute, (vi) ACI 318-83, (vii) ACI-305, (viii) ACI-306, (ix) OSHA 29 CFR 1910 and (x) all other applicable Federal, state and local regulations of all Governmental Authorities with jurisdiction; provided, however, in the case of a conflicting requirement of standards, the more stringent standard shall apply.

                  (C) Site Inspections. During the performance of the Services,
            Incumbent shall allow Pathnet to perform site inspections during normal business hours, or in the case of an emergency, at any time, subject to the access limitations set forth herein.

            8.2.4 Plans, drawings, etc. All plans, specifications, drawings, presentations, schedules, budgets, analyses, and other documents of any kind prepared by Pathnet or any Subcontractor in connection with the System (the "Project Documents"), and all rights therein, shall be and remain the joint property of both Pathnet and the LLC. Submission or description of any document described in the foregoing sentence to any Person or Governmental Authority for purposes of, or in connection with, the System shall not be construed as publication in derogation of the LLC's rights under this Agreement. The term "Project Documents" shall not include non-technical, non-drawing type documents, memos, analyses, and other writings used solely for the internal purposes of Pathnet or any Subcontractor.

      8.3 Change Orders. To the extent requested by the LLC and agreed to by Pathnet, this Agreement shall incorporate (i) future issuance of change orders for equipment and services beyond the scope of the Services and this Section 8 of the Agreement, and (ii) Pathnet's provision of additional equipment and services in accordance with such orders. To the extent mutually agreed upon by the Parties, all such orders shall be deemed to be supplements to and governed by the terms of this Agreement. The Segment A and Segment B LLC Estimated Costs and the LLC Payment Cap may be modified to reflect any agreed upon change orders. In the event the LLC provides an alternative facility to the Facilities set forth in Schedule B, pursuant to Sections 6.2.1, 11.2 and 11.3 for installation of the System, Pathnet and the LLC shall adjust the Segment A and Segment B LLC Estimated Costs, the Segment A and Segment B Pathnet Estimated Costs and the LLC Payment Cap as applicable to incorporate the inclusion or exclusion of any such facility.

SECTION 9. OWNERSHIP, DEPRECIATION AND ENCUMBRANCE OF SYSTEM.

      9.1 Ownership of Equipment and Assets.

            9.1.1 Equipment and Assets Owned by the LLC. The LLC shall own or license the equipment and assets relating to the System as set forth in Schedule E.

            9.1.2 Equipment and Assets Owned by Pathnet. Pathnet shall own the equipment and assets relating to the System as set forth in Schedule E.

            9.2 Depreciation of Equipment.

            9.2.1 Depreciation by the LLC. The LLC shall have the right to fully depreciate the equipment and assets currently owned or to be owned by the LLC as listed in Schedule E.

            9.2.2 Depreciation by Pathnet. Pathnet shall have the right to fully depreciate the equipment and assets currently owned or to be owned by Pathnet as listed in Schedule E.

      9.3 Encumbrance.

            9.3.1 Initial System. Pathnet shall not Encumber the radios (other than the protect radio), radio software, antenna, waveguide, multiplexers or any other Equipment required to operate the Initial System in accordance with Specifications hereunder.

            9.3.2 Other Equipment, Materials, Agreements and Assets. Pathnet shall have the right, unless it otherwise agrees in writing, to Encumber
      (i) the Equipment used in any Capacity Expansion, (ii) the Revenue generated from the sale of the Excess Capacity, (iii) any Customer Agreement entered into by Pathnet with respect to the sale of Excess Capacity, (iv) this Agreement and any related documents, instruments and agreements executed and delivered in connection with this Agreement and any rights and obligations hereunder, and (v) the Equipment relating to the Initial System other than the radios, radio software, antenna, waveguide, multiplexers and any other
      Equipment required to operate the Initial System in accordance with the Specifications hereunder.

            9.3.3 Vendor Remedies. The LLC hereby acknowledges that pursuant to the Encumbrances granted by Pathnet to certain equipment vendors, service providers or other lenders, in accordance with Section 9.3.2, such vendors, providers or lenders shall have the right to assume and perform Pathnet's rights and obligations under this Agreement and the other documents, instruments and agreements executed in connection herewith and will be bound by the terms hereof and thereof.

      9.4 Taxes. The Parties' respective responsibilities for taxes arising under or in connection with this Agreement shall be as follows: (i) each Party shall be responsible for any personal or real property taxes on property it owns or leases, for franchise and privilege taxes on its business and for taxes based on its net income or gross revenue and (ii) Pathnet shall be responsible for any sales, use, excise, value-added services, consumption and other taxes and duties payable by the LLC or Incumbent on any goods and services used or consumed in providing the services to be performed by Pathnet under this Agreement, where the tax is imposed on the LLC's acquisition or use of such goods or services and the amount of the tax is measured by the LLC's costs in acquiring such goods or services; provided, however, that Pathnet shall not be responsible for any Federal, state or local income taxes of Incumbent or the LLC or any franchise taxes of Incumbent or the LLC.

      9.5 Special Purpose Subsidiary Relating to Initial System Licenses.

            (a) Pathnet shall contribute to Pathnet/Idaho Power License, LLC, a Delaware limited liability company ("Pathnet/Idaho Power License LLC") and cause Pathnet/Idaho Power License LLC to hold, the FCC licenses relating to the Initial System.

            (b) On the Effective Date, Pathnet and the LLC shall execute and deliver the Pledge Agreement relating to the Pathnet/Idaho Power License LLC substantially in the form attached hereto as Schedule H.

      9.6 Security Interest in Initial System Protect Radio. On the Effective Date, Pathnet and the LLC shall execute and deliver the Security Agreement substantially in the form attached hereto as Schedule I, pursuant to which Pathnet shall grant the LLC a security interest in the Initial System Protect Radio.

      9.7 Agreement Regarding Bankruptcy. Pathnet agrees and shall cause each subsidiary of Pathnet contracting with the Pathnet/Idaho Power License LLC to agree, that neither Pathnet, nor any such subsidiary of Pathnet shall take any actions that would cause the involuntary bankruptcy of the Pathnet/Idaho Power License LLC.

      9.8 Spectrum License Agreement. On the Effective Date, the LLC and Pathnet/Idaho Power License LLC shall execute a Spectrum License Agreement substantially in the form set forth in Schedule K.

SECTION 10. EXCESS CAPACITY MARKETING AND SALES.

      10.1 Customer Agreements.

            10.1.1 Authorization. Pathnet shall negotiate, execute and deliver any and all agreements and arrangements ("Customer Agreements") for customers of the Excess Capacity, which Customer Agreements shall contain terms and conditions determined by Pathnet in its sole discretion.

            10.1.2 Approval and Consent by the LLC. If the terms of any Customer Agreement require the written approval or consent of the LLC as a condition to the execution, delivery or performance, the LLC shall promptly provide such written approval or consent, subject to the indemnification rights set forth in Section 16.2(d); provided such approval or consent shall not increase the LLC's liability or obligations under this Agreement or otherwise.

            10.1.3 Modifications to System. In the event that any Customer Agreement requires that the System be modified in any way, Pathnet shall ensure that any such modifications (i) shall not compromise the integrity and performance of the System in accordance with the Specifications and
      (ii) shall be made at no additional cost to the LLC.

SECTION 11. FCC LICENSES AND OTHER REGULATORY APPROVALS AND LICENSES.

      11.1 FCC Rules and Regulations.

            11.1.1 Microwave Radio Station Licenses.

                  (A) Preparation and Filing of Forms 415. Subject to Section
            11.4, Pathnet shall be responsible for all regulatory filings required to obtain FCC approvals to own and operate the System and to sell telecommunications capacity to other common carriers, including but not limited to the initial application(s) for licenses and any amendments or modifications to the licenses. If necessary, Pathnet shall be responsible for any filings relating to cancellation of a license. Pathnet shall be solely responsible for any expenses incurred with respect to these filings and Pathnet shall be solely responsible for fees associated with such applications, including the initial application fees. Pathnet shall prepare and timely file all required Form 415, Applications for Authorization in the Microwave Services (each a "Form 415"), or any successor forms, documents or instruments to such Form 415 as the FCC may prescribe, including but not limited to, the preparation or ordering of all frequency coordinations required pursuant to Schedule B and Schedule C of Form 415, in order to own, operate and sell the Excess Capacity of the System in accordance with the terms and conditions of this Agreement. To the extent reasonably necessary, the LLC and Incumbent shall cooperate with Pathnet in obtaining FCC approvals.

                  (B) Identity of License. All Microwave Radio Station Licenses
            issued by the FCC relating to the System shall be licensed in Pathnet's or Pathnet/Idaho Power License LLC's name. To the extent permitted by law, Pathnet shall remain licensed under the FCC Code until such time as its licenses may be terminated. The LLC and Incumbent shall be permitted to continue to own and be licensed as private microwave operators at the stations licensed to Pathnet relating to the system, provided that (i) that frequency assignments of such private licenses do not interfere with the System (including, but not limited to, any Capacity Expansion of the System) and (ii) such private licenses are permitted under the FCC Code.

                  (C) Maintenance of License. Pathnet shall maintain in good standing each Microwave Radio Station License relating to the System, including, but not limited to, fees, preparing and filing any required amendments to the Forms 415 relating to the System and submitting and filing any supplementary information as required by the FCC.

            11.1.2 Common Carrier Reporting Obligations. Pathnet shall prepare and file all forms, reports, instruments, documents and agreements required by the FCC and FCC Code relating to Pathnet's status as a "common carrier" under the FCC Code.

            11.1.3 Tariff Filings. Pathnet shall prepare and timely file all tariff applications pursuant to 47 CFR 61, as amended, or any successor statute, rule or regulation and shall request and file all necessary waivers of such tariff requirements, as determined by Pathnet in its sole discretion.

            11.1.4 Frequency Coordination Notices. During the term of this Agreement, Pathnet shall prepare and send all required frequency coordination notices required under 47 CFR 101.103, as amended, or any successor statute, rule or regulation and shall respond, as appropriate, to all PCNs received by Pathnet, the LLC or Incumbent relating to the System.

            11.1.5 Delivery of Copies. Pathnet shall provide to the LLC a copy of all filings and submissions with the FCC, relating to the System, within (10) days after request by the LLC.

            11.1.6 Assistance in Preparation of License Applications. Upon request by Pathnet, and in a timely manner, the LLC shall provide to Pathnet all information necessary for the completion of all required filings and submissions with the FCC including, but not limited to the LLC's authorized signature on any filings or other submissions to the FCC or any documents, instruments or agreements completed in connection with such filings and submissions.

            11.1.7 Spectral Loading Requirements. Pathnet shall (i) ensure that the System, as licensed, shall comply with all spectral loading requirements set forth in 47 CFR 101.141, or any successor statute, rule or regulation or (ii) obtain a waiver of any or all of such requirements; provided, however, if the System does not meet such spectral loading requirements and Pathnet is unable to obtain a waiver of such requirements, Pathnet shall have the right, at its sole cost and expense, to modify the System to a hot-standby Protection Configuration until such time as the spectral loading requirements can be met; provided such configuration meets the System's performance requirements.

            11.1.8 Default in FCC License. In the event that the FCC institutes a penalty against or fine imposed on Pathnet, the LLC, or the System, due to non-compliance with any FCC requirements by Pathnet, Pathnet shall promptly pay such penalty or fine (in the case such penalty or fine is instituted as the result of an act or omission on the part of Pathnet) or the LLC shall promptly pay such penalty or fine (in the event such penalty or fine is instituted as the result of an act or omission on the part of the LLC).

      11.2 Zoning Requirements. The LLC shall be responsible for obtaining appropriately zoned sites and maintaining zoning and land use compliance of the Facilities throughout the term of the Agreement. Pathnet shall be responsible for complying with all zoning requirements as provided by the LLC as applicable to the installation and operation of the System and its Facilities. The LLC shall advise Pathnet of zoning requirements, which, in the reasonable opinion of the LLC, differ from those generally applicable to microwave facilities. The LLC shall provide to Pathnet all required information and shall cooperate with Pathnet in connection with Pathnet's compliance with all zoning requirements pursuant to this Section 11.2. Notwithstanding the foregoing, the LLC and Incumbent shall, or shall cause Incumbent to, implement either (i) best efforts to obtain all necessary zoning and permits for each Facility or (ii) in the event Incumbent and/or the LLC are unable to obtain such necessary zoning and permits, commercially reasonable efforts to obtain an alternative facility available for installation and operation of the System in order for Pathnet to perform its obligations under this Agreement. If and to the extent the LLC and/or Incumbent cannot obtain the required zoning and permits for any Segment, Pathnet shall have, as its sole and exclusive remedy, the unilateral right but not obligation to terminate this Agreement, as to any Segment, without any further recourse against LLC or Incumbent hereunder.

      11.3 Lessor Requirements. Where Incumbent leases sites for the location of its Facilities, the LLC shall be responsible for obtaining all consents or approvals of the site lessor necessary for construction and operation of the System. Pathnet and the LLC shall comply with all site lessor requirements. Pathnet and the LLC shall each cooperate with the other in connection with the other's compliance with all site lessor approvals pursuant to this Section 11.3. Notwithstanding the foregoing, the LLC shall, or shall cause Incumbent to, implement (i) best efforts to obtain all necessary site lessor consents and approvals for each Facility or (ii) commercially reasonable efforts to obtain an alternative facility available for installation and operation of the System in order for Pathnet to perform its obligations under this Agreement. If and to the extent the LLC and/or Incumbent cannot obtain the required site lessor approval, Pathnet shall have, as its sole exclusive remedy, the unilateral right but not obligation to terminate this Agreement, as to any Segment, without any further recourse against LLC or Incumbent hereunder.

      11.4 Tower Registration. Incumbent and the LLC shall ensure timely compliance with all FAA and FCC tower registration requirements including, but not limited to, the preparation of any filings with or the obtaining of any waivers or extensions from the FAA or FCC. The LLC and/or Incumbent shall promptly notify Pathnet of any deficiency or non-compliance with any such tower registration requirements, filings, waivers or extensions.

SECTION 12. INSURANCE.

      12.1 Delivery of Certificates of Insurance. Upon the LLC's request and prior to the commencement of any Services by Pathnet, Pathnet shall deliver to the LLC Certificates of Insurance relating to Pathnet's Commercial General Liability Insurance Policy, Workers Compensation Insurance Policy, Automobile Liability Insurance, Excess Liability Insurance Policy and Professional Liability Insurance.

      12.2 Pathnet Insurance Coverage. During the term of this Agreement, Pathnet shall maintain the types of insurance at the coverage limits set forth below each naming Incumbent and the LLC as an additional insured and providing for thirty (30) days' prior notification to the LLC and Incumbent and the right of Incumbent and/or the LLC to cure any default prior to cancellation:

            (a) Worker's Compensation Insurance. Workers Compensation Insurance as required by laws and regulations applicable to and covering Persons performing the Services;

            (b) Commercial General Liability Insurance. Commercial General Liability Insurance with a limit of not less than $1,000,000 per occurrence and $ 1,000,000 in the aggregate;

            (c) Automobile Liability Insurance. Automobile Liability Insurance, which includes coverage for non-owned and hired vehicles with a limit of not less than $1,000,000;

            (d) Excess Liability Insurance. Excess Liability Insurance with a limit of not less than $4,000,000; and

            (e) Professional Liability Insurance. Professional Liability Insurance with a limit of not less than $10,000,000.

      12.3 LLC Insurance Coverage Incumbent or the LLC shall maintain insurance coverage on the Facilities properties and operations of Incumbent and the LLC to the extent necessary to permit Pathnet to operate the System and perform its obligations in the event of any property or operations damages or losses which coverage shall include general liability and other forms of insurance covering such risks as are usually insured against by prudent companies engaged in the business and activities in which the LLC is engaged, in amounts which are adequate in relation to the business and properties of the LLC, and all premiums to date have been and will continue to be paid in full.

      12.4 Proof of Licensed Subcontractors. Upon request of the LLC, Pathnet shall provide to the LLC proof of licensing and certification of insurance for any Subcontractors engaged by Pathnet to provide Services, during the term of such engagement.

SECTION 13. SOFTWARE AND PROPRIETARY RIGHTS.

      13.1 Pathnet Software. Pathnet retains all right, title and interest in and to Pathnet Software. As of the Effective Date and pursuant to the Pathnet Sublicense Agreement attached hereto as Schedule F, the LLC is granted a nonexclusive sublicense to use Pathnet Software for the sole purpose of receiving the services pursuant to this Agreement. Pathnet Software will be made available to the LLC in such form and on such media as exists on the Effective Date, together with existing documentation and any other related materials. The LLC shall not be permitted to use Pathnet Software for the benefit of any entities for any use other than performance of the LLC's rights under this Agreement or any agreement executed in connection therewith, without the prior written consent of Pathnet which may be withheld at Pathnet's sole discretion. Except as otherwise requested or approved by Pathnet, the LLC shall cease all use of Pathnet Software upon expiration of this Agreement. Notwithstanding the foregoing, the LLC shall have the right to purchase or license the Pathnet Software from Pathnet to the extent Pathnet owns or otherwise has the ability to sell or license such software on terms that shall be agreed upon by the Parties negotiating in good faith.

      13.2 Proprietary Rights. The LLC acknowledges and agrees that all or portions of the information and materials, including but not limited to the Pathnet Software and related documentation to be supplied by Pathnet hereunder are owned by Pathnet and/or others and are proprietary in nature. The LLC also acknowledges and agrees that Pathnet and/or its suppliers have and will retain all proprietary rights in such information and materials. The LLC (i) shall respect such claim of proprietary right, (ii) shall protect such information at least to the extent that it protects its own proprietary information, (iii) shall not use such information except for the purposes for which its is being made available as set forth in this Agreement and (iv) shall not reproduce, print, disclose, or otherwise make said information available to any third party, in whole or in part, in whatever form.

SECTION 14. REPRESENTATIONS AND WARRANTIES.

      14.1 Representations and Warranties of Each Party. Each Party hereby represents and warrants the other Party as follows:

            14.1.1 Due Incorporation and Formation; Authorization of Agreements; Binding Effect. Such Party is a corporation or limited liability company, as the case may be, duly formed or organized, and validly existing under the laws of its state of incorporation or organization, and has the corporate or limited liability company authority to own its property and carry on its business as owned and carried on as of the Effective Date. Such Party is duly licensed or qualified to do business and is in good standing (if applicable) in each jurisdiction in which the failure to be so licensed or qualified would have a Material Adverse Effect on such Party. Such Party has the corporate or limited liability company authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such Party and this Agreement constitutes a legal, valid and binding obligation of such Party enforceable in accordance with its terms, subject as to enforceability to limits imposed by bankruptcy, insolvency or similar laws affecting creditors rights generally and the availability of equitable remedies.

            14.1.2 No Conflict; No Default. Neither the execution or delivery of this Agreement by such Party, nor (except as would not have a Material Adverse Effect on such Party), the performance of this Agreement by such Party or the consummation by such Party of the transactions contemplated hereby in accordance with the terms and conditions hereof: (i) will conflict with, violate, result in a breach of or constitute a default under any of the terms, conditions or provisions of the certificate or articles of incorporation or bylaws or LLC operating agreement (or other governing documents) of such Party or any material agreement or instrument to which such Party is a party or by which such Party may be bound, (ii) will conflict with, violate or result in a breach of, constitute a default under (whether with notice or lapse of time or both), accelerate or permit the acceleration of the performance required by, give to others any interests or rights or require any consent, authorization or approval under any contract to which such Party is a party or by which such Party is or may be bound or to which any equity interest held by such Party or any of its material properties or assets is subject or (iii) will result in the creation or imposition of any Encumbrance upon any equity interest held by such Party in the LLC or any of the other material properties or assets of such Party, other than Facility Encumbrances.

            14.1.3 No Consent. Other than consents and approvals contemplated by
      Section 10.1, no consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Authority, domestic or foreign, is required to be obtained by such Party in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except those that have been obtained and are in full force and effect pursuant to
      Section 14.1.5.

            14.1.4 Compliance with Laws and Regulations. The performance of its obligations under this Agreement will not result in a violation in any respect of (i) any applicable Federal, state, local or foreign laws, ordinances, regulations, rulings and orders of government agencies applicable to its business in any respect the violation of which could have a Material Adverse Effect (including Requirements of Law relating to pollution, protection of the environment, emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic, hazardous or regulated substances or wastes into the environment or otherwise relating to the manufacture, processing, distribution, use, treatment, storage disposal, transport or handling of pollutants or other such hazardous or regulated substances or wastes) or
      (ii) any applicable order, Judgment, injunction, award or decree in any respect which could have a Material Adverse Effect on such Party.

            14.1.5 Permits. Such Party has or will obtain all authorizations, approvals, consents, licenses, Permits and certificates (including, but not limited to all required approvals from the FCC) necessary to perform its respective obligations under this Agreement and to own, lease and operate its properties as currently or anticipated to be conducted, owned, leased or operated, as the case may be, for which the failure to possess would result in a Material Adverse Effect. No violations are outstanding or uncured with respect to any such Permits and no proceeding is pending to revoke or limit any Permit.

            14.1.6 Title to Assets, Properties and Rights and Related Matters. Except as set forth in Section 6.2.1, 11.2 and 11.3 and on Schedule G, such Party has and will continue to have for the term of this Agreement good and marketable title to all the properties, interests in properties and assets, real, personal or mixed, necessary for the conduct of such Party's business and for the transactions contemplated by this Agreement (including, but not limited to, any rights of way, leasehold interests, easements, proofs of dedication and rights necessary to ensure vehicular and pedestrian ingress and egress to and from any such properties or assets), free and clear of all Encumbrances of any kind or character, except (i) liens for current taxes not yet due and payable, (ii) Encumbrances securing taxes, assessments, governmental charges or levies or the Encumbrances of materialmen, carriers, landlords and like persons, all of which are not yet due and payable and (iii) minor Encumbrances of a character that do not substantially impair the assets or properties of such Party or which will not have a Material Adverse Effect on such Party. The LLC will cause Incumbent to use best efforts to keep in full force and effect any leases of or affecting the Facilities and will cause Incumbent to use best efforts to renew or enter into new leases for the Facilities as necessary to ensure that Incumbent has sufficient right, title and interest in and to the Facilities throughout the term of this Agreement and to permit the LLC and Pathnet to perform their respective obligations and rights hereunder.

            14.1.7 Labor Matters. Such Party has complied in all material respects with all applicable Federal, state and local laws and ordinances relating to the employment of labor, including the provisions thereof relating to wages, hours, employee benefit plans and the payment of social security taxes, and is not liable for any arrears of wages or any tax related thereto (except for currently accrued and unpaid wages and except for currently accrued withholding, payroll, unemployment and social security taxes payment of which is not overdue) or penalties for failure to comply with any of the foregoing, and neither has received a notice to the contrary from any Governmental Authority. Such Party has not suffered any strike, slowdown, picketing or work stoppage by any union or other group or employees affecting the business of such Party, and no such event or action is threatened.

            14.1.8 Contract or Restriction. Such Party is not a Party to or bound by any contract or agreement nor is subject to any corporate restrictions that could materially and adversely affect the business, properties or condition, financial or otherwise, of such Party (other than adverse effects resulting from vendor creditors exercising their rights against collateral pledged by such Party pursuant to applicable vendor credit documents) or adversely affect or call into question the power or authority of such Party to enter into or perform this Agreement or any of the agreements or instruments executed by such Party in connection herewith, or that otherwise adversely affect or call into question the validity or enforceability of this Agreement or any of the agreements or instruments executed by such Party in connection herewith.

            14.1.9 Litigation. There are no pending or, to the best of each Party's knowledge, threatened actions or proceedings before any court, arbitrator or governmental or administrative body or agency that could in any way adversely affect or call into question the power or authority of such Party to enter into or perform this Agreement or any of the agreements or instruments executed in connection herewith, or that in any way adversely affect or call into question the validity or enforceability of this Agreement or any of the agreements or instruments executed in connection herewith.

            14.1.10 Disclaimer. EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER PATHNET NOR THE LLC MAKES ANY OTHER EXPRESS WARRANTY AND THERE ARE NO IMPLIED WARRANTIES WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT. PATHNET AND THE LLC HEREBY DISCLAIM THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY AND ALL OF THE FOREGOING.

      14.2 Representations and Warranties of Pathnet.

            14.2.1 Hazardous Materials. Pathnet represents and warrants that (i) Pathnet is and shall remain in compliance with any and all Federal, state or local permits in regard to Hazardous Materials, (ii) Pathnet shall report to applicable Governmental Authorities any release of reportable quantities of Hazardous Materials as mandated by Section 103 (a) of CERCLA and (iii) Pathnet will, within five (5) Business Days of receipt, send to the LLC a copy of any notice, order, inspection report or other document issued by any government authorities relating to Pathnet's status with environmental or health and safety laws.

            14.2.2 Services. Pathnet warrants (i) that the Services will be performed in a workmanlike manner and (ii) that it has or will obtain agreements or arrangements with its employees, agents and Subcontractors sufficient to allow it to provide the LLC with the Services.

SECTION 15. INDEMNIFICATION AS A RESULT OF THIRD PARTY CLAIMS.

      15.1 Indemnification by the LLC. The LLC agrees to indemnify, defend and hold harmless Pathnet and its Affiliates and their respective officers, directors, employees, agents, successors and assigns from and against any and all Losses and threatened Losses arising from, in connection with, or based on allegations of, any of the following:

            (a) any claims of infringement of any patent, trade secret, copyright or other proprietary rights alleged to have occurred in connection with systems or other resources provided by Pathnet to the LLC and arising out of the actions of the LLC, its employees, officers or agents.

            (b) any claims arising out of the untruth, inaccuracy or breach of any representation or warranty of the LLC set forth in this Agreement.

            (c) subject to Section 16.2 (d) below, the liability of Pathnet for
      (i) any personal injury, disease or death of any person, (ii) damage to or loss of any property, money damages or specific performance owed to any third party (by contract or operation of law) or (iii) any fines, penalties, taxes, claims, demands, charges, actions, causes of action, assessments, environmental response costs, environmental penalties, injunctive obligations any of which items (i), (ii) or (iii) are caused by, arise out of, or are in any way incidental to, or are connected with, actions or omissions of the LLC, its employees, officers or agents.

      15.2 Indemnification by Pathnet. Pathnet agrees to indemnify, defend and hold harmless the LLC and its Affiliates and their respective officers, directors, employees, agents, successors and assigns from and against any and all Losses and threatened Losses arising from, in connection with, or based on allegations of, any of the following:

            (a) any claims of infringement of any patent, trade secret, copyright or other proprietary rights alleged to have occurred in connection with systems or other resources provided by Pathnet to the LLC either as a contribution to the LLC, pursuant to this Agreement or the Pathnet Sublicense Agreement, dated as of the date hereof, or otherwise and arising out of the actions of Pathnet.

            (b) any claims arising out of the untruth, inaccuracy or breach of any representation or warranty of Pathnet set forth in this Agreement.

            (c) the liability of the LLC for (i) any personal injury, disease or death of any person, (ii) damage to or loss of any property, money damages or specific performance owed to any third party (by contract or operation of law) or (iii) any fines, penalties, taxes, assessments, environmental response costs, environmental penalties or injunctive obligations any of which items (i), (ii) or (iii) are caused by, arise out of, or are in any way incidental to, or are connected with, actions or omissions of Pathnet, its employees, officers, directors or agents.

            (d) the liability of the LLC to Pathnet's customers arising out of any or all obligations to or contracts with customers or Pathnet to purchase Pathnet Excess Capacity for alleged loss of profits or revenue by said customers (or the customers of said customers) resulting from a loss of service over the System.

      15.3 Indemnification Procedures. With respect to any third party claims, the following procedures shall apply:

            (a) Notice. Promptly after receipt by an entity entitled to indemnification under Section 15.1 or Section 15.2 of notice of the commencement or threatened commencement of any civil, criminal, administrative or investigative action or proceeding involving a claim in respect of which the indemnitee will seek indemnification pursuant to any such section, the indemnitee shall notify the indemnitor of such claim in writing. No failure to so notify an indemnitor shall relieve it of its obligations under this Agreement except to the extent that it can demonstrate damages attributable to such failure. Within fifteen (15) days following receipt of written notice from the indemnitee relating to any claim, bill no later than ten (10) days before the date on which any response to a complaint or summons is due, the indenmitor shall notify the indemnitee in writing if the indenmitor elects to assume control of the defense and settlement of that claim (a "Notice of Election").

            (b) Procedure Following Notice of Election. If the indemnitor delivers a Notice of Election relating to any claim within the required notice period, the indemnitor shall be entitled to have sole control over the defense and settlement of such claim; provided that, (i) the indemnitee shall be entitled to participate in the defense of such claim and to employ counsel at its own expense to assist in the handling of such claim, and (ii) the indemnitor shall provide prior written notice to the indemnitee before entering into any settlement of such claim or ceasing to defend against such claim. After the indemnitor has delivered a Notice of Election relating to any claim in accordance with the subsection (a) above, the indemnitor shall not be liable to the indemnitee for any legal expenses incurred by the indemnitee in connection with the defense of that claim. In addition, the indemnitor shall not be required to indemnify the indemnitee for any amount paid or payable by the indemnitee in the settlement of any claim for which the indemnitor has delivered a timely Notice of Election, if such amount was agreed to without the written consent of the indemnitor.

            (c) Procedure Where No Notice of Election Is Delivered. If the indemnitor does not deliver a Notice of Election relating to any claim within the required notice period, the indemnitee shall have the right to defend or settle the claim in such manner as it may deem appropriate, at the cost and expense of the indemnitor. The indemnitor shall promptly reimburse the indemnitee for all such costs and expenses.

      15.4 Subrogation. In the event that an indemnitor shall be obligated to indemnify an indemnitee pursuant to Section 15.1 or Section 15.2, the indemnitor shall, upon payment of such indemnity in full, be subrogated to all rights of the indemnitee with respect to the claims to which such indemnification relates.

SECTION 16. LIABILITY OF THE PARTIES TO EACH OTHER.

      16.1 Liability Generally. Subject to the specific provisions of this
Section 16, it is the intent of the Parties that each Party shall be liable to the other Party for any actual damages incurred by the Non-Breaching Party as a result of the Breaching Party's failure to perform its obligations in the manner required by this Agreement and failure to cure such nonperformance as set forth in Section 17.1.1.

      16.2 Liability Restrictions.

            (a) SUBJECT TO SUBSECTION (b) BELOW, IN NO EVENT, WHETHER IN CONTRACT OR IN TORT (INCLUDING BREACH OF WARRANTY, NEGLIGENCE AND STRICT LIABILITY IN TORT), SHALL A PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT OR CONSEQUENTIAL, EXEMPLARY, PUNITIVE OR SPECIAL DAMAGES EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE.

            (b) The limitations set forth in subsection 16.2 shall not apply with respect to damages occasioned by a violation of Section 13 of this Agreement.

            (c) Each Party shall have a duty to mitigate damages for which the other Party is responsible.

            (d) Each Party shall be liable to the other Party for any actual damages as set forth in Section 16.1 only if, and to the extent that the aggregate of all losses arising from or in connection with any failure to perform obligations in the manner required by this Agreement exceeds ten thousand dollars ($10,000.00), except with respect to any payment obligations set forth in Section 5.

      16.3 Force Majeure. No Party shall be liable for any breach, default or delay in the performance of its obligations under this Agreement (i) if and to the extent such default or delay is caused, directly or indirectly, by: fire, flood, earthquake, elements of nature or acts of God, riots, civil disorders, rebellions or revolutions in any country, changes in Requirements of Law relating to the System or to the sale of Excess Capacity, or any other cause beyond the reasonable control of such Party (a "Force Majeure Event"), (ii) provided the non-performing Party is without fault in causing such breach, default or delay, and such breach, default or delay could not have been prevented by reasonable precautions and cannot reasonably be circumvented by the non-performing Party through the use of alternate sources, work around plans or other means.

SECTION 17. INFORMAL DISPUTE RESOLUTION; ARBITRATION.

      17.1 Informal Dispute Resolution.

            17.1.1 Notice of Breach, Cure and Remedies. In the event of a material breach by either Pathnet or the LLC (the "Breaching Party") the other Party (the "Non-Breaching Party") shall send by certified mail a written notice of such material breach to the Breaching Party setting forth the specific allegations of such breach. Upon receipt of the notice of breach, the Breaching Party shall have thirty (30) days to cure such breach. In the event the Breaching Party fails to cure such breach, as determined by the Non-Breaching Party in its sole discretion, or the Breaching Party determines, in its sole discretion, that it has cured such breach, either the Breaching Party or the Non-Breaching Party may invoke the settlement procedures set forth in Section 17 to resolve whether such breach has been cured.

            17.1.2 Role of Program Manager. In the event the LLC has a dispute, controversy or other complaint relating to Pathnet's performance of Pathnet's rights and obligations under this Agreement, the LLC shall have the right to first contact the Program Manager to resolve such dispute, controversy or other complaint. If the LLC is not satisfied with the resolution provided by the Program Manager, the LLC may resort to the arbitration procedures set forth in this Section 17.

            17.1.3 Resolution of Disputes. Any and all disputes and controversies between the LLC and Pathnet concerning the negotiation, interpretation, performance, breach or termination of this Agreement (each a "Dispute") shall be subject to resolution as set forth in this Section 17.

            17.1.4 Settlement Discussions. Any Dispute shall be attempted to be resolved first through amicable settlement discussions and each Party shall bear its own costs and attorney's fees of such settlement discussions. Each Party hereby agrees to use good faith efforts to reach a settlement through such amicable settlement discussions, provided, however, that, nothing herein shall prevent a Non-Breaching Party from immediately exercising any and all rights such Party may have, other than submission of such Dispute to arbitration or institution of legal proceedings, either of which remedies may only be invoked pursuant to the terms hereof and after failure of the settlement discussions required hereby.

            17.1.5 Referral to Binding Arbitration or Litigation. In the event the Parties fail to reach a settlement of the Dispute pursuant to settlement discussions in accordance with Section 17.1.4, each Party (the "Complaining Party") shall have the right, to file suit in a court of competent jurisdiction in a neutral forum or upon mutual consent of the parties, to refer such Dispute for final resolution by binding arbitration in accordance with the rules of the American Association of Arbitration (the "AAA"); provided, however, that the non-Complaining Party shall only have the right to institute suit regarding the Dispute in a court of competent jurisdiction prior to the commencement of the initial arbitration hearing, and upon filing such suit, the arbitration proceedings shall be deemed terminated.

            17.1.6 Binding Effect. The Parties acknowledge and agree that (i) the award in any arbitration shall be final, conclusive and binding on the Parties and (ii) any such arbitration award be a final resolution of the Dispute between the Parties to the same extent as a final judgment of a court of competent jurisdiction.

            17.1.7 Arbitration Process.

                  (A) Notice. To commence the arbitration process, the
            Complaining Party shall deliver to the other Party a written notice in accordance with the AAA rules.

                  (B) Site and Arbitration Tribunal. Absent agreement to the contrary by the Parties, the arbitration will be conducted in Washington, D.C., by a panel of three (3) arbitrators with expertise in the fields of telecommunications engineering and construction, provided, however, in the case of particular witnesses not subject to subpoena at the designated hearing site, hearings may be held at any place designated by the arbitrators where such witnesses can be compelled to attend, and, with the consent of the Parties, before a single member of the arbitration tribunal. Within thirty (30) days after the deliverance of the notice of arbitration, each Party must select one (1) arbitrator and a third arbitrator will be selected by agreement of the two (2) arbitrators selected by the Parties. If either Party fails to select an arbitrator or there is no agreement on the selection of the third arbitrator, AAA will select such arbitrators.

                  (C) Transcripts and Evidence. Both Parties shall cause a
            written transcript of all proceedings and testimony to be kept and the cost of such transcript shall be borne equally by the Parties pending the final award. All documents that either Party proposes to offer in evidence, except for those objected to by the other Party, shall be deemed to be self-authenticating.

                  (D) Applicable Law. The arbitrators shall determine the claims and defenses of the Parties and render their final award in accordance with the governing law of this Agreement as set forth in
            Section 18.5. Notwithstanding anything set forth in the Arbitration Rules to the contrary, the provisions of this Section 17 shall govern any arbitration proceeding brought in relation to this Agreement or the transactions contemplated thereby.

                  (E) Sanctions. The Parties acknowledge that, in addition to any other remedy allowed or specified in or under the AAA rules, the failure of a Party to comply with any interim, partial or interlocutory order, after due notice and opportunity to cure such non-compliance, may be treated by the arbitrators as a default and all or some of the claims or defenses of the defaulting Party may be stricken and partial or final award entered against such Party, as determined by the arbitrators in their sole discretion.

                  (F) Limitation on Awards. Arbitrators may not award (i)
            incidental, consequential or punitive damages in the resolutions of any Dispute and the Parties hereby waive all rights to and claims for monetary awards other than compensatory damages, (ii) any other right or remedy that contravenes the terms and conditions of this Agreement, or (iii) except as provided in Section 3.2, termination of this Agreement.

                  (G) Period of Limitations. In the event the Party claiming a
            Dispute does not either file suit or institute binding arbitration within four (4) years after the commencement of settlement discussions pursuant to Section 17.1.4, such Party shall forever be barred from bringing a claim on the specific subject matter of such Dispute.

                  (H) Arbitration Award. Any arbitration award must be in
            writing and must contain findings of fact and conclusions of law upon which the arbitrators relied in making the decision relating to such award.

                  (I) Attorney's Fees. The arbitrators shall award the
            reasonable cost, including attorneys' fees, to the prevailing Party.

SECTION 18. MISCELLANEOUS.

      18.1 Notices. All notices pertaining to disputes arising from this Agreement shall be directed to a corporate entity or employee designated by the signatories as having full rights and responsibilities to address such issues. Notices under this Agreement shall be sufficient only if personally delivered by a commercial prepaid delivery or courier service or mailed by Certified or registered mail, return receipt requested to a Party at its address set forth below or as amended by notice pursuant to this Section 18.1 If not received sooner, notice by mail shall be deemed received five (5) Business Days after deposit in the U.S. mail. All notices shall be delivered as follows:

            If to Pathnet:

                Michael A. Lubin, Esquire
                Vice President and General Counsel
                Pathnet, Inc.
                1015 3lst Street, NW
                Washington, D.C. 20007
                Tel:202.625.7284
                Fax:202.625.7369

            If to the LLC:

                Dave Angell
                Pathnet/Idaho Power Equipment, LLC
                c/o Idaho Power Company
                1221 West Idaho Street
                P.O. Box 70
                Boise, ID 83702-5627
                Tel:208.388.2701
                Fax:208.388.6902

      18.2 Binding Nature: Entire Agreement. Pathnet and the LLC acknowledge that (i) each has read and understands the terms and conditions of this Agreement and agrees to be bound by such terms and conditions, (ii) this Agreement shall be binding on each of Pathnet and the LLC and their respective successors and assigns, (iii) this Agreement together with any agreements or documents executed in connection and contemporaneously herewith is the complete and conclusive statement of the agreement between the Parties, (iv) this Agreement together with any agreements or documents executed in connection and contemporaneously herewith supersedes any and all prior agreements and arrangements between the Parties and all understandings and agreements, oral and written, heretofore made between the LLC and Pathnet are merged in this Agreement which together with any agreements or documents executed in connection and contemporaneously herewith, fully and completely expresses their agreement on the subject matter of this Agreement and (v) this Agreement together with any agreements or documents executed in connection and contemporaneously herewith sets forth the entire agreement on the subject matter hereof.

      18.3 Amendment. No modifications of, additions to or waiver of this Agreement shall be binding upon the LLC or Pathnet unless such modification, addition or waiver is in writing and signed by an authorized representative of each Party.

      18.4 Severability. If any provision, sentence, phrase or word of this Agreement or the application thereof to any Person or circumstance shall be held invalid, the remainder of this Agreement, or the application of such provision, sentence, phrase or word to Persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

      18.5 Governing Law. This Agreement, and the rights and obligations of the Parties hereunder, shall be governed and interpreted in accordance with the laws of the State of Idaho (other than the choice of law rules thereof).

      18.6 Survival. Any provision of this Agreement which contemplates performance or observance subsequent to any termination or expiration of this Agreement shall survive such termination or expiration and continue in full force and effect.

      18.7 Assignment. At any time and from time to time, Pathnet shall have the right to assign this Agreement or any of Pathnet's rights and obligations under this Agreement to an assignee, which assignee shall be bound by the terms and conditions of this Agreement; provided, that in no event shall any such assignment relieve Pathnet of its obligations under this Agreement. The LLC may not or shall not have the right to assign this Agreement or any of its rights and obligations hereunder without the prior written consent of Pathnet, which consent shall not be unreasonably withheld; provided, however, the LLC may assign its right and obligations, in whole but not in part, under this Agreement without the approval of Pathnet, to any entity which acquires all or substantially all of the assets of the LLC or to any subsidiary, Affiliate or successor in a merger or consolidation of the LLC; provided, that in no event shall any such assignment relieve the LLC of its obligations under this Agreement.

      18.8 Waiver. Failure or delay on the part of the LLC or Pathnet to exercise any right, power or privilege under this Agreement shall not constitute a waiver of any right power or privilege of this Agreement.

      18.9 Recordation. Each Party hereby acknowledges that this Agreement may be subject to recordation and the costs, fees or expenses associated with any such recordation shall be borne by the recording Party.

      18.10 Good Faith Renegotiation. Notwithstanding anything set forth herein to the contrary, the Parties hereby agree that in the event a Governmental Authority issues a decision, order, rule or other rulemaking of any kind, which necessitates any modification or amendment to this

Agreement, the Parties shall negotiate in good faith to modify or amend this Agreement to comply with such decision, order, rule or other rulemaking.

      18.11 Confidential Terms and Conditions. The LLC shall not disclose, except as required by law or as set forth in Section 18.9, the terms and conditions of this Agreement to any third party.

      18.12 LLC's Designated Representative. The LLC shall on the Effective Date designate in writing a representative who shall have express authority to bind the LLC with respect to all matters requiring the LLC's approval or authorization in connection with this Agreement (the "LLC Representative"). Such LLC Representative shall have the authority to make decisions and grant any and all consents required under this Agreement on behalf of the LLC and Pathnet shall be entitled to rely on any such decision or consent by the LLC Representative.

      18.13 Outsourcing. In addition to, and not in place of, any rights of Pathnet under this Agreement, Pathnet shall have the right to engage third party Subcontractors to perform any or all of Pathnet's rights and obligations under this Agreement, subject to the LLC's prior approval, which approval shall not be unreasonably withheld; provided that such approval shall not be required for third-party operation of the Network Monitoring Center.

      18.14 Schedule B. In the event the Parties mutually agree to include any additional or alternative sites in the development of the System, as set forth herein, such additional or alternative sites shall be amended on Schedule B and shall be deemed included in Schedule B for all purposes herein.

      IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, as of the date first written above.

                              PATHNET, INC.

                              By: /s/ Dave Schaeffer
                                  -------------------------
                              Name:  Dave Schaeffer
                                     -------------------------
                              Title: Chairman
                                     -------------------------
                              PATHNET/IDAHO POWER EQUIPMENT, LLC

                              By:  /s/ Kip W. Runyan
                                  -------------------------
                              Name:  Kip W. Runyan
                                     -------------------------
                              Title: President
                                     -------------------------

                    FIXED POINT MICROWAVE SERVICES AGREEMENT
                                    SCHEDULES

                       INDEX OF SCHEDULES AND EXHIBITS TO
                    FIXED POINT MICROWAVE SERVICES AGREEMENT

SCHEDULE A: Services and System Specifications

      Exhibit A-1: System Equipment and Scope of Work

      Exhibit A-2: Manufacturers Specifications for Radios

      Exhibit A-3: Electricity and Power Specifications of the System

      Exhibit A-4: Initial DS-1 Requirements

      Exhibit A-5: Equipment Shelters Specification and Design

      Exhibit A-6: Grounding and Lightning Protection Guidelines and
                   Specifications for Communications Shelters

      Exhibit A-7: Network Interconnections Schedule

      Exhibit A-8: Pathnet Spurs and LLC Spurs

      Exhibit A-9: Form of Certificate of Acceptance

      Exhibit A-10: Scope of Work

SCHEDULE B: The System

SCHEDULE C: Estimated and Operating Costs

      Exhibit C-1: LLC Estimated Costs Detail

      Exhibit C-2: Pathnet Estimated Costs Detail

SCHEDULE D: Incumbent Training

SCHEDULE E: Ownership of System Equipment Assets and Materials

SCHEDULE F: Form of Pathnet Sublicense Agreement

SCHEDULE G: Facility Encumbrances

SCHEDULE H: Form of Pledge Agreement Pledge Agreement

SCHEDULE I: Form of Incumbent Security Agreement

SCHEDULE J: Form of Pathnet IRU Agreement

SCHEDULE K: Form of Spectrum License Agreement

SCHEDULE L: Form of Maintenance and Provisioning Services Agreement

                                   SCHEDULE A

                       SERVICES AND SYSTEM SPECIFICATIONS

      This Schedule A describes certain services and specifications that Pathnet and LLC shall perform. Pathnet's and LLC's responsibilities with respect to particular services and specifications described in this Schedule A, if any, are specifically indicated where such services and specifications are described. Pathnet and LLC's payment responsibilities with respect to the Services and Specifications shall be as set forth in Section 5 of the FPM Agreement and Schedule C.

SECTION 1. PRELIMINARY ENGINEERING STUDIES AND EVALUATION OF EXISTING SYSTEM.

      1.1 Preliminary Analysis. Pathnet shall complete a detailed analysis of the existing microwave system operated by Incumbent along each Segment set forth in Schedule B and each Amended Schedule B and upon completion of such analysis shall deliver the results of such analysis to Incumbent and LLC. Such analysis shall include, but not be limited to:

            (a) an inventory and survey of Incumbent's existing microwave sites and supporting facilities (the "Existing System Inventory");

            (b) microwave path studies and reliability analysis to provide performance data to serve as the engineering basis for the design of the System (the "Path Studies");

            (c) a preliminary evaluation of the probability of successfully coordinating frequencies on the System (the "Frequency Availability Model");

            (d) a determination of whether structural analysis of towers and loading factors (for metal towers only) is required and, in the event such structural analysis is required, the analysis of Incumbent's towers, including, but not limited to, the wind loading and weight requirements for the proposed antenna systems as well as any feedlines necessary to support the such antenna systems (the "Tower Analysis");

            (e) the design of the System (the "System Design") which System Design conforms with the terms and conditions of Section 3 of this Schedule A;

            (f) a detailed line item budget for the System (the "System
      Budget");

            (g) a proposed T-1 plan for channelization of the System the ("Channel Plan"); and

            (h) a preliminary construction management schedule for each replacement

      Segment (the "Preliminary Construction Schedule").

      1.2 Cooperation of LLC with Preliminary Analysis. LLC shall or shall cause Incumbent to cooperate with Pathnet in Pathnet's performance of the preliminary analysis set forth in Section 1.1 of this Schedule A, including, but not limited to, providing to Pathnet any requested information and documents relating to Incumbent, LLC or Incumbent's existing system.

      1.3 Project Drawings. Upon completion of the preliminary engineering studies and analysis and documentation as set forth in Section 1.1 of this Schedule A, Pathnet shall deliver to LLC the following project drawings: (i) a System layout drawing, (ii) the rack profiles, (iii) block drawings, and (iv) equipment wiring drawings (collectively, the "Project Drawings.")

SECTION 2. MODIFICATION TO EXISTING INFRASTRUCTURE.

      2.1 Documentation. Upon completion of the preliminary analysis as set forth in Section 1.1 of this Schedule A, Pathnet shall prepare and deliver to LLC a project management schedule and scope of work (the "Modifications SOW") setting forth a detailed plan to complete all required modifications of Incumbent's existing sites and Facilities necessary for the installation and operation of the new System in accordance with the terms and conditions of this Agreement. LLC shall have thirty (30) days to either (i) approve by written notice to Pathnet such Modifications SOW or (ii) deliver to Pathnet a written list of LLC's suggested modifications to the Modifications SOW. In the event LLC delivers to Pathnet its suggested modifications to the Modifications SOW, Pathnet shall review such suggested modifications and, as mutually agreed with LLC, incorporate some, all or none of such suggested modifications into the Modifications SOW, respectively, and shall within thirty (30) days of receipt of LLC's suggested modifications, deliver a Modifications SOW to LLC. In the event LLC fails to notify Pathnet in writing of its approval or suggested modifications of the Modifications SOW within the time period prescribed above, Pathnet shall assume that LLC has granted such approval and Pathnet shall have the right to rely upon such approval.

      2.2 Modifications Required. Pathnet shall perform all of the modifications set forth in the Modifications SOW. Such modifications shall include, but not be limited to, the following:

            (a) any required modifications to the towers necessary to conform the towers to the Specifications;

            (b) any required modifications to the battery reserves necessary to conform the battery reserves to the Specifications and the installation of any required generators, in accordance with the Specifications;

            (c) any required modifications to the environmental control systems of the existing shelters necessary to conform such environmental control systems to the

     Specifications;

            (d) the provision of all necessary D.C. and A.C. power cable engineering for all racks, including, but not limited to, the installation of all necessary conduits required to carry D.C. and A.C. power, terminating cables and alarm cables and the installation of all necessary A.C. distribution and A.C. wiring as required to meet the Specifications;

            (e) the installation of all required new equipment shelters, or modification of existing equipment shelters, to conform to the Specifications;

            (f) the installation of all required liquid petroleum, diesel or natural gas lines from the existing liquid petroleum diesel or natural gas tank or source, as the case may be, to the new shelter in accordance with the Specifications;

            (g) any required modifications to the foundation of any of the towers, shelters or sites as set forth in the Tower Analysis;

            (h) any upgrades required to conform the sites and Facilities to local building code provisions and any other regulatory Requirements of Law, including, but not limited to, those related to health and safety;

            (i) the removal of any above or below ground obstructions or materials such as trees and power lines which may affect the performance of the System or other activities contemplated by this Agreement;

            (j) all required fence extensions and replacements;

            (k) any required modifications to the grounding and bonding Systems at each site to conform to the Specifications;

            (l) any required modifications to the pressurizing equipment to conform to the Specifications, including, but not limited to, the pressurizing equipment manifolds and dehydrators.

            (m) any other miscellaneous site work necessary to prepare Incumbent's sites for the installation and operation of the new System.

      2.3 Cooperation by LLC. LLC shall cooperate with Pathnet and shall provide Pathnet with all required assistance in completion of such obligations in Pathnet's performance of its obligations under this Section 2 of this Schedule A.

      2.4 Maintenance of Modifications. LLC shall or shall cause Incumbent to ensure that all modifications performed pursuant to this Section 2 of this Schedule A are maintained in accordance with the Specifications, including, but not limited to, the upgrade or replacement of any equipment and materials described in the Modifications SOW.

      2.5 Choice of Equipment Vendors and Service Providers.

            2.5.1 Engagement. In the event LLC proposes equipment, equipment vendors or service providers other than as specified in this Schedule A,
      (i) Pathnet shall have the right to approve any such equipment, vendors or service providers, which approval shall not be unreasonably withheld, (ii) all invoices, purchase orders or other bills relating to such equipment or services shall be sent to both Pathnet and LLC and (iii) LLC shall not pay any such invoice, purchase order or bill without the prior approval of Pathnet, which approval shall not be unreasonably withheld.

            2.5.2 Approval. LLC shall have the right to approve any Subcontractor engaged to perform the Services set forth in this Section 2 of Schedule A.

SECTION 3. DESIGN OF NEW SYSTEM.

      3.1 Approval of System Design. Within thirty (30) days after receipt by LLC of the System Design from Pathnet, LLC shall either (i) deliver to Pathnet written approval of such System Design or (ii) deliver to Pathnet a written list of LLC's suggested design modifications. In the event LLC delivers to Pathnet its suggested design modifications, Pathnet shall review such suggested modifications and, as mutually agreed upon by the Parties, incorporate some, all or none of such suggested modifications into the System Design. Pathnet shall, within thirty (30) days of receipt of LLC's suggested modifications, deliver a revised System Design to LLC. In the event LLC fails to deliver to Pathnet in writing its approval or suggested modifications of the System Design, Pathnet shall assume that LLC has approved such System Design and shall have the right to rely on such approval. Pathnet shall design the System in a manner that will allow the unimpaired, continuous operation of LLC's low capacity, 6 GHz/10 MHz system until all operational circuits are cutover. The Parties acknowledge that Idaho Power Company may operate the existing low-capacity 6 GHz/10 MHz system for a period of several years after commissioning the Initial System, provided such low capacity system shall not adversely impact the operation of the System in accordance with the Specifications.

      3.2 Modification of System Design. At any time and from time to time, Pathnet, with LLC's approval, shall have the right to modify the System Design upon written notice to LLC of such modifications, as new versions of equipment used in the System may become available from manufacturers or software providers, and as Technology is improved, provided LLC's approval shall not be required in the event the prior version or generation of Equipment is not available and new Equipment is required to operate the System in accordance with the Specifications.

      3.3 System Technical Specifications. Pathnet shall (i) design the System in accordance with the minimum network performance standards set forth in
Section 3 of this Schedule A, (ii) in each instance where reasonably possible, use the towers, antennas, waveguide, and other system components of LLC's existing system in the System Design, and

(iii) design the System to meet the following technical specifications:

            (a) Radio System Design. The active radio components of the System shall be designed to conform to the Specifications and the manufacturer specifications set forth in Exhibit A-2 to this Schedule A.

            (b) Radio Software Design. The software used to operate the radios shall conform to the Specifications and the manufacturer specifications set forth in Exhibit A-2 to this Schedule A.

            (c) Antenna and Frequency Specifications. The radio communications equipment shall transmit and receive on the frequencies as set forth in the System Design. All antenna reflectors used in the System shall conform to (i) Category A standards as defined by the FCC and (ii) the specifications set forth in any PCN relating to the System, and each high performance antenna shall be fitted with a radome. All antenna mounting hardware shall meet wind and loading requirements for the applicable county and shall conform to EIA-222-F.

            (d) Tower Specifications. All towers shall conform to (i) the EIA/TIA-222-F-1991, Structural Standards for Steel Antenna Towers and Antenna Supporting Structures, 1996, (ii) EIA/222-F Specifications for loading for the appropriate county, and (iii) all applicable FCC and FAA requirements.

            (e) Waveguide Specifications. Waveguide used in the System specified for transmission line shall be of a premium grade to ensure minimum return loss and shall be an Andrew part EWP-52, EWP-63, or EWP-90 or equivalent waveguide.

            (f) D.C. Power Requirements. The radio components of the System shall be powered by 48 volts DC with at least eight (8) hours of battery capability, and all necessary chargers, distribution systems and transfer switches for generators as set forth in Exhibit A-3 to this Schedule A.

            (g) A.C. Power Requirements. A.C. electrical power required by the System shall be consistent with local requirements and the usage at each of the sites set forth in Schedule B or any Amended Schedule B and shall by 120/240 volt single phase 200 amp service as set forth in Exhibit A-3 to this Schedule A.

            (h) Bonding and Grounding Specifications. The System and all associated electrical components shall be grounded and bonded to current EIA and IEEE specifications.

            (i) Order Wire Specification. Each equipment shelter will be equipped with an Order Wire and a handset, which shall be used as a talk circuit for System operation and maintenance purposes and which shall be carried by Pathnet as part of the System payload.

            (j) Diagnostic Circuit. Each equipment shelter will be equipped with a diagnostic circuit that will be used to connect each such shelter and the Equipment housed in such shelter to the Network Management System.

            (k) Multiplexing from OC-3 to DS-1 Level. The System Design shall provide for any required multiplexing of the OC-3 to the DS-1 level at each site that is equipped with an OC-3 Multiplexer.

            (l) Multiplexing from DS-1 to DS-0 Level. Within thirty (30) days after the date hereof, LLC shall deliver to Pathnet a Schedule substantially in the form of Exhibit A-4 to this Schedule A setting forth LLC's multiplexing requirements. Upon receipt of such Exhibit A-4 to this Schedule A, Pathnet will reflect in the System Design the requested multiplexing of the DS-1 to the DS-0 level at each site using a 1/0 Multiplexer subject to limitations in Drop and Insert Capacity between each Switched Mod Section using available Wayside Channels.

            (m) Wayside Channels. LLC or Pathnet, as reflected in the System Design, shall use the Wayside Channels.

            (n) Spectral Loading Requirements. The System shall meet the then current FCC requirements of spectrum efficiency outlined, 47 C.F.R. 101 and any successor rule or regulation.

            (o) Capacity of System. System shall be comprised of, at a minimum, 3 DS-3 capability and will have a 1 x n protection switch allowing for upward migration to a maximum of 1 x 7 protection. The capacity of the System may be expanded by LLC or by Pathnet, upon LLC's request, to a 2 x 14 protection level, using additional spectrum or crossband filters, provided, such Capacity Expansion does not degrade the System below the performance standards or Specifications set forth in this Section 3 of this Schedule A.

            (p) SONET Architecture. The digital microwave radios used in the System shall operate under a SONET format.

            (q) Shelters Design. The building layout for each new shelter to be constructed and the modifications required to the existing shelters, to the extent applicable and technically feasible at such existing shelters, shall be as set forth in Exhibit A-5 to this Schedule A and shall comply with all applicable local laws, regulations and ordinances.

            (r) Channel Plan. The System shall be designed such that LLC shall be allocated capacity as set forth in the Channel Plan and Section 8.2.2.

            (s) Interconnections Limitations. The System shall have no more than four (4) Interconnections per LATA. No more than two (2) of such Interconnections shall be to other segments of the Pathnet network created from facilities of other Persons and no more than two (2) of such two (2) Interconnections shall be to the PSTN. At each Interconnection site, there shall be no more than two
      (2) additional antennas used solely for such Interconnection purposes. Interconnections may be by microwave or other media. To the extent Pathnet develops spurs, Pathnet shall specify the Interconnections at such spurs on Exhibit A-7 to this Schedule A, as such exhibit shall be amended from time to time. To the extent LLC or Incumbent develops spurs for its own connectivity purposes, LLC or Incumbent shall specify the Interconnections at such spurs on Exhibit A-7 to this Schedule A. For PSTN interconnects at Boise, Pocatello and Twin Falls, if any, LLC or Incumbent shall provide Pathnet a route in conduit and/or on distribution poles for the installation of a fiber optic interconnect. As mutually agreed, Pathnet and Incumbent shall be responsible for any make-ready charges on the fiber route and shall pay for the cost of the fiber and associated installation. Pathnet and Incumbent shall design the fiber optic interconnect routes to meet the reasonable requirements of each party.

            (t) Protection Switching Requirement. Power, radio, and multiplexing equipment shall be redundant with automatic protection switching to minimize Outages as a result of equipment failure.

            (u) Battery Reserve Specifications. All Equipment at each site shall have a minimum battery reserve (assuming a 1 x 7 Protection Configuration) as set forth in Exhibit A-3 to this Schedule A.

            (v) Generator Requirements. Generators shall be required at all sites with a history of power outages and all sites that are difficult to access as determined by the Parties.

            (w) System Integration. The System shall be integrated into the total Pathnet telecommunications network as set forth in the System Design.

            (x) Transmission Line Requirements. One (1) or more transmission lines shall be connected to each antenna and such lines will be anchored firmly to the tower in accordance with the manufacturer's recommendation.

            (y) Equipment Rack Specifications. Each equipment rack shall be firmly anchored to the floor, and the overhead channel iron or the adjacent racks.

            (z) Environmental Control of Shelters. Equipment shelters shall be environmentally controlled to standards, between 55 degrees Fahrenheit and 80 degrees Fahrenheit and shall be maintained within the desired humidity range, as set forth in the manufacturer's specifications in Exhibit A-2 to this Schedule A.

            (aa) Spurs. The System shall be designed to allow the build-out of spurs set forth on Exhibit A-8 to this Schedule A and Incumbent's existing spurs as provided prior to completion of System Design from the backbone network for Pathnet's and LLC's own network and internal communications purposes.

            (bb) Network Management System. The System Design shall include the Network Management System that complies with the specifications set forth in Section 7.6 of this Schedule A.

            (cc) Fuel Tanks and Lines. All liquid petroleum, diesel and natural gas tanks and lines required shall meet all applicable environmental and health and safety standards and Requirements of Law.

            (dd) Pressurizing Equipment. The System Design shall include all required pressurizing equipment, manifolds, dehydrators or nitrogen tanks.

            (ee) Availability. The System shall be designed to meet or exceed the long haul objective of 99.98% availability on an annual basis for a 4,000 mile system, which is equivalent to a one way system Outage of less than 0.4 seconds, per mile, per year.

            (ff) Circuit Acceptance Level. The System shall be designed such that any continuous five hundred (500) mile segment of the System during any consecutive twenty-four hour period shall have no more than one (1) Errored Second, shall have at least 99.9988% Error Free Seconds and shall have no Severely Errored Seconds, measured at the DS-1 level.

SECTION 4. INSTALLATION AND CONSTRUCTION.

      4.1 Documentation.

            4.1.1 Project Management Plan, Project Schedule and Commissioning Plan. Within thirty (30) days after approval by LLC of the System Design pursuant to Section 3.1 of this Schedule A. Pathnet shall deliver to LLC
      (i) a detailed plan of the respective responsibilities of each Party and other related items relating to the construction and installation of the System (the "Project Management Plan"), (ii) a detailed schedule for the installation of the System (the "Project Schedule"), and (iii) a detailed schedule for the cutover of the System (the "Cutover Plan"). LLC shall have fifteen (15) days to either (i) approve by written notice to Pathnet such Project Management Plan, Project Schedule and Commissioning Plan or
      (ii) deliver to Pathnet a written list of LLC's suggested modifications to such Project Management Plan, Project Schedule and Commissioning Plan, as the case may be. In the event LLC delivers to Pathnet its suggested modifications to the Project Management Plan, Project Schedule or Commissioning Plan, Pathnet shall review such suggested modifications and, as mutually agreed, incorporate any of such suggested modifications into the Project Management Plan, Project Schedule and Commissioning Plan, respectively, and shall within fifteen (15) days of receipt of LLC's suggested modifications, deliver a revised Project

      Management Plan, Project Schedule or Commissioning Plan, as the case may be, to LLC. In the event LLC fails to notify Pathnet in writing of its approval or suggested modifications of the Project Management Plan, Project Schedule and Commissioning Plan within the time period prescribed above, Pathnet shall assume that LLC has granted such approval and Pathnet shall have the right to rely upon such approval.

            4.1.2 Installation Reports. After installation has begun and continuing until Commissioning, Pathnet shall provide to LLC a bi-weekly progress report (each a "Progress Report") setting forth, (i) a description of the work performed during the immediately preceding period,
      (ii) a list of any material deviations from the proposed schedule of work, and (iii) an analysis of such deviations with respect to their impact upon the timely deployment of the System.

            4.1.3 Changes to Drawings. In the event that during the process of Installation any of the Project Drawings delivered pursuant to Section 1.3 of this Schedule A require any modifications, Pathnet shall make any such modifications to such Project Drawings shall deliver the revised Project Drawings to LLC, and shall place a copy of such revised Project Drawings at each site.

            4.1.4 As-Built Drawings. Upon completion of each phase of installation as set forth in the Project Schedule, Pathnet shall deliver to LLC, in hard copy and (if available) soft copy) an as-built drawing of the System (each an "As-Built Drawing") and shall incorporate the final As-Built Drawing into the appropriate equipment manuals.

        4.2 Installation by Pathnet. Pathnet shall construct and install the System as set forth below and in accordance with this Schedule A and the documents and schedules prepared and delivered pursuant to this Schedule A.

            (a) Radios. Pathnet shall furnish and install the digital radios that meet the Specifications.

            (b) Antennas and Frequencies. Pathnet shall furnish and install (i) the antennas that meet the Specifications and (ii) any required antenna mounting hardware to secure such antennas to the towers in accordance with the Specifications.

            (c) Waveguide Bridge and Supports. Pathnet shall furnish and install
      (i) waveguides that meet the Specifications, (ii) new waveguide bridges on two faces of the existing towers and (iii) all additional supports required of the waveguide from the tower to termination inside the shelter.

            (d) Bonding and Grounding. Pathnet shall furnish and install all required ground kits in accordance with the Specifications, including, but not limited to, waveguide ground kits at the antenna, the bottom of the tower and at the entry port of the shelter, tower anchor grounding kits, and ground wire rings for the shelters.

            (e) Moving Company. During installation of the System, Pathnet, or a full service moving and warehousing company hired by Pathnet, shall handle the pick up of necessary equipment for temporary warehousing in all required areas at and near the installation sites.

            (f) Order Wire. Pathnet shall furnish and install an Order Wire at each site in accordance with the Specifications and shall establish Order Wire connectivity, including, but not limited to, connectivity to all necessary external interfaces.

            (g) OC-3 Multiplexers. Pathnet shall furnish and install all required OC-3 Multiplexers to the DS-1 level as set forth in Section 3 of this Schedule A.

            (h) Channel Plan. Pathnet shall perform cross-connects of T-1 lines in accordance with the Channel Plan and the Specifications.

            (i) Interconnection Placement Pathnet shall furnish and install connecting facilities from the System to the PSTN, including but not limited to connections to POP's of purchasers of Excess Capacity and Pathnet shall furnish and install all cables required to interconnect project equipment within the System.

            (j) Transmission Lines. Pathnet shall (i) furnish and install all required transmission lines on the towers, (ii) route such transmission lines to the equipment racks in the shelters, (iii) connect both ends of such transmission lines, and (iv) interface such transmission lines to the radio equipment in accordance with the Specifications.

            (k) Equipment Racks. Pathnet shall furnish and install all equipment racks necessary for the Equipment installed by Pathnet in accordance with the Specifications.

            (l) Network Management System. Pathnet shall furnish and install the Network Management System, including, but not limited to, all required alarms, panels, terminals, software and cables at all appropriate demarcation points in accordance with the Specifications.

            (m) Spurs. Pathnet shall furnish and install all of the necessary equipment to build-out Pathnet's spurs and, at LLC's expense and upon reasonable request, LLC's spurs, each as set forth in Exhibit A-8 to this Schedule A in accordance with the Specifications.

            (n) Deconstruction of Existing System. As required at each site, Pathnet shall move LLC's existing system to one side, as agreed upon by LLC, providing space for permanent installation of the new System; provided Incumbent or LLC shall decommission any tower not used at any Facility.

            (o) Pre-Commissioning System. Pathnet shall install an "initial" digital System in such a way that it can be operated and tested without interfering with LLC's existing system performance.

            (p) Parallel Systems. In order to minimize system downtime, Pathnet shall parallel the Incumbent's existing analog system with the digital equipment using new frequencies and antenna configurations.

      4.3 Cooperation During Installation. During installation, LLC shall and shall cause Incumbent to provide all necessary cooperation to Pathnet, including, but not limited to, posting at each site any Permits or licenses for building or tower work related to the construction at such site and providing reasonable access to its Facilities as set forth in Section 5.

      4.4 Installation by LLC. LLC shall furnish and install all required equipment and materials at each point of demarkation to meet LLC's or Incumbent's internal communication needs, including, but not limited to, furnishing and installing all 1/0 Multiplexers as set forth in Section 3 of this Schedule A and all other interconnection equipment relating to LLC's spurs set forth in Exhibit A-8 to this Schedule A.

SECTION 5. PRE-COMMISSIONING TESTING.

      5.1 Factory Acceptance Test.

            5.1.1 Tests to be Performed. Pathnet shall coordinate all factory acceptance testing on the Equipment. Such factory acceptance testing shall include, but not be limited to, (i) linking together of all racks in each Switched Mod Section to simulate the System as it will be configured in the field, (ii) testing at the panel terminal and System level for certification and compliance with the Specifications, (iii) connecting the radio bays by coaxial cables through attenuators to simulate "RSL" conditions as encountered in the field, (iv) testing on a path basis to the applicable configuration of the System, (v) testing of all miscellaneous Equipment such as supervisory fault alarm and control and service channel units, and (vi) testing the equipment as a System to resolve all interface problems.

            5.1.2 Observing Factory Testing. The members of LLC shall have the right, at their own expense, to witness in person the factory testing of the Equipment.

      5.2 Rack Test. Pathnet shall perform a rack test once the radio cabinet has been installed.

      5.3 Path Test. Pathnet shall perform a path test after each site has been turned up.

      5.4 End-To-End Test. Pathnet shall perform an end-to-end test for each Switched Mod Section on the System once all sites have been turned up.

      5.5 Field Test. Once the Equipment is installed and operational, Pathnet shall test each path pursuant to the following field tests to ensure performance of the tile Equipment over the designated path in accordance with the criteria and standards set forth in this Schedule A.

            (a) Radio Hop Test: Pathnet shall (i) align all digital microwave paths, (ii) measure and record transmitter frequency, (iii) measure and record transmitter power, (iv) measure and record receiver fade margin,
      (iv) perform Bit Error Rate checks and (v) record results of such Bit Error Rate checks.

            (b) Digital Multiplex Test: Pathnet shall (i) perform standard loop-back tests and (ii) verify the performance of all local alarm points to the DS-1 level.

            (c) System Test: Pathnet shall (i) perform an end-to-end Bit Error Rate test of the Non-Protect Radio for a 24-hour period and an end-to-end Bit Error Rate test of the Protect Radio for a 24-hour period, (ii) verify equipped channel units through microwave system, (iii) verify performance of Order Wires and Wayside Channels, and (iv) verify performance of the alarm points function throughout the System.

      5.6 Site Acceptance Testing. Pathnet, with LLC's assistance, shall perform all site acceptance tests as recommended by the manufacturers of the Equipment and Pathnet shall provide the results of any such site acceptance testing to LLC promptly after completion of such testing.

      5.7 Acceptance Procedure. After completion of site acceptance testing as set forth in Section 5.6 of this Schedule A, Pathnet shall implement the following acceptance procedure:

            (a) LLC shall promptly perform an installation inspection and deliver to Pathnet a written list of all material deficiencies from the Specifications to be corrected by Pathnet (the "Deficiency List").

            (b) Pathnet shall promptly correct such material deficiencies on the Deficiency List and shall, upon completion, certify to LLC that such items have been corrected.

            (c) Pathnet shall submit to LLC all of the test data collected through the performance of the tests set forth in Section 5 of this Schedule A for LLC's approval, which approval shall not be unreasonably withheld.

            (d) LLC shall deliver to Pathnet a Certificate of Acceptance substantially in the form of Exhibit A-9 to this Schedule A.

      5.8 Equipment Required for Pre-Commissioning Testing. Pathnet shall furnish all Pre-Commissioning Test Equipment.

SECTION 6. COMMISSIONING.

      6.1 Commissioning

            6.1.1 LLC Responsibilities. LLC, with Pathnet's coordination, shall
      (i) manage the cutover process for its allocated channels onto the System and (ii) perform such cutover in accordance with commercially reasonable practices and avoid any adverse impact to the operation of the System in accordance with the performance standards and Specifications hereunder.

            6.1.2 LLC Responsibilities. LLC shall cooperate and coordinate its cutover of its voice and data circuits with Pathnet.

      6.2 Station Log Books. Pathnet shall establish station logs books in accordance with all FCC rules and regulations (each a "Station Log Book") and at Commissioning shall deliver to LLC an original of each Station Log Book at Commissioning.


SECTION 7. SYSTEM OPERATION.

      7.1 Increases in Capacity. At any time, and from time to time, Pathnet shall have the right, at its sole discretion, to increase the capacity of the System beyond the capacity created in the initial build-out up to a 1 x 7 system; provided that Pathnet fulfills the following conditions before Commissioning any such proposed Capacity Expansion:

            (a) Capacity Expansion Schedule. At least forty-five (45) days prior to any Capacity Expansion, Pathnet shall provide to LLC a capacity expansion schedule (each, a "Capacity Expansion Schedule") setting forth the amount of capacity to be included in such Capacity Expansion, the specific paths to be expanded, the expansion name (including each path that is affected), and the expected Commissioning of such Capacity Expansion.

            (b) Performance of Capacity Expansion. Prior to the Commissioning of any Capacity Expansion, (i) Pathnet shall perform all required testing on such Capacity Expansion to confirm that any such Capacity Expansion will not degrade the System below the Specifications, (ii) Pathnet shall provide the results of such testing upon receipt of such test results to LLC for its review and approval, and (iii) Pathnet shall obtain from LLC a Certificate of Acceptance substantially in the form attached hereto as Exhibit A-9 to this Schedule A with respect to such Capacity Expansion.

            (c) LLC's Right to Contest Capacity Expansion. In the event, after receipt of the test results as set forth above, LLC reasonably determines that a proposed Capacity Expansion will degrade the System below the Specifications, LLC shall have the right to withhold delivery of any Certificate of Acceptance with respect to such Capacity Expansion and shall hire an independent third party approved by Pathnet (which approval shall not be unreasonably withheld) to perform additional testing on such Capacity

      Expansion. In the event such independent third party reports that the proposed Capacity Expansion will not result in the degradation of the System below the Specifications, LLC shall promptly deliver to Pathnet a Certificate of Acceptance with respect to such proposed Capacity Expansion and shall pay for the reasonable costs of such independent third party evaluation. In the event that such independent third party reports that the proposed Capacity Expansion will result in the degradation of the System below the Specifications (i) Pathnet shall make all required modifications to the System and the proposed Capacity Expansion such that, in the opinion of such independent third party, the proposed Capacity Expansion shall not degrade the system below the Specifications, (ii) upon verification by such independent third party that the proposed Capacity Expansion, as modified by Pathnet, shall not degrade the System below the Specifications, LLC shall promptly deliver to Pathnet a Certificate of Acceptance substantially in the form attached as Exhibit A-8 to this Schedule A with respect to such Capacity Expansion and (iii) Pathnet shall pay for the reasonable costs of such independent third party evaluation.

      7.2 Maintenance of System. Within thirty (30) days after the Effective Date, Pathnet, Incumbent and LLC shall execute and deliver the Maintenance Services Agreement, a form of which is attached in Schedule L. Pathnet shall have the right to supplement at its own expense at any time, and from time to time, any maintenance performed on the System including any Capacity Expansion, as determined by Pathnet in its sole discretion.

      7.3 Additional Transmission Lines and Antennas. After Commissioning, if the System is expanded pursuant to any Capacity Expansion, Pathnet shall have the right to elect to install a second transmission feed line or a third antenna to any tower. In such instance, Pathnet shall (i) perform any tower analysis that may be required before the installation of such transmission line or antenna, (ii) furnish and install such additional transmission line and any associated connectors and mounting hardware for securing such transmission line to the towers, (iii) furnish and install such antenna and other devices and equipment associated with such antenna, and (iv) perform strengthening to the tower required for such transmission line or third antenna.

      7.4 Additional Order Wires and Diagnostic Circuits. At any time and from time to time, Pathnet shall have the right to install additional Order Wires and diagnostic circuits at System sites, which Order Wires and diagnostic circuit may or may not be carried as part of the System payload as determined to be necessary or appropriate by Pathnet in its sole discretion.

      7.5 24-Hour Network Monitoring Center. Upon Commissioning and for the period thereafter until the Expiration Date, Pathnet shall operate a network monitoring center (the "Network Monitoring Center") twenty-four (24) hours a day, seven (7) days a week, which Network Monitoring Center shall, among other things, handle all problems and trouble reports that may arise and monitor the System as set forth in Section 7.6 of this Schedule A.

      7.6 Network Management System. At all times after Commissioning until the Expiration Date, Pathnet shall provide a network management system to be operated at the

Network Monitoring Center (the "Network Management System") which Network Management System will, among other things, (i) manage all network elements within the System (21 SMX or equivalent), (ii) monitor and control the facilities system, the radio system, and the OC-3/DS-1 multiplex system, (iii) collect performance data such as Errored Seconds, Severely Errored Seconds, frame loss and Failed Seconds consistent with the manufacturer's specifications set forth in Exhibit A-2 to this Schedule A, (iv) monitor the shelter environments (including commercial power failure, door alarms, charger failures, low waveguide pressure, air conditioner failure, tower light alarms, generator runs (if any), waveguide dehydrator excessive runs, smoke alarms, high temperature and low temperature), radio equipment, multiplexing equipment, and LLC equipment (as reasonably requested by LLC) and (v) provide LLC with the ability to monitor the System separately from the overall Pathnet network.

      7.7 Alarm and Event Logging and Reports. Within thirty (30) days after the end of each calendar quarter, Pathnet shall provide to LLC a report (each an "Alarm and Event Report") setting forth a log of all alarms and events recorded by the Network Management System during the prior calendar quarter.

      7.8 System Outages. Each Party shall use its best efforts to avoid unscheduled System Outages in the performance of each Party's respective rights and obligations under this Agreement.

      7.9 Replacement of Radios. Beginning in the fifteenth (15th) year after Commissioning, Pathnet shall begin replacing the radios and radio software relating to the System and shall replace such radios and radio software at a minimum rate often percent (10%) a year for ten (10) years.

      7.10 Network Loops. In the event in the construction of the Pathnet network a network loop is created relating to the System, Pathnet shall facilitate allowing LLC, at LLC's request, to benefit from the existence of such network loop in the event of a System Outage.

SECTION 8. GENERAL.

      8.1 Access to Sites. In addition to any access rights relating to the Leased Premises set forth in Section 5 of the Agreement, LLC shall or shall cause Incumbent to provide upon the reasonable request of Pathnet, road access for all construction vehicles to the Leased Premises.

      8.2 Parking at Sites. At the request of Pathnet and where reasonably available, LLC shall provide for vehicular parking at each site at no charge to Pathnet for use during the term of this Agreement; provided, however in the event sites are located in urban areas where vehicles are parked in privately operated lots or garages, Pathnet shall be responsible for any and all parking charges it incurs in connection with the performance of its obligations under this Agreement with respect to such urban sites.

      8.3 Use of Telecommunications Devices. While visiting the sites, LLC shall allow

Pathnet to use existing telephone lines or Order Wires in connection with Pathnet's performance of its rights and obligations under this Agreement.

      8.4 Fuel Tanks. LLC shall or shall cause Incumbent to ensure that all liquid petroleum, diesel or natural gas tanks, as the case may be, are adequately supplied throughout the term of this Agreement

      8.5 Retaining of Records. All records and reports required pursuant to this Schedule A shall be retained by Pathnet or LLC, as the case may be, for at least five (5) years or any longer period as may be required by law.

      8.6 Work Permits. LLC shall or shall cause Incumbent to obtain all necessary local, state and Federal construction and work permits as required to perform all of the services set forth in this Agreement

      8.7 Hazardous Material.

            8.7.1 Existence of Hazardous Material. Without the consent of LLC as described below, Pathnet shall not bring or cause or permit, knowingly or unknowingly, any Hazardous Material in violation of Requirements of Law to be brought or remain upon, kept, used discharged, leaked or emitted on any of LLC's sites or Facilities.

            8.7.2 Compliance with Environmental Laws. In the event that LLC allows Pathnet to bring Hazardous Materials to LLC's sites as set forth in the environmental audit, Pathnet shall strictly obey and adhere to any and all Federal, state or local laws, ordinances, orders, rules, regulations, codes or any other government restrictions or requirements (including, but not limited to, CERCLA and RCRA) which in any way regulates, governs, or impacts Pathnet's possession, use, storage, treatment or disposal of such Hazardous Material.

      8.8 Transportation. Pathnet shall provide transportation for all Pathnet personnel or Subcontractors to each of LLC's sites and between such sites in connection with the performance of the Services.

      8.9 Storage. Where reasonably requested by Pathnet, LLC shall or shall cause Incumbent to provide at no charge to Pathnet or any vendor providing materials for use in the System, secure appropriate storage, to the extent such storage is reasonably available, for all equipment and materials to be installed or used for the installation, testing or operation of the System, which storage facilities shall also serve as the drop-ship point for staging all installation equipment used in the System. Pathnet and its Subcontractors will provide adequate insurance for any Equipment stored at such Facilities and will bear any risk of loss for such Equipment.

      8.10 Unpacking and Trash Removal. Pathnet shall (i) unpack all crates and boxes, (ii) remove all trash created by such unpacking or other installation activities from LLC's sites, and (iii) shall verify all packing lists. LLC shall regularly remove all other trash from its sites and Facilities.

      8.11 Manufacturing and Ordering of Equipment. As the System is installed on a Segment-by-Segment basis or upgraded after Commissioning, Pathnet shall order all required equipment and materials, including, but not limited to, all required installation materials, from the respective manufacturers in accordance with the timing set forth in the Project Schedule.

      8.12 Ship and Delivery Schedules. At least two (2) weeks prior to receipt of any equipment or materials to be used in the modifications or installation set forth in Section 2 and Section 4 to this Schedule A respectively, Pathnet shall provide to LLC detailed ship and delivery schedules relating to such equipment and materials.

      8.13 Electricity. LLC shall provide all required electricity for the design, modification, installation, operation and monitoring of the System in accordance with the specifications set forth in Exhibit A-3 to this Schedule A.

                                  EXHIBIT A-1

                                SYSTEM EQUIPMENT

                                   SEGMENT A

----------------------------------------------------------------------------------
Equipment      Hansen    Twin      Lower     Mountain  Bonneville           Squaw
               Butte     Falls     Salmon    Home      Point     Boise HQ   Butte
----------------------------------------------------------------------------------
Generators:     0         0         1         0         0         0           1

DC Charger
Systems:        1         1         1         1         1         1           1

Battery
Plants:         1         1         1         1         1         1           1

Antennas:       3         1         4         4         5         1           4

Waveguide:      190'      100'      300'      280'      510'      172'        420'

NEC 2000        2         1         2         2         3         1           2
Sonet
Radios:

OC-3
Multiplexers:   1         1         0         0         2         1           1

Towers          1         0         1         1         1         0           1

Shelters        1         0         1         1         1         0           1
----------------------------------------------------------------------------------

--------------------------------------------------------------------
Equipment
               Payette   Lime      Baker   Legrande Relay   Lagrande
--------------------------------------------------------------------
Generators:     0         1         1           1              0

DC Charger
Systems:        1         1         1           1              1

Battery
Plants:         1         1         1           1              1

Antennas:       4         4         4           3              1

Waveguide:      460'      260'      260'        275'           55'

NEC 2000        2         2         2           2              1
Sonet
Radios:

OC-3
Multiplexers    1         0         0           1              1

Towers          1         1         1           1              1

Shelters        1         1         1           1              1
--------------------------------------------------------------------

A. Segment B

      LLC Segment B extends from Hanson Butte, Idaho to Pocatello, with Facilities at the sites listed below.

                                   SEGMENT B

--------------------------------------------------------------------------------------------------------------------
Equipment       Pocatello      Pocatello P.R.     Kinport        American Falls      Cotteral Mtn.       Hanson Butte
--------------------------------------------------------------------------------------------------------------------
Generators:       0                0                0                 0                   1                  0

DC Charger
Systems:          1                0                1                 1                   1                  0

Battery
Plants:           1                0                1                 1                   1                  0

Antennas:         2                0                4                 4                   4                  2

Waveguide:       142'              0               275'              280'                280'               380'

NEC 2000
Sonet
Radios:           1                0                2                 2                   2                  1

OC-3
Multiplexers:     1                0                1                 1                   0                  1

Towers            0                0                1                 1                   1                  0

Shelters          0                0                1                 1                   1                  0
--------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT A-2

                     MANUFACTURERS SPECIFICATIONS FOR RADIOS

                       NEC OC-3 MULTIPLEXER SPECIFICATIONS

IMT-15O

------------------------------------------------------------------------------------------------
                                Power
    Physical:                Requirements:           Interface:                 Features:
------------------------------------------------------------------------------------------------
Mounts in a 23-inch          -48 volts DC          High Speed: OC-3        Software Provisioning
EIA rack                     Approximately 125     Optical                 Full Bandwidth Time
Height 11.4 inches           watts (ADM            Low Speed: OC-1,        Slot Assignment
Width 21.4 inches            configuration)        STS-1, D53, or DS1      X.25 Gateway for OSS
Depth 10 inches                                                            DS 1 PM Monitoring
                                                                           Capability
------------------------------------------------------------------------------------------------

NEC 2000 SERIES

Specifications:

Physical:

One cabinet (600 mm wide, 300 mm deep and 2.2 m high) for 4 radio channels (Includes OC-3 interface per channel, space diversity receiver, order wire and wayside DS1 interface, and 1:N switch).

Power Requirements:

-24 or -48 volts DC
Approximately 200 watts per radio channel for a terminal configuration Approximately 150 watts per radio channel direction (1 TRR) for a repeater configuration

Interface:

OC-3

Operating Specifications:

Frequency Band: 5.945 to 6.425 GHz

Modulation: 128 QAM MLCM
Capacity: 155.52 Mb/s plus radio overhead (Wayside DS1, Order Wires, ATPC signals, 1:N commands, monitoring)
Transmit Power at interface to transmit waveguide: +29.7 dBm
System Gain (Waveguide interface to waveguide interface - no ATPC): 101.1 dB System Gain (Waveguide interface to waveguide interface - with ATPC): 103.1 dB Dispersive Fade Margin (l0^-3): 48 dB

FCC Identifier: BSF6P155-S02A
Emission Designator: 30M0D7W

NEC 2600 SERIES DIGITAL MICROWAVE RADIO SPECIFICATIONS

Models Available:
 8 DS-1: 6G13MB
12 DS-1: 6G19MB
16 DS-1: 6G26MB
32 DS-1: 6G52MB

Physical:

One Hot-Standby with Space Diversity receiver (2 TRR) Subsystem is 482 mm (19") Wide by 798.5 mm (31.5") High weighing 75 lbs. A total of two (2) HSB systems for a repeater or a terminal 3:1 multiline system (4 TRR) will fit in a standard 19" by 7'6" Rack.

Power Requirements:

-24 or -48 volts DC
Approximately 130 watts per HSB radio system. (2TRR)
Approximately 150 watts per HSB radio system for 32 DS-1 model.

System Configuration Options:

The following system configurations are available for 8, 12, 16, or 32 DS-1 capacity systems:
HS/HS=Hot Standby Transmitter and Hot Standby Receiver (2 TR)
HS/SD= Hot Standby Transmitter and Space Diversity Receiver (2 TR)
1+0/SD= Single Transmitter with Space Diversity Receiver (1 TRR)
1+0= Single Transmitter and Single Receiver (1 TR)

Features:

Automatic Transmit Power Control (ATPC)
Can be site configured for a Terminal or Regenerative Repeater with any channel drop and insert capabilities.
Forward Error Correction (FEC)
Decision Feedback Equalizer (DEE) for fading countermeasures.
In-Service capacity upgrades.
Two (2) VF Orderwire channels Per Radio
One (1) Data channel up to 9.6Kbs

Operating Specifications:

Frequency Band: 5.925 to 6.425 Ghz or 6.525 to 6.825 Ghz
Modulation: 128 QAM
Transmit Power at Interface to waveguide: +30 dBm

-------------------------------------------------------------------------------------------------------
                               DS-1              2 DS-1              6 DS-1                2 DS-1
-------------------------------------------------------------------------------------------------------
System Gain:                 06.0 dB             04.0 dB             03.0 dB               00.0 dB
-------------------------------------------------------------------------------------------------------
Receiver Threshold:         -80.0 dBm           -78.0 dBm           -77.0 dBm             -74.0 dBm
(BER 10^-6)
-------------------------------------------------------------------------------------------------------
Dispersive Fade margin:      64.0 dB             63.0 dB             62.0 dB               59.0 dB
(BER 10^-6)
-------------------------------------------------------------------------------------------------------
Emission Designator:         10MOD7W             50MOD7W             3M7507W               2M50D7W
-------------------------------------------------------------------------------------------------------
FCC Identifier:          BSF89N6P52-SO1A      BSF89N6P26-SO1A      BSF89N6P19-SO1A      BSF89N6P7-SO1A
-------------------------------------------------------------------------------------------------------

                                   EXHIBIT A-3

               ELECTRICITY AND POWER SPECIFICATIONS OF THE SYSTEM

--------------------------------------------------------------------------------------------
                             DC POWER SPECIFICATIONS
--------------------------------------------------------------------------------------------
   Site            Radio      Mux    Channel    Incum.      Site   Site Total   Battery Size
   Config            7:1     OC-3     bank      Equip       Total       DC       10 Hour
                  (Watts)  (Watts)   (Watts)    (Watts)     WATTS      AMPS      Reserve
--------------------------------------------------------------------------------------------
Terminal      1:3    800     330       250        720       2,100      44 Amps   440 AH
End
--------------------------------------------------------------------------------------------
Terminal      1:7  1,600     770       250        720       3,340      70 Amps   700 AH
End
--------------------------------------------------------------------------------------------
Repeater      1:3  1,200     None      250        720       2,170      45 Amps   530 AH
--------------------------------------------------------------------------------------------
Repeater      1:7  2,400     None      250        720       3,370      70 Amps   700 AH
--------------------------------------------------------------------------------------------
2 Way         1:3  1,600     125       250        720       2,695      56 Amps   600 AH
Junction
--------------------------------------------------------------------------------------------
2 Way         1:7  3,200     125       250        720       4,295      90 Amps   900 AH
Junction
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                             AC POWER SPECIFICATIONS
--------------------------------------------------------------------------------------
                      DC      Heat &                            Total AC    Total Amps
Site Configuration Chargers Air Cond.         Lights     Misc.  Watts AC     @ 220 VAC
--------------------------------------------------------------------------------------
Terminal End        3,696        3,000           300     1,500   8,496         39
Nominal
--------------------------------------------------------------------------------------
Terminal End        8,712        6,000         1,600     2,800  19,112         87
Maximum
--------------------------------------------------------------------------------------
Repeater            3,696        4,500           300     1,500   9,996         45
Nominal
--------------------------------------------------------------------------------------
Repeater            8,712        9,000         1,600     2,800  22,112        101
Maximum
--------------------------------------------------------------------------------------
2 Way Junction      4,752        6,000           500     1,800  13,052         59
Nominal
--------------------------------------------------------------------------------------
2 Way Junction      8,712       12,000         2,000     3,200   2,512        118
Maximum
--------------------------------------------------------------------------------------

Note: All New Shelters are AC equipped for 200 Amps, single phase, 220 VAC
Service

                                   EXHIBIT A-4
                                   -----------
                            INITIAL DS-1 REQUIREMENTS
                            -------------------------

Site Name                          DS-1's Wired          DS-1's Equipped
---------                          ------------          ---------------
Segment A

Hansen Butte                           [***]

Twin Falls                             [***]

Lower Salmon                           [***]

                                       [***]

Mountain Home                          [***]

Bonneville Point                       [***]

Boise HQ                               [***]

Squaw Butte                            [***]

Payette                                [***]

Lime                                   [***]

Baker                                  [***]

LaGrande Relay                         [***]

LaGrande                               [***]

Segment B

Pocatello                              [***]

Pocatello P.R                          [***]

Kinport                                [***]

American Falls                         [***]

Cotterel Mtn.                          [***]

Hansen Butte                           [***]

                                   EXHIBIT A-5

                  EQUIPMENT SHELTERS SPECIFICATIONS AND DESIGN

1. Summary

This "Equipment Shelter Specification" applies to concrete pre-cast, pre-equipped, transportable equipment shelters for use in conjunction with equipment installed by Pathnet, Inc. and covers material and workmanship standards. This document is designed to assist the user in defining your specific equipment shelter requirements. The shelter must be designed for the explicit purpose of housing electronic equipment, fiberoptics equipment, measuring devices and other related components, within a controlled environment required for the proper operating conditions for the equipment. The shelter manufacturer must adhere to compliance with all national building codes. All shelters will be assumed to be placed within ten (10) feet of the base of the tower.

2. Foundation

The shelter shall be designed for any of the following foundation types:

    --  Pier & Beam
    --  Slab
    --  Perimeter Beam

3. Shelter Type

The shelter shall be constructed of pre-cast, pre-assembled Portland concrete and shall be manufactured in a controlled environment.

4. Shelter Size

The shelter should conform to the following dimensions unless otherwise noted:

      --    One room shelter (no generator) - 12' X 20' OD
      --    Two room shelter (equipment room and generator room) - 12' X 28' OD

5. Operating Environment

      5.1. Temperature

      The optimum operating temperature of the equipment to be installed is 75 degrees F (24 degrees C) unless otherwise specified by Pathnet.

      5  5.2. HVAC

      The heating and cooling requirements for a shelter are based upon the outside maximum and minimum temperature expected for the shelter location and the equipment heat output specified by Pathnet. Typical heat load values are 12,000 to 18,000 BTU/HR. Design heat loads for specific shelters will be provided by Pathnet. Two wall-mounted air conditioners are required. The units are to be sized so that one unit will maintain an interior temperature of 75 degrees F with the highest exterior temperature expected for shelter location.

6. Hardware

All external hardware will be galvanized or coated to protect against corrosion.

7. Structural

Structural design and manufacturing shall conform to ACI 318-89 requirements.

      7.1. floor

      The floor section shall be constructed of 8" waffled structural pre-cast concrete. The ribs shall be 2'-0" O.C. transverse and 4'-0" O.C longitudinal. All surfaces shall be smooth. The interior surface shall be covered with 1/8" X 12" X 12" square vinyl floor covering, bonded with a waterproof contact adhesive.

      7.2. Roof

      The roof section shall be constructed of pre-cast concrete with 1/4" per foot drainage slope. The ceiling insulation and finish shall be foamboard insulation with 3/8" vinyl coated board. All joints will be covered by plastic joint or corner trim. The roof section shall provide a 2" overhang on all sides. The roof will be a hip type sloping in 4 directions. It shall be constructed as a cap and should fit over the walls, leaving no exposed roof-to-wall joint.

      7.3. Wall

      The wall section shall be constructed of 4" solid concrete, cast in one piece to minimize joints, with an exposed aggregate exterior finish and capable of withstanding gun fire from a 30.06 at 50 feet. The wall insulation and finish shall be foamboard insulation with 1/2" vinyl coated board. All joints will be covered by plastic joint or corner trim. All floor/wall intersections will be finished with 4" vinyl baseboard. There will be no exposed wall-to-floor joint.

8. Thermal

Standard wall and ceiling thickness shall be 1" foamboard insulation. The calculated system value is R9.6 with 4" thick lightweight concrete walls/roof sections, 1" foamboard insulation covered by 1/2" fiberglass reinforced plastic surfaced board. (Thicker insulation and higher R-values must be specified according to the locality.)

9. Concrete

All sections must be constructed of concrete with a compressive strength of 3000 PSI at 28 days.

      9.1. Cement Type

      Cement used in concrete shall be standard Portland cement conforming to the requirements of the "Standard Specifications for Portland Cement", ASTM Designation C150.

      9.2. Mix

      The mix design shall be 114-118 lbs./cu. ft. structural lightweight concrete using expanded shale or expanded clay aggregate and shall be homogeneous. Seeding of aggregates for exposed aggregate finish is not allowed.

      Water will be free from injurious quantities of oil, alkali, vegetable matter and salt. Non-potable water shall not be used in mixing concrete.

      9.3. Concrete Standards

      Concrete aggregates will conform to one of the following standards:

      -- Specifications for Concrete Aggregates (ASTM Designation: C33)
      -- Specifications for Lightweight Aggregates for Structural Concrete -- (ASTM Designation: C330)

      9.4. Reinforcement

      Reinforcement bars shall be deformed steel bars conforming to the requirements of the "Specifications for Deformed and Plain Billet-Steel Bars for Concrete Reinforcement", ASTM Designation: A615. Welded smooth wire fabric shall be steel wire fabric conforming to the "Specifications for Welded Steel Wire Fabric for Concrete Reinforcement", ASTM
      Designation: A185.

10. Sealing

      -- The shelter shall be sealed to resist dust and water infiltration.
      -- All joints shall be sealed with a compressible resilient sealant.
      -- There shall be no exposed roof-to-wall or wall-to-floor joints.
      -- Exterior surfaces of walls and roof shall be sealed with two (2) coats of Thoroglaze H Sealer, or acceptable equivalent unless otherwise noted.

10. Door

      11.1. Door Construction

      The door shall be 3' X 7' X 3/4", 18 gauge galvanized steel, insulated (minimum R12), primed, painted and installed flush with the door check, door stop, weather stripping, mortise lockset and stainless steel ball bearing hinges.

      11.2. Door Frame

      The doorframe shall be of at least 16 gauge galvanized steel, primed, painted and cast into the wall panel.

      11.3. Door Locks

      All doors shall have a deadbolt locking mechanism with a minimum 1" throw and an anti-pick lock guard.

11. Structural Loading

      12.1. Floor

      A minimum of 140 lbs. per sq. ft. as defined in "Uniform Distributed Load", ASCE 7-88. The battery area should be reinforced to support 5000 lbs. per battery rack. The battery area will be shown on the floor plan.

      12.2. Roof

      A minimum of 50 lbs. per sq. ft. as defined in "Roof Snow Load Specification", ASCE 7-88.

      12.3. Wind

      A minimum of 115 MPH as defined in "Basic Wind Speed Specifications", ASCE 7-88.

      12.4. Earthquake

      Shelters shall be designed for the most stringent earthquake rating conditions as defined in ASCE 7-88, Zone 4.

13. Electrical System

Electrical installation and wiring shall conform to the latest edition of the National Electrical Code (NEC) and shall consist of the following as a minimum:

      13.1. Minimum Requirements

        -- 200 Amp, 220 VAC Single Phase Main
        -- 200 Amp Manual Transfer Switch
        -- 200 Amp Generator Interface
        -- Forty (40) Position Breaker Box (With 32 single pole, 20 Amp breakers.)
        -- 120/24OVAC 3-Wire Arrester With Alarms (65kVA Peak Capacity)
        -- Surface Mounted EMT Conduit
        -- Grounded Duplex Outlets (One every 4 ft. on 3 walls.)
        -- Four (4) Fluorescent Lights (2 bulb fixtures with inside switch mounted by door.)
        -- Incandescent Porch Light (With 0-30 minute timer)

      13.2. Surge Arresters

      An interior-mounted surge arrester is designed to protect against transients caused by lightning or power switching surges. Primary arresters protect the building's electrical components and are automatically restored following activation due to a surge. It should be installed across the main breaker on the line side unless otherwise specified by Pathnet. Secondary arresters protect individual branch circuits. Visual inspection is required to determine whether the arrester must be replaced following a surge.

14. Grounding

A halo ground system should consist of at least a #2 AWG green insulated stranded copper wire mounted around the perimeter of the interior wall just below the ceiling. A 1/4" X 4" X 24" copper ground bar should be located externally just below each waveguide entry plate. A #2 AWG green insulated copper jumper should be used to bond the ground bar to the exterior halo ring. Bonding on either interior or exterior grounding systems will be clean of dirt and corrosion and applied with non-oxidizing grease.

      14.1. Interior Halo Grounding

      All cable ladder, racks, lights, equipment and exterior ground are to be bonded to an interior halo grounding system.

The following items are required for halo grounding:

      -- #2 Green Insulated Stranded Copper Halo
      -- One (1) Master Ground Bar 1/4" X 4" X 24"
      -- Four (4) #2 Tinned Solid Copper Drops with 10' Pigtails
      -- Eight (8) #2 Green Insulated Stranded Copper Equipment Ground Drops

      14.2. External Ground System

      An exterior halo ring is required and will be bonded to the interior halo grounding system with 8' pigtails listed above.

      14.3. Conduit Grounding

All conduit, conduit couplings, light fixtures, junction boxes and service equipment shall be grounded with mechanical clamps to electrically bond the conduit. The bonding wire will be a minimum #10 AWG green insulated copper wire for all except light fixtures. The minimum for light fixtures is #12 AWG green insulated copper wire.

15. Waveguide Entrance

The shelter will have two 8 port waveguide entry panels and two blank panels located on opposite walls. Two waveguide entry panels will be installed on one wall and two blank panels mounted on the opposite wall. Pathnet will define the location of the waveguide entry panels. Each waveguide port shall have a minimum interior diameter of 4 inches.

16. Alarms

The shelter will have general housekeeping alarms wired to a central location associated with the following:

    --  Door Open
    --  Smoke Detection
    -- AC Electrical Fail (sense before manual or automatic transfer switch) -- Surge Protector Fail
    --  Air-conditioning Fail
    --  High Temperature
    --  Low Temperature
    --  Charger Fail
    --  Breaker Alarm
    --  Fuse Alarm
    --  Low Waveguide pressure
    --  Dehydrator excess run alarm
    --  Generator Fail
    --  Generator Run

                                   EXHIBIT A-6

         GROUNDING AND LIGHTING PROTECTION GUIDELINES AND SPECIFICATIONS
                           FOR COMMUNICATIONS SHELTERS

Preface

An effective ground system for a communications equipment shelter is necessary to ensure protection of personnel and equipment when a fault occurs. The ground system limits excessive voltages from various electrical conditions such as lightning and utility switching, and contributes to superior performance of the electronic equipment by reducing noise induction

1. Grounding Introduction

Communications equipment shelters are subject to electrical noise and high-voltage surges. These transients occur predominantly in the common mode (line to ground), and are typically caused by lightning or power switching.

      1.1 Lightning

      When lightning induced surges appear at the point of connection to a building (the service entrance), a high common mode potential is generated between the current carrying conductors and ground. This potential produces a flow of current that seeks a path to earth to complete the circuit.

      Lightning can easily induce a 3000-ampere transient into a power line. When this transient reaches a building, the building ground at the service entrance can rise to 60,000 volts (assuming a building earth resistance of 20 ohms). The reference potential for ground in the rest of the building would rise proportionately.

      In order to protect the building against these high voltage surges, it is important to establish a low resistance earth ground at the service entrance. The National Electrical Code (Article 250, Part 4) specifies that the grounding at a building's service entrance should have a resistance to ground of 25 ohms or less. The IEEE Green Book (Recommended Practice for Grounding, ANSI/IEEE Standard 142-1982) recommends that the ground resistance be less than 5 ohms. If the building contains highly sensitive electronic communications equipment, a ground resistance of 5 ohms or less is recommended if this value can be practically achieved with the given site conditions.

      1.2 Types of Grounding

      There are two major types of grounding that should be considered when designing an electrical system: power distribution system grounding and telecommunications equipment grounding.

            1.2.1. Power Distribution System Grounding

            The power distribution system pertains to the incoming AC service, service entrance equipment, power panels, and electrical conductors providing the power to various electrical/mechanical equipment. Grounding of the power distribution system is essential to:

      --    protect occupants from exposure to dangerous shock voltage
      --    provide a path for ground fault current
      --    limit excessive voltages due to lightning or utility switching

            Typical grounding components for the power distribution system include:
      --    grounding electrode at the service entrance
      --    ground bus in the power panel
      --    ground lugs in the other service entrance equipment such as the safety disconnect or transfer switch
      --    third wire grounding conductor for all the electrical equipment
      --    lightning and surge arresters.

            1.2.2. Telecommunications Equipment Grounding

            Electronic equipment such as radio systems, telephone switches, battery chargers and rectifiers, uninterrupted power supply (UPS) equipment, and any other equipment that encloses or is adjacent to energized conductors require additional grounding. This sensitive electronic equipment must be protected from the following:

      --    excessive transients caused by lightning or utility switching
      --    degraded performance due to electromagnetic noise

            Equipment grounding frequently utilizes a ground ring encircling the interior of the shelter (halo ground ring). Ground lugs attached to the various equipment housings and racks are connected to the ground ring. Ground bars at the waveguide entry and at each section of the cable ladder are also tied to the ground ring. Multiple external drops connect the internal ground ring to the exterior site pound ring.

2. Grounding Practices

      2.1. The Grounding Conductor

      In order to reduce inductance and surge voltages in a power distribution system, a ground path for protected devices should be provided. One method is to rely upon the conduit system to carry these transient currents. This is allowed by the National Electrical Code in Article 250-91 (b). The best method, however, is to include an extra conductor in the same conduit or raceway as the current carrying conductor. The grounding conductor should extend to the ground connection in the service entrance equipment.

      2.2. Equipment Ground Wires

      When lightning strikes, it takes the path of least impedance (resistance and inductance). Cable bends increase inductance. Therefore, equipment ground wires should be large, and run straight for minimum inductance and voltage drop. The recommended bending radius is 6" when bends are unavoidable. Equipment ground wires should be separated from all other conductors, and should not be run through metal conduit unless the conduit and ground wires are bonded at both ends.

      2.3. Bonding

      Even when the ground to earth connection's impedance of the service entrance is minimized and grounding conductors are used in the feeder and branch circuits, high transient voltages can still occur in the power distribution system as a result of utility power switching. An effective method of limiting this noise (especially common mode voltage differentials) is to bond all the equipment ground wires to a halo ground system that is connected to the site ground system and power distribution system ground.

      Bonding is the connection of all potential ground conductors (including racks, frames, cable ladder, conduits, metal enclosures, and exposed metallic members of the building structure) to each other. Bonding does not eliminate voltage drops since transient currents will continue to take the path of least inductance. However, the current is sufficiently distributed throughout the bonded system to reduce the voltage gradients in any area to levels that prevent personal injury or equipment damage.

      Proper bonding procedures produce cross connections of all equipment and structures. It provides many paths to ground from any one point. Since the bonded ground network does not form a part of the normal electrical power path, multiple inductive loops are not a concern. Only transient or fault currents can flow in the ground network.

      In addition to preventing the development of voltage gradients, cross connection reduces the system's susceptibility to high frequency noise. Since all conductors have some impedance, resonance will occur at some frequencies. At those frequencies, the impedance of the grounding conductor may be very high, and allow noise currents to develop increased voltage drops. By bonding the ground network, however, there may be other conductors nearby that are not resonating, and a low impedance path for the noise signal can be maintained.

      2.4. Faraday Cage

      A Faraday cage provides an EMI shield to further reduce noise. The cage usually consists of multiple conductors in a box like configuration. A halo ground system with multiple down conductors can act as a quasi Faraday cage, and give some low frequency shielding.

      When lightning hits the tower, the tower will pass the current to ground and radiate RF energy. A Faraday cage can reduce this energy by adding distance (as seen by the magnetic field) between the tower and the equipment shelter. The steel reinforcing in the concrete shelter walls can form a highly effective Faraday cage if bonded to the grounding system. The amount of shielding depends on the size and spacing of the welded wire fabric. Additionally, all rebar must be bonded together.

      2.5. Site Ground System

      When a tower is struck by lightning, equipotential voltage rings form around the tower until the energy is diffused into the surrounding ground soil via the grounding system.

      The tower ground ring will disperse the energy away from the tower base or guy wires. The ground rods will transfer the energy deeper into more conductive soil layers. This is important to keep lightning surges out of the equipment shelter. Unless the energy is properly dispersed into the soil, the voltage will build up in the tower, and attempt to go to another, less desirable path.

      The equipment shelter is protected by a perimeter ground system that forms an equipotential plane. Also, ground rods should be driven into the soil at the following points:

      -- each corner of the shelter
      -- the service entrance
      -- the waveguide entry port
      -- each external halo ground drop
      -- every 10' (or less) along the exterior ground ring

      The shelter ground ring system should have a connection to the tower ground system just below the coaxial cable runs. A second connection between the two ground systems should be installed for redundancy. All metal work (waveguide bridge and supporting posts) should be bonded to the ring/radial ground system.

      2.6. Grounding System Performance Check

      Test the original installation periodically to determine whether resistance is remaining constant or is increasing. An increase in resistance can be caused by several factors.

      In lower conductive soils, high electric fields can develop at the ends of the ground rods, which can cause arcing in the soil. This arcing can cause glassification around the rods, beginning at the tip, and working its way upward. This glassification of the silica in the soil acts as an insulator, severely impairing the grounding characteristics of the rod. If resistance increases over time to an undesirable level, reduce the resistance by adding electrodes or chemically treating the soil to increase moisture content.

2. Computing Resistance to Ground

      3.1. Resistance to Earth

      The resistance of a grounding electrode is dependent on the:

      --    resistance of the electrode,
      --    contact resistance between the electrode and the soil, and
      --    resistance of the soil from the electrode surface outward as described by the geometry set up by the flow of current from the electrode to infinite earth.

      The first two resistances are negligible, and can be disregarded. The third resistance is larger and must be considered.

      Around a ground rod this resistance is the sum of the series resistances of virtual shells of earth, located progressively outward from the rod. The shell nearest the rod has the smallest circumferential area or cross section, so it has the highest resistance. Each successive shell has progressively larger areas, and thus, progressively lower resistances. For an 8-foot ground rod, the incremental increase in resistance decreases to nearly zero when the rods are spaced 16 feet apart. Therefore, when using multiple ground rods, the optimal spacing between rods should be double the length of the rod.

      3.2. Resistance Calculations

      When computing resistance to ground, treat the tower grounding and the shelter grounding as two separate systems. Within each of these two systems are two subsystems. The shelter has a grounding ring and the grounding rods. The tower has a grounding ring, grounding rods, and occasionally, grounding radials.

      The IEEE Green Book provides several formulas for calculating the resistance to ground for several different systems.

4. Typical Grounding Configurations

Several options are available when deciding on a ground system for a communication shelter, depending upon the soil conditions and thunderstorm activity of a particular site. The U.S. Weather Bureau publishes an isoplethic map of the United States showing the average number of days each year on which thunderstorms occur. Any area with an isoplethic level above 90 should be considered a high-risk area, and serious consideration should be given to providing a more stringent grounding system.

      4.1. Ground Bar System

      In shelters where very little lightning protection is needed, a simple ground bar system can be used. A system of this type would consist of a single copper ground bar located under the waveguide port, telephone entry, or both, with an external drop to be connected to the external ground system. Transmission lines should be grounded to this ground bar.

      4.2. Halo Ground System

      Pathnet shelters will use a halo ground system. This system includes a #2 AWG copper wire completely encircling the equipment room. The halo is located 3 to 6 inches below the ceiling. External drops are located at each corner of the shelter. Wall penetrations should be angled at 45 degrees to minimize bending.

      4.3. External Ground System

      The external ground system for all shelters consists of ground rods placed at each corner of the shelter and 10' intervals along the ground ring, below the waveguide entry, and at the AC service entrance. The rods should be exothermically welded to a perimeter ground ring of #2 AWG solid tinned copper wire. (Tinned copper is recommended to reduce corrosion of the wire). The wire should be buried below the frost line (minimum 30", deep per NEC Sec 250-8(d)), and at least 24", away (measured horizontally) from the foundation. The ground ring should be bonded to the tower ground system at two locations, to the externally mounted ground bars under the waveguide ports and to the AC service ground as close as possible to the service entrance.

5. General Specifications

This section covers grounding and lightning protection of pre-cast, pre-equipped, and transportable equipment shelters. It establishes minimum standards for grounding of all Pathnet Equipment Shelters, and provides standards for additional customer grounding options.

      5.1. General Guidelines

            5.1.1 Workmanship

            Equipment grounding wire conductor runs will be as short and straight as possible. All equipment and bonding grounding conductors will have radii bends 6" or greater.

            5.1.2. Design

            Where possible, the AC service entrance, waveguide entry port, and telephone line entry will all be located in close proximity to each other, and their associated grounding systems will be bonded together.

            5.1.3. Connections

            Unless specified otherwise, minimum connection requirements will be of the mechanical type made with a crimp type connector. A one hole copper ground lug will be used for equipment connections. An oxidizing preventative compound will be applied to all mechanical connections, and paint will be removed as necessary to insure positive bonding of all grounded equipment.

            All external, buried connections will be of the exothermically welded type. These include, but are not limited to, halo drops to ground rod, buried ground ring to ground rod, halo drops to ground ring, service entrance ground to ground rod.

            5.1.4. Wire

            All equipment grounds will be #6 AWG. Circuit grounding conductors will be no more than two wire sizes smaller than the current carrying conductors of the same circuit (minimum #12 AWG). All external ground wire, including but not limited to the external ground ring and external halo drops, will be #2 AWG solid tinned copper.

      5.2 Interior Grounding

            5.2.1. Halo Ground

            The halo ground will consist of a minimum #2 AWG wire located 3" to 12", below the finished ceiling, and will completely encircle the equipment room. The wire will be green insulated stranded copper, bare stranded copper, or bare tinned solid copper. Each corner of the equipment room will have an omni-directional drop to the floor of the same wire size and type as the halo ring. Connection of these drops to the halo will be at least the defined minimum (see section 5.1.3). If solid tinned wire is used, the drop will be one continuous wire that is long enough to extend 8 feet beyond the exterior of the shelter. If insulated wire is used, the drop will extend to the floor, and then be connected in the same manner as the halo, to an 8 foot length of solid tinned wire of the same size. The exterior penetrations will be at 45 degree angles (to minimize ground drop bend radii) and approximately one (1) inch in diameter.

            5.2.2. Waveguide Entry Ground Bar

            There will be a 1/4" x 4" x 20" (minimum) copper ground bar located outside the shelter approximately 6" below the waveguide entry plate (NEC Sec 800-33). This bar will be connected to the exterior ground ring exothermic weld. The grounding conductor will be of the same size and type as the halo ring.

            5.2.3. AC Service

            The AC service ground conductor will be bonded to the ground rod located at the service entrance. Ground lugs provided in all service entrance equipment will be bonded to the service ground conductor. The system ground and neutral will be bonded at one location, as close as practicable to the service entrance. All service grounding shall conform to Article 250 of the National Electrical Code.

            5.2.4. Primary Surge Arrester

            There will be a surge protective device applied at the first piece of service equipment inside the equipment shelter. This device will be considered the primary surge protector. Conductors connecting the surge protective device will be as short as possible, and will contain no sharp bends or loops.

            The operating characteristics of the primary surge arrester will coordinate with the equipment surge withstand voltage capabilities. The surge arrester should be capable of suppressing up to 65kVA, be self restoring after operation, and may be equipped with a failure alarm over current protective device and visual status indicators.

            5.2.5. Cable Ladder

            Cable ladder assemblies will be bonded to the halo ring with a #6 AWG or larger ground conductor. All cable ladder splices and junctions will be bonded on at least one side with a #6 AWG or larger conductor, and use grounding clips suitable for the purpose. Paint will be removed as necessary for an electrically sound connection.

            5.2.6. Conduit Grounding

            Each conduit discontinuity, including but not limited to conduit couplings, junction boxes, light fixtures, and service equipment, will be provided with ground clamps to electrically bond the conduit. The bonding wire will be green insulated #6 AWG or larger.

            5.2.7. Tower Light Controller Penetration

            There will be a 1-1/2" penetration cast in place near the waveguide entry port to allow for connection of the tower light controller. The penetration will be lined with a 1" PVC running thread to provide isolation between the interior and exterior conduit. The running thread will be connected to interior and waterproof exterior 6" x 6" junction boxes.

      5.3. Exterior Grounding

            5.3.1. Ground Rods

            There will be driven ground rods located at each corner of the building, and at the AC service entrance and waveguide entry port. These rods will be made of copper clad high strength steel with minimum dimensions of 5/8" x 8'. The rods will be located at least 24" from the edge of the foundations, and driven such that the top of the rod is below the frost line of the installation site. The rods will be exothermically welded to the external halo drops.

            5.3.2. Ground Ring

            There will be a buried horizontal wire completely encircling the equipment shelter. This wire will be solid tinned copper wire of #2 AWG or larger. The ground ring will not be closer than 24" from the shelter foundations, and will be exothermically welded to each ground rod. The ring will be buried 30" below grade or below the frost line of the installation, whichever is greater.

            The ground ring will be connected to the tower ground system from the ground rod located at the waveguide port to the nearest ground rod of the tower system. A second connection will be made from a rod at a corner of the shelter to an alternate rod of the tower. These connections will be made with a #2 AWG wire, or a wire of the same size as the tower ground ring, whichever is larger.

            5.3.3. Testing

            The external ground system will be tested after installation, and its resistance to earth ground will be less than 10 ohms. It is recommended that tests be performed twice a year to insure ground system integrity.

            Biddle Instruments Model DET2/2 Digital Ground Tester, or equivalent, will be used for testing and all manufacturers' instructions will be followed.

                                   EXHIBIT A-7

                        NETWORK INTERCONNECTIONS SCHEDULE

SYSTEM SITE CODE        OTHER SYSTEM SITE CODE        HEIGHT      AZIMUTH
----------------        ----------------------        ------      -------


                         [TO BE AMENDED BY THE PARTIES]

                                   EXHIBIT A-8

                                  SYSTEM SPURS

      PATHNET SPURS

            The System shall contain the following spurs as amended from time-to-time, which shall be installed and operated for Pathnet's network purposes:

Facility Name           Latitude        Longitude         Spur to:
-------------           --------        ---------         --------
Segment A

Hansen Butte            42-29-35        114-13-47         Future

Bonneville Point        43-29-17        116-01-45         Future

LaGrande Relay          45-13-03        118-00-00         Future


Segment B

Kinport                 42-53-36        112-33-31         Future

      LLC SPURS

            The System shall contain the following spurs as amended from time-to-time, which shall be installed and operated for LLC's internal communications needs:

Facility Name           Latitude        Longitude         Spur to:
-------------           --------        ---------         --------


                                   EXHIBIT A-9

                            CERTIFICATE OF ACCEPTANCE

      The undersigned, _____________________, who is ___________________ of
Pathnet/Idaho Power Equipment LLC, an Idaho limited liability corporation ("LLC") hereby certifies as follows:

      1. LLC has received from Pathnet, Inc., a Delaware corporation ("Pathnet") the results of all acceptance testing performed pursuant to Section 5 of Schedule A of the Fixed Point Microwave Services Agreement between Pathnet and LLC (the "FPM Agreement").

      2. LLC has reviewed the results of such acceptance testing and hereby acknowledges that the System (as defined in the FPM Agreement), as tested, performs in accordance the Specifications, as set forth in the FPM Agreement.

      3. If and to the extent within one (1) year after Commissioning acceptance testing pursuant to Section 5 of Schedule A, the results from the Network Monitoring Center indicate operations below Specifications, which deficiencies in operations are, in the reasonable opinion of an independent third party, the results of design deficiencies, LLC shall have the right to request performance of additional design review, the scope of which review will be agreed to by the Parties.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Acceptance as of the ___ of ___, 199__.


                                             -----------------------------

                                  EXHIBIT A-10

                                STATEMENT OF WORK

A. GENERAL

      1) SITE ACQUISITION

      Incumbent is responsible for obtaining usage permits/permission for all property that is required to implement all new construction. The assumption has been made that Incumbent will obtain the necessary land for the proposed new towers and shelters. The sites that are of particular concern are: Mountain Home, Squaw Butte, Payette, LaGrande, and Cotterel Mtn. In cases where existing structures are to be re-used Incumbent will obtain necessary building permits for the work effort required. The sites in question are Pocatello, Kinport, Twin Falls, Boise HQ and Payette.

                                    SEGMENT A

B. HANSEN BUTTE

1) SITE WORK

Site work (grading/leveling) required to prepare site for installation of new tower and shelter with foundations. Existing fencing will need to be removed and extended to include new construction area.

2) TOWERS

Installing a new 130' self-supporting tower/foundation and appropriate waveguide bridge. Installation based on normal soil.

3) BUILDINGS

Installing new shelter/foundation. LLC or Incumbent to provide 200A power to within 50' of new shelter location.

4) GENERATORS

No generator required at this time.

5) DC PLANT

New DC Power bay (dual 50A) and 700AH battery plant is to be provided at this location.

6) ANTENNAS

One 8' UHX antenna (Twin Falls), two 10' UHX antennas (Cotterel Mtn.) and two 10' UHX antennas (Lower Salmon) are being provided.

7) WAVEGUIDE

570' of waveguide with accessories provided.

8) RADIO

Non Space-Diversity Terminal (Twin Falls) and Space-Diversity repeater (Cotterel Mtn. & Lower Salmon).

9) MULTIPLEX

New OC-3 Terminal. 28 DSI (28 wired. 12 equipped).
New OC-3 ADM, 28 DSI (28 wired, 12 equipped).

10) MISCELLANEOUS EQUIPMENT

Orderwire, Alarm, Interconnect, Fuse Panel.

C. TWIN FALLS

1) SITE WORK

No site work is required. Location inside of a downtown Dispatch yard belonging to Incumbent.

2) TOWERS

Project Scope to use existing tower if analysis proves it is adequate.

3) BUILDINGS

Project Scope to locate new equipment in existing building. Incumbent or LLC to provide space in radio room with computer flooring. Incumbent will also provide space in basement for DC plant installation and DC breaker in the radio room.

4) GENERATORS

No generator required at this time.

5) DC PLANT

New DC Power bay (dual 50A) and 700AH battery plant is to be provided at this location.

6) ANTENNAS

One 8' UHX antenna (Hansen Butte) is provided.

7) WAVEGUIDE

100' of waveguide with accessories provided.

8) RADIO

Non Space-diversity Terminal (Hansen Butte).

9) MULTIPLEX

New OC-3 Terminal, 28 DS1 (28 wired, 12 equipped)

10) MISCELLANEOUS EQUIPMENT

Orderwire, Alarm, Interconnect, Fuse Panel.

D. LOWER SALMON

1) SITE WORK

Site work (grading/leveling) required to prepare site for installation of new tower and shelter with foundations. Access to site is over dirt road thru farmland and needs to be graded prior to commencement of work efforts.

2) TOWERS

Installing a new 80' self-supporting tower/foundation and appropriate waveguide bridge. Installation based on normal soil.

3) BUILDINGS

Installing new shelter/foundation. Incumbent or LLC to provide 200A power to within 50' of new shelter location.

4) GENERATORS

Providing and installing a 35KW generator and associated Transfer Panel. Budget pricing only includes materials and efforts to install the generator in the shelter and stub the piping to just outside the shelter at a provided second stage regulator. The cost for the propane tank, necessary piping, first stage regulator and all associated installation and testing is not included.

5) DC PLANT

New DC Power bay (dual 50A) and 700AH battery plant is to be provided at this location.

6) ANTENNAS

Two 10' UHX antennas (Hansen Butte) and two 10' UHX antennas (Mountain Home) are being provided.

7) WAVEGUIDE

300' of waveguide with accessories provided.

8) RADIO

Space-Diversity Repeater (Hansen Butte & Mountain Home).

9) MULTIPLEX

N/A

10) MISCELLANEOUS EQUIPMENT

Orderwire, Alarm, Interconnect, Fuse Panel.

E. MOUNTAIN HOME

I) SITE WORK

Site work required to prepare site for installation of new tower and shelter. Incumbent or LLC to acquire property (BLM) to the immediate west of existing shelter/tower needed thru lease. Change in location will effect the site work pricing exhibit.

2) TOWERS

Installing a new 60' self-supporting tower/foundation and appropriate waveguide bridge. Installation based on normal soil.

3) BUILDINGS

Installing new shelter/foundation. Incumbent or LLC to provide 200A power to within 50' of new shelter location.

4) GENERATORS

No generator required at this time.

5) DC PLANT

New DC Power bay (dual 50A) and 700AH battery plant is to be provided at this location.

6) ANTENNAS

Two 8' UHX antennas (Lower Salmon) and two 8' UHX antennas (Bonneville Point) are being provided.

7) WAVEGUIDE

280' of waveguide with accessories provided.

8) RADIO

Space-Diversity Repeater (Lower Salmon & Bonneville Point).

9) MULTIPLEX

N/A

10) MISCELLANEOUS EQUIPMENT

Orderwire, Alarm, Interconnect, Fuse Panel.

F. BONNEVILLE POINT

1) SITE WORK

Site work required to prepare site for installation of new tower and shelter. Incumbent or LLC to acquire property.

2) TOWERS

Installing a new 80' self-supporting tower/foundation and appropriate waveguide bridge. Installation based on normal soil.

3) BUILDINGS

Installing new shelter/foundation. Incumbent or LLC to provide 200A power to within 50' of new shelter location.

4) GENERATORS

No generator required at this time.

5) DC PLANT

New DC Power bay (dual 50A) and 700AH battery plant is to be provided at this location.

6) ANTENNAS

Two 8' UHX antenna (Squaw Butte), two 8' UHX antennas (Mountain Home), one 8' 11GHz (CHQB) are being provided.

7) WAVEGUIDE

430' of waveguide with accessories provided.

8) RADIO

Space-Diversity, 6GHz Terminals (Mountain Home & Squaw Butte), Non Space-diversity 11GHz Terminal (CHQB).

9) MULTIPLEX

New OC-3 Terminal, 28 DS1 (28 wired, 12 equipped).
New OC-3 ADM, 28 DS1 (28 wired, 12 equipped).

10) MISCELLANEOUS EQUIPMENT

Orderwire, Alarm, Interconnect, Fuse Panel.

G. BOISE HQ

1) SITE WORK

No site work is required. Location at a downtown Office building belonging to Incumbent.

2) TOWERS

Project Scope to wall mount antenna on penthouse on roof.

3) BUILDINGS

Project Scope to locate new equipment in existing building. Incumbent or LLC to provide space in radio room with computer flooring.

4) GENERATORS

No generator required at this time.

5) DC PLANT

New DC Power bay (dual 50A) and 700AH battery plant is to be provided at this location.

6) ANTENNAS

One 8' UHX, 11GHz antenna (Bonneville Point) is provided.

7) WAVEGUIDE

172' of waveguide with accessories provided. Waveguide run to be stripped of jacketing for run thru plenum areas within building.

8) RADIO

Non Space-diversity Terminal (Bonneville Point).

9) MULTIPLEX

New OC-3 Master Terminal, 28 DS1 (28 wired, 12 equipped).

10) MISCELLANEOUS EQUIPMENT

Orderwire, Alarm, Interconnect, Fuse Panel.

H. SQUAW BUTTE

1) SITE WORK

Site work required to prepare site for installation of new tower and shelter. Extensive grading and leveling required. Access is up a winding narrow road. Incumbent or LLC to acquire property (BLM) to the immediate northwest of existing shelter/tower needed thru lease. Change in location will significantly effect the site work pricing exhibit. Approval from adjacent fire lookout station will be necessary for planned construction.

2) TOWERS

Installing a new 100' self-supporting tower/foundation and appropriate waveguide bridge. Installation based on normal soil and location is sensitive.

3) BUILDINGS

Installing new shelter/foundation (it is possible that a new structure may need to be built on-site). Incumbent or LLC to provide 200A power to within 50' of new shelter location. Installation location is sensitive.

4) GENERATORS

Providing and installing a 35KW generator and associated Transfer Panel. Budget pricing only includes materials and efforts to install the generator in the shelter and stub the piping to just outside the shelter at a provided second stage regulator. The cost for the propane tank, necessary piping, first stage regulator and all associated installation and testing is not included.

5) DC PLANT

New DC Power bay (dual 50A) and 700AH battery plant is to be provided at this location.

6) ANTENNAS

Two 8' UHX antennas (Bonneville Point) and two 8' UHX antennas (Payette) are being provided.

7) WAVEGUIDE

420' of waveguide with accessories provided.

8) RADIO

Space-Diversity Repeater (Bonneville Point & Payette).

9) MULTIPLEX

New OC-3 ADM, 28 DSI (28 wired, 12 equipped).

10) MISCELLANEOUS EQUIPMENT

Orderwire, Alarm, Interconnect, Fuse Panel.

I. PAYETTE

1) SITE WORK

Site work required to prepare site for installation of new tower and shelter. Incumbent or LLC to provide space for construction in vehicle repair bay at the rear of parking area. Tower to be located to the northwest of garage area. Area of construction is inside Dispatch yard. Change in location will significantly effect the site work pricing exhibit.

2) TOWERS

Installing a new 120' self-supporting tower/foundation and appropriate waveguide bridge. Installation based on normal soil and location is sensitive due to apparent obstruction from Clay Peak. The 120' height is an estimate, path study is required to determine actual required height.

3) BUILDINGS

Installing new equipment room in garage bay. Incumbent or LLC to provide 200A power to new location. Installation location is sensitive and does not account for any major construction to adapt to existing heating and air conditioning duct work.

4) GENERATORS

No generator required at this time.

5) DC PLANT

New DC Power bay (dual 50A) and 700AH battery plant is to be provided at this location.

6) ANTENNAS

Two 8' UHX antennas (Squaw Butte) and two 8' UHX antennas (Lime) are being provided.

7) WAVEGUIDE

420' of waveguide with accessories provided.

8) RADIO

Space-Diversity Repeater (Squaw Butte & Lime).

9) MULTIPLEX

New OC-3 ADM, 28 DS1 (28 wired, 12 equipped).

10) MISCELLANEOUS EQUIPMENT

Orderwire, Alarm, Interconnect, Fuse Panel.

J. LIME

1) SITE WORK

Site work (grading/leveling) required to prepare site for installation of new tower and shelter with foundations. Access to site is over gravel and dirt roads. The road is winding and steep at various locations and needs to be graded prior to commencement of work efforts.

2) TOWERS

Installing a new 60' self-supporting tower/foundation and appropriate waveguide bridge. Installation based on normal soil.

3) BUILDINGS

Access prohibits the delivery of a pre-fabricated shelter so a new shelter will need to be built on-site. Incumbent or LLC to provide 200A power to within 50' of new shelter location.

4) GENERATORS

Providing and installing a 35KW generator and associated Transfer Panel. Budget pricing only includes materials and efforts to install the generator in the shelter and stub the piping to just outside the shelter at a provided second stage regulator. The cost for the propane tank, necessary piping, first stage regulator and all associated installation and testing is not included.

5) DC PLANT

New DC Power bay (dual 50A) and 700 AH battery plant is to be provided at this location.

6) ANTENNAS

Two 8' UHX antennas (Payette) and two 8' UHX antennas (Baker) are being provided.

7) WAVEGUIDE

260' of waveguide with accessories provided.

8) RADIO

Space-Diversity Repeater (Payette & Baker).

9) MULTIPLEX

N/A

10) MISCELLANEOUS EQUIPMENT

Orderwire, Alarm, Interconnect, Fuse Panel.

K. BAKER

1) SITE WORK

Site work (grading/leveling) required to prepare site for installation of new tower and shelter with foundations. Access to site is over gravel and dirt roads. The road is winding and steep at various locations and needs to be graded prior to commencement of work efforts. Also, access is hampered by a long (160') narrow underpass (12'w x 13'- 6"h) that will not allow large vehicles to get to the site.

2) TOWERS

Installing a new 60' self-supporting tower/foundation and appropriate waveguide bridge. Installation based on normal soil.

3) BUILDINGS

Access prohibits the delivery of a pre-fabricated shelter so a new shelter will need to be built on-site. Incumbent or LLC to provide 200A power to within 50' of new shelter location.

4) GENERATORS

Providing and installing a 35KW generator and associated Transfer Panel. Budget pricing only includes materials and efforts to install the generator in the shelter and stub the piping to just outside the shelter at a provided second stage regulator. The cost for the propane tank, necessary piping, first stage regulator and all associated installation and testing is not included.

5) DC PLANT

New DC Power bay (dual 50A) and 700AH battery plant is to be provided at this location.

6) ANTENNAS

Two 8' UHX antennas (Lime) and two 8' UHX antennas (LaGrande Relay) are being provided.

7) WAVEGUIDE

360' of waveguide with accessories provided.

8) RADIO

Space-Diversity Repeater (Lime & LaGrande Relay).

9) MULTIPLEX

N/A

10) MISCELLANEOUS EQUIPMENT

Orderwire, Alarm, Interconnect, Fuse Panel.

L. LaGRANDE RELAY

1) SITE WORK

Site work (grading/leveling) required to prepare site for installation of new tower and shelter with foundations. Access to site is over very rocky and dirt roads thru pasture land. The road is winding and steep at various locations and needs to be graded prior to commencement of work efforts. Also, access is hampered by narrow fence gates that will need to be removed/replaced to allow large vehicles to get to the site.

2) TOWERS

Installing a new 60' self-supporting tower/foundation and appropriate waveguide bridge. Installation based on normal soil.

3) BUILDINGS

Access prohibits the delivery of a pre-fabricated shelter so a new shelter will need to be built on-site. Incumbent or LLC to provide 200A power to within 50' of new shelter location.

4) GENERATORS

Providing and installing a 35KW generator and associated Transfer Panel. Budget pricing only includes materials and efforts to install the generator in the shelter and stub the piping to just outside the shelter at a provided second stage regulator. The cost for the propane tank, necessary piping, first stage regulator and all associated installation and testing is not included.

5) DC PLANT

New DC Power bay (dual 50A) and 700AH battery plant is to be provided at this location.

6) ANTENNAS

Two 8' UHX antennas (Baker) and one 8' UHX antenna (LaGrande) are being provided.

7) WAVEGUIDE

265' of waveguide with accessories provided.

8) RADIO

Non Space-Diversity Terminal (LaGrande) and Space-Diversity Terminal (Baker).

9) MULTIPLEX

New OC-3 ADM, 28 DS1 (28 wired, 12 equipped).

10) MISCELLANEOUS EQUIPMENT

Orderwire, Alarm, Interconnect, Fuse Panel.

M. LaGRANDE

1) SITE WORK

No site work is required. Location inside of a substation yard belonging to Incumbent.

2) TOWERS

Installing a new 25' monopole/foundation.

3) BUILDINGS

Installing new shelter/foundation. Incumbent or LLC to provide 200A power to within 50' of new shelter location.

4) GENERATORS

No generator required at this time.

5) DC PLANT

New DC Power bay (dual 50A) and 700AH battery plant is to be provided at this location.

6) ANTENNAS

One 8' UHX antenna (LaGrande Relay) is provided.

7) WAVEGUIDE

55' of waveguide with accessories provided.

8) RADIO

Non Space-diversity Terminal (LaGrande Relay).

9) MULTIPLEX

New OC-3 Terminal, 28 DS1 (28 wired, 12 equipped).

10) MISCELLANEOUS EQUIPMENT

Orderwire, Alarm, Interconnect, Fuse Panel.

                                    SEGMENT B

A. POCATELLO

1) SITE WORK

No site work is required. Location inside of a downtown Dispatch yard belonging to Incumbent or LLC. No access issues.

2) TOWERS

Project Scope to use existing tower if analysis proves it is adequate.

3) BUILDINGS

Planning to locate new equipment in existing building. Incumbent or LLC to clear out current storage area for use and provide adequate power. Area provided will require new overhead cable tray and electrical work for AC power to DC plant and necessary lighting/outlets. Additional Air Conditioning is not planned at this time.

4) GENERATORS

No generator required at this time.

5) DC PLANT

New DC Power bay (dual 50A) and 700AH battery plant is to be provided at this location.

6) ANTENNAS

One 8' UHX antenna (Kinport thru passive repeater) is provided.

7) WAVEGUIDE

142' of waveguide with accessories provided.

8) RADIO

Non Space-diversity Terminal to Kinport thru passive repeater.

9) MULTIPLEX

New OC-3 Terminal, 28 DS1 (28 wired, 12 equipped).

10) MISCELLANEOUS EQUIPMENT

Orderwire, Alarm, Interconnect, Fuse Panel.

B. POCATELLO PASSIVE REPEATER

1) SITE WORK

N/A

2) TOWERS

N/A

3) BUILDINGS

N/A

4) GENERATORS

N/A

5) DC PLANT

N/A

6) ANTENNAS

Utilizing the existing 30' x 48' Passive Reflector. Only minor adjustment, if any, should be required.

7) WAVEGUIDE

N/A

8) RADIO

N/A

9) MULTIPLEX

N/A

10) MISCELLANEOUS EQUIPMENT

N/A

C. KINPORT

1) SITE WORK

Site work (grading/leveling) required to prepare site for installation of new tower/foundation to the north of the existing tower. Any underground cabling concerns must be addressed prior to commencing activities. Also, overhead power lines may provide some interference, as well as safety concerns, with tower erection

2) TOWERS

Installing a new 120' self-supporting tower and appropriate waveguide bridge. Installation based on normal soil.

3) BUILDINGS

Planning to locate new equipment in existing building. Incumbent or LLC to clear out current radio room to accommodate new equipment. Customer will also clear basement storage area for use as a DC plant location and provide DC breaker in radio room. Radio room will not require any additional air conditioning as the new equipment will be installed in place of existing equipment to be removed.

4) GENERATORS

No generator required at this time.

5) DC PLANT

New DC Power bay (dual 50A) and 700AH battery plant is to be provided at this location.

6) ANTENNAS

One 8' UHX antenna (Pocatello thru passive) and two 8' UHX antennas (American Falls) are being provided.

7) WAVEGUIDE

365' of waveguide with accessories provided.

8) RADIO

Non Space-Diversity Terminal 6GHz (Pocatello thru passive) and Space-Diversity Terminal 11GHz (American Falls).

9) MULTIPLEX

New 0C-3 ADM, 28 DS1 (28 wired, 12 equipped).

10) MISCELLANEOUS EQUIPMENT

Orderwire, Alarm, Interconnect, Fuse Panel.

D. AMERICAN FALLS RELAY

1) SITE WORK

Site work (grading/leveling) required to prepare site for installation of new tower and shelter with foundations.

2) TOWERS

Installing a new 60' self-supporting tower/foundation and appropriate waveguide bridge. Installation based on normal soil.

3) BUILDINGS

Installing new shelter/foundation. Incumbent or LLC to provide 200A power to within 50' of new shelter location.

4) GENERATORS

No generator required at this time.

5) DC PLANT

New DC Power bay (dual 50A) and 700AH battery plant is to be provided at this location.

6) ANTENNAS

Two 8' 11GHz UHX antennas (Kinport) and two 8' 6GHz UHX antennas (Cotterel Mtn.) are being provided.

7) WAVEGUIDE

280' of waveguide with accessories provided.

8) RADIO

Space-Diversity Terminals (Kinport, 11GHz & Cotterel Mtn., 6GHz).

9) MULTIPLEX

New OC-3 ADM, 28 DS1 (28 wired, 12 equipped).

10) MISCELLANEOUS EQUIPMENT

Orderwire, Alarm, Interconnect, Fuse Panel.

E. COTTEREL MTN.

1) SITE WORK

Site work (grading/leveling) required to prepare site for installation of new tower and shelter with foundations. No power and access to the sites is provided by Incumbent at this time.

2) TOWERS

Installing a new 60' self-supporting tower/foundation and appropriate waveguide bridge. Installation based on normal soil.

3) BUILDINGS

Installing new shelter/foundation. Incumbent or LLC to provide 200A power to within 50' of new shelter location.

4) GENERATORS

Providing and installing a 35KW generator and associated Transfer Panel. Budget pricing only includes materials and efforts to install the generator in the shelter and stub the piping to just outside the shelter at a provided second stage regulator. The cost for the propane tank, necessary piping, first stage regulator and all associated installation and testing is not included.

5) DC PLANT

New DC Power bay (dual 50A) and 700AH battery plant is to be provided at this location.

6) ANTENNAS

Two 8' UHX antennas (Kinport) and two 8' UHX antennas (Hansen Butte) are being provided.

7) WAVEGUIDE

280' of waveguide with accessories provided.

8) RADIO

Space-Diversity Repeater (Kinport & Hansen Butte).

9) MULTIPLEX

N/A

10) MISCELLANEOUS EQUIPMENT

Orderwire, Alarm, Interconnect, Fuse Panel.

                                   SCHEDULE B

                                   THE SYSTEM

Segment A

      Segment A extends from LaGrande, Oregon to Twin Falls, Idaho, with Facilities at the sites listed below.

                                    SEGMENT A

Facility Name          Latitude           Longitude        Path to:
-------------          --------           ---------        --------
Hansen Butte           42-29-35           114-13-47        Lower Salmon
                                                           Twin Falls

Twin Falls             42-32-43           114-27-32        Hansen Butte

Lower Salmon           42-51-05           114-54-47        Hansen Butte
                                                           Mountain Home

Mountain Home          43-12-18           115-33-49        Lower Salmon
                                                           Bonneville Point

Bonneville Point       43-29-17           116-01-45        Squaw Butte
                                                           Boise HQ
                                                           Mountain Home

Boise HQ               43-37-08           116-12-25        Bonneville Point

Squaw Butte            44-00-13           116-24-38        Bonneville Point
                                                           Payette

Payette                44-03-25           116-55-32        Squaw Butte
                                                           Lime

Lime                   44-25-54           117-14-54        Payette
                                                           Baker

Baker                  44-44-19           117-44-45        Lime
                                                           LaGrande Relay

LaGrande Relay         45-13-03           118-00-00        Baker LaGrande

LaGrande               45-18-46           118-04-13        LaGrande Relay

Segment B

      LLC Segment B extends from Hanson Butte, Idaho to Pocatello, Idaho, with Facilities at the sites listed below. Such Facilities are subject to change pursuant to Section 3.1.5 of the Agreement.

                                    SEGMENT B

Facility Name          Latitude           Longitude        Path to:
-------------          --------           ---------        --------
Pocatello              42-51-38           112-26-26        Pocatello P.R.

Pocatello P.R.         42-55-14           112-20-44        Pocatello
                                                           Kinport

Kinport                42-53-36           112-33-31        Pocatello P.R.
                                                           American Falls

American Falls         42-45-25           112-48-38        Kinport
                                                           Cotteral Mtn.

Cotteral Mtn.          42-23-55           113-27-54        American Falls
                                                           Hansen Butte

Hansen Butte           42-29-35           114-13-47        Cotteral Mtn.

                                   SCHEDULE C

                                 ESTIMATED COSTS

SECTION 1. LLC ESTIMATED COSTS FOR LLC ITEMS

      The LLC Estimated Costs shall be allocated as follows, as detailed in Exhibit C-1:

                                    Segment A

Item                                                           Estimated Cost
----                                                           --------------
SITE SURVEY                                                     [***]
SITE WORK                                                       [***]
TOWERS                                                          [***]
BUILDINGS                                                       [***]
GENERATORS                                                      [***]
D.C. PLANT                                                      [***]
PROJECT ENGINEERING                                             [***]

LLC ESTIMATED COSTS                                             [***]

                                    Segment B

Item                                                           Estimated Cost
----                                                           --------------
SITE SURVEY                                                    [***]
SITE WORK                                                      [***]
TOWERS                                                         [***]
BUILDINGS                                                      [***]
GENERATORS                                                     [***]
D.C. PLANT                                                     [***]
PROJECT ENGINEERING                                            [***]

LLC ESTIMATED COSTS                                            [***]

LLC TOTAL ESTIMATED COSTS                                      [***]

              SECTION 2. PATHNET ESTIMATED COSTS FOR PATHNET ITEMS

      The Pathnet Estimated Costs shall be allocated as follows as defined in Exhibit C-2:

                                    Segment A

Item                                                           Estimated Cost
----                                                           --------------
PCN COORDINATION                                               [***]
PROTECT RADIOS                                                 [***]
PATH ENGINEERING                                               [***]
FCC LICENSE APPLICATION                                        [***]
SYSTEM ENGINEERING                                             [***]

PATHNET ESTIMATED COSTS                                        [***]

                                    Segment B

Item                                                           Estimated Cost
----                                                           --------------
PCN COORDINATION                                               [***]
PROTECT RADIOS                                                 [***]
PATH ENGINEERING                                               [***]
FCC LICENSE APPLICATION                                        [***]
SYSTEM ENGINEERING                                             [***]

PATHNET ESTIMATED COSTS                                        [***]

PATHNET TOTAL ESTIMATED                                        [***]
COSTS

                                   EXHIBIT C-1

                           LLC ESTIMATED COSTS DETAIL

                                    SEGMENT A

                                   HANSEN    TWIN FALLS          LWR.    MTN. HOME     BONNEVILLE         CHQB
                                    BUTTE                     SALMON
SITE SURVEY
       Site Survey                [***]
       Taxes                      [***]
       SITE SURVEY                [***]

SITE WORK
       Soil Reports               [***]
       Site Clearing/Level        [***]
       Fence & Gate Mods          [***]
       Road Const/Repair          [***]
       Taxes                      [***]
       SITE WORK                  [***]

TOWERS
       Tower/Building             [***]
       Analysis                   [***]
       New Tower                  [***]
       Tower Strength Material    [***]
       Tower Labor                [***]
       Waveguide Bridge           [***]
       Tower Ground               [***]
       Freight                    [***]
       Taxes                      [***]
       TOWERS                     [***]

BUILDINGS
       Exist Bldg. Mods           [***]
       New Building               [***]
       New Bldg Delivery          [***]
       New Bldg Foundation        [***]
       Building Ground            [***]
       AC Power                   [***]
       Freight (incl. in Bldg     [***]
       Delivery)
       Taxes                      [***]
       BUILDINGS                  [***]

GENERATORS
       25KW MOBILE                [***]
       35KW                       [***]
       Transfer Panel             [***]
       Install & Test Labor       [***]
       Freight                    [***]
       Taxes                      [***]
       GENERATORS                 [***]

D.C. PLANT
       Chargers                   [***]
       Chargers Spares            [***]
       Batteries                  [***]
       Power Board/Panel          [***]
       Install & Test Labor       [***]
       Freight                    [***]
       Taxes                      [***]
       D.C. PLANT                 [***]

PROJECT ENGINEERING               [***]

LLC ESTIMATED COSTS              [***]

                                    SQUAW       PAYETTE         LIME         BAKER      LA GRANDE    LA GRANDE         TOTAL
                                    BUTTE                                                     RLY
SITE SURVEY
      Site Survey               [***]
      Taxes                     [***]
      SITE SURVEY               [***]

SITE WORK
       Soil Reports             [***]
       Site Clearing/Level      [***]
       Fence & Gate Mods        [***]
       Road Const/Repair        [***]
       Taxes                    [***]
       SITE WORK                [***]

TOWERS
       Tower/Building           [***]
       Analysis                 [***]
       New Tower                [***]
       Tower Strength           [***]
       Material                 [***]
       Tower Labor              [***]
       Waveguide Bridge         [***]
       Tower Ground             [***]
       Freight                  [***]
       Taxes                    [***]
       TOWERS                   [***]

BUILDINGS
       Exist Bldg. Mods         [***]
       New Building             [***]
       New Bldg Delivery        [***]
       New Bldg Foundation      [***]
       Building Ground          [***]
       AC Power                 [***]
       Freight (incl. in Bldg   [***]
       Delivery)                [***]
       Taxes                    [***]
       BUILDINGS                [***]

GENERATORS
       25KW MOBILE              [***]
       35KW                     [***]
       Transfer Panel           [***]
       Install & Test Labor     [***]
       Freight                  [***]
       Taxes                    [***]
       GENERATORS               [***]

D.C. PLANT
      Chargers                  [***]
      Chargers Spares           [***]
      Batteries                 [***]
      Power Board/Panel         [***]
      Install & Test Labor      [***]
      Freight                   [***]
      Taxes                     [***]
      D.C. PLANT                [***]

PROJECT ENGINEERING             [***]

LLC ESTIMATED COSTS             [***]

                                   SEGMENT B

                                POCATELLO     POCATELLO      KINPORT   AMER. FALLS       COTTEREL
                                                     PR                                       MTN.
SITE SURVEY
       Site Survey                [***]
       SITE SURVEY                [***]

SITE WORK
       Soil Reports               [***]
       Site Clearing/Level        [***]
       Fence & Gate Mods          [***]
       Road Const/Repair          [***]
       SITE WORK                  [***]

TOWERS
       Tower/Building             [***]
       Analysis                   [***]
       New Tower                  [***]
       Tower Strength Material    [***]
       Tower Labor                [***]
       Waveguide Bridge           [***]
       Tower Ground               [***]
       Freight                    [***]
       TOWERS                     [***]

BUILDINGS
       Exist Bldg. Mods           [***]
       New Building               [***]
       New Bldg Delivery          [***]
       New Bldg Foundation        [***]
       Building Ground            [***]
       AC Power                   [***]
       Freight (incl. in Bldg     [***]
       Delivery)                  [***]
       BUILDINGS                  [***]

GENERATORS
       25KW MOBILE                [***]
       35KW                       [***]
       Transfer Panel             [***]
       Install & Test Labor       [***]
       Freight                    [***]
       GENERATORS                 [***]

D.C. PLANT
       Chargers                   [***]
       Chargers Spares            [***]
       Batteries                  [***]
       Power Board/Panel          [***]
       Install & Test Labor       [***]
       Freight                    [***]
       D.C. PLANT                 [***]

PROJECT ENGINEERING               [***]

LLC ESTIMATED COSTS               [***]

                                   HANSEN         TOTAL
                                    BUTTE
SITE SURVEY
      Site Survey                 [***]
      SITE SURVEY                 [***]

SITE WORK
      Soil Reports                [***]
      Site Clearing/Level         [***]
      Fence & Gate Mods           [***]
      Road Const/Repair           [***]
      SITE WORK                   [***]

TOWERS
      Tower/Building              [***]
      Analysis
      New Tower                   [***]
      Tower Strength              [***]
      Material
      Tower Labor                 [***]
      Waveguide Bridge            [***]
      Tower Ground                [***]
      Freight                     [***]
      TOWERS                      [***]

BUILDINGS
      Exist Bldg. Mods            [***]
      New Building                [***]
      New Bldg Delivery           [***]
      New Bldg Foundation         [***]
      Building Ground             [***]
      AC Power                    [***]
      Freight (incl. in Bldg      [***]
      Delivery)
      BUILDINGS                   [***]

GENERATORS
      25KW MOBILE                 [***]
      35KW                        [***]
      Transfer Panel              [***]
      Install & Test Labor        [***]
      Freight                     [***]
      GENERATORS                  [***]

D.C. PLANT
      Chargers                    [***]
      Chargers Spares             [***]
      Batteries                   [***]
      Tower Board/Panel           [***]
      Install & Test Labor        [***]
      Freight                     [***]
      D.C. PLANT                  [***]

PROJECT ENGINEERING               [***]

LLC ESTIMATED COSTS               [***]

                                   EXHIBIT C-2

                         PATHNET ESTIMATED COSTS DETAIL
                                    SEGMENT A

                                   HANSEN    TWIN FALLS          LWR.    MTN. HOME     BONNEVILLE         CHQB
                                    BUTTE                     SALMON
PCN COORDINATION
       PCN Coordination          [***]
       PCN COORDINATION          [***]

RADIOS (PROTECT)
       1:1 Terminal: 2 & 3 Way   [***]
       1:1 Repeater              [***]
       Add RF Channel (2:1)      [***]
       OAM&P Software/LT         [***]
       Maint Accessory Kit       [***]
       Basic Radio Spares        [***]
       Enhanced Radio Spares     [***]
       Install                   [***]
       Test & Turnup             [***]
       Freight                   [***]
       RADIOS                    [***]

PATH ENGINEERING                 [***]
FCC LICENSE APPLICATION          [***]
SYSTEM ENGINEERING               [***]
PATHNET ESTIMATED COSTS          [***]

                                    SQUAW       PAYETTE         LIME         BAKER      LA GRANDE    LA GRANDE         TOTAL
                                    BUTTE                                                     RLY
PCN COORDINATION
      PCN Coordination           [***]
      PCN COORDINATION           [***]

RADIOS (PROTECT)

       1:1 Terminal: 2 & 3 Way   [***]
       1:1 Repeater              [***]
       Add RF Channel (2:1)      [***]
       OAM&P Software/LT         [***]
       Maint Accessory Kit       [***]
       Basin Radio Spares        [***]
       Enhanced Radio Spares     [***]
       Install                   [***]
       Test & Turnup             [***]
       Freight                   [***]
       RADIOS                    [***]

PATH ENGINEERING                 [***]
FCC LICENSE APPLICATION          [***]
SYSTEM ENGINEERING               [***]
PATHNET COSTS                    [***]

                                   SEGMENT B

                                POCATELLO     POCATELLO      KINPORT   AMER. FALLS       COTTEREL
                                                     PR                                       MTN.
PCN COORDINATION
       PCN Coordination          [***]
       PCN COORDINATION          [***]

RADIOS (PROTECT)
      1:1 Terminal: 2 & 3 Way    [***]
      1:1 Repeater               [***]
      Add RF Channel (2:l)       [***]
      OAM&P Software/LT          [***]
      Maint Accessory Kit        [***]
      Basic Radio Spares         [***]
      Enhanced Radio Spares      [***]
      Install                    [***]
      Test & Turnup              [***]
      Freight                    [***]
      RADIOS                     [***]

PATH ENGINEERING                 [***]
FCC LICENSE APPLICATION          [***]
SYSTEM ENGINEERING               [***]
PATHNET COSTS                    [***]

                                   HANSEN         TOTAL
                                    BUTTE
PCN COORDINATION
      PCN Coordination           [***]
      PCN COORDINATION           [***]

RADIOS (PROTECT)
      1:1 Terminal: 2 & 3 Way    [***]
      1:1 Repeater               [***]
      Add RF Channel (2:1)       [***]
      OAM&P Software/LT          [***]
      Maint Accessory Kit        [***]
      Basic Radio Spares         [***]
      Enhanced Radio Spares      [***]
      Install                    [***]
      Test & Turnup              [***]
      Freight                    [***]
      RADIOS                     [***]

PATH ENGINEERING                 [***]
FCC LICENSE APPLICATION          [***]
SYSTEM ENGINEERING               [***]
PATHNET COSTS                    [***]

                                   SCHEDULE D

                               INCUMBENT TRAINING

1. Pre-Commissioning Training. Prior to Commissioning of the System or at the Incumbent's reasonable request (for certifying new employees), Pathnet shall provide to Incumbent Field Technicians or other designees of Incumbent for purposes of maintaining the LLC's Facilities, and Incumbent Field Technicians or such designees shall be obligated to participate in, adequate training courses, which training shall include, among other things, the following:

      (a)   comprehensive instruction for trouble-free operation maintenance;

      (b) hands-on experience with the operation of the equipment deployed in the System;

      (c) review of the similarities and differences of an analog versus a digital system;

      (d) review of the latest state-of-the-art Technology and applications used in the System;

      (e) review of procedures designed to eliminate equipment damage, incorrect handling of equipment and System downtime;

      (f) comprehensive instruction in the use of all required test equipment used in connection with the System;

      (g) the distribution of manuals and other course materials that include descriptive information publications, alignment procedures, maintenance procedures, technical information publications, schematic drawings, wiring lists and system assembly drawings; and

      (h) a certificate of completion for each student who successfully completes the training course.

2. Certification of Incumbent's Field Technicians. Each of Incumbent's Field Technicians (as defined in the Maintenance Services Agreement) must either successfully complete the training course described in Section 1 of this Schedule D, or must be otherwise certified by Pathnet that such Field Technician is qualified to perform services on the System.

3. Training for Upgrades. Upon any upgrade of the System, Incumbent may request that Pathnet provide additional training with respect to such upgrade and Pathnet shall provide such training to Incumbent as soon as practicable after such request.

4. Training Locations. All such training shall be provided at Pathnet's Richardson, Texas office, Washington D.C. metropolitan area headquarters or at such other location as determined by

Pathnet.

5. Travel and Lodging. [***]

                                   SCHEDULE E

               OWNERSHIP OF SYSTEM EQUIPMENT ASSETS AND MATERIALS
               NOTE: "LLC" means Pathnet/Idaho Power Equipment LLC

-------------------------------------------------------------------------------------
                                System Component                           Owned or
                                                                           Licensed
                                                                              By
-------------------------------------------------------------------------------------
Existing Shelters                                                           [***]
-------------------------------------------------------------------------------------
New Shelters for System                                                     [***]
-------------------------------------------------------------------------------------
New Shelters at Pathnet Spur sites                                          [***]
-------------------------------------------------------------------------------------
New Shelters at LLC Spur sites                                              [***]
-------------------------------------------------------------------------------------
Towers for System                                                           [***]
-------------------------------------------------------------------------------------
Towers for LLC Spurs                                                        [***]
-------------------------------------------------------------------------------------
Towers for Pathnet Spurs                                                    [***]
-------------------------------------------------------------------------------------
A.C. and D.C. Power system as set forth on Schedule J                       [***]
-------------------------------------------------------------------------------------
Pressurizing Equipment for sites including manifolds and dehydrators.       [***]
-------------------------------------------------------------------------------------
1/0 Multiplexers                                                            [***]
-------------------------------------------------------------------------------------
Environmental Control Systems of Shelters of System                         [***]
-------------------------------------------------------------------------------------
Environmental Control Systems of Shelters of LLC Spurs                      [***]
-------------------------------------------------------------------------------------
Environmental Control Systems of Shelters of Pathnet Spurs                  [***]
-------------------------------------------------------------------------------------
Common Equipment existing Before Effective Date                             [***]
-------------------------------------------------------------------------------------
Common Equipment newly installed                                            [***]
-------------------------------------------------------------------------------------
Equipment Racks for System Radios                                           [***]
-------------------------------------------------------------------------------------
Antennas and Antenna Mounts relating to Initial System                      [***]
-------------------------------------------------------------------------------------
Antennas and Antenna Mounts relating to LLC Spurs                           [***]
-------------------------------------------------------------------------------------
Antennas and Antenna Mounts relating to Pathnet Spurs                       [***]
-------------------------------------------------------------------------------------
Waveguide and Waveguide bridges relating to Initial System                  [***]
-------------------------------------------------------------------------------------
Waveguide and Waveguide bridges relating to LLC Spurs                       [***]
-------------------------------------------------------------------------------------
Waveguide and Waveguide bridges relating to Pathnet Spurs                   [***]
-------------------------------------------------------------------------------------
Non-Protect Radios relating to Initial System                               [***]
-------------------------------------------------------------------------------------
Protect Radios Relating to Initial System                                   [***]
-------------------------------------------------------------------------------------
Radios relating to any Capacity Expansion                                   [***]
-------------------------------------------------------------------------------------
Radios relating to LLC Spurs                                                [***]
-------------------------------------------------------------------------------------
Radios relating to Pathnet Spurs                                            [***]
-------------------------------------------------------------------------------------
OC-3 Multiplexers                                                           [***]
-------------------------------------------------------------------------------------
Radio Bays and Radio Bay Equipment relating to the Initial System           [***]
-------------------------------------------------------------------------------------
Radio Bays and Radio Bay Equipment relating to LLC Spurs                    [***]
-------------------------------------------------------------------------------------
Radio Bays and Radio Bay Equipment relating to the Pathnet Spurs            [***]
-------------------------------------------------------------------------------------
Interconnection Equipment relating to Pathnet Spurs and Interconnections    [***]
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Interconnection Equipment relating to LLC Spurs and Interconnections        [***]
-------------------------------------------------------------------------------------
Results of the Preliminary Engineering Studies and Project Drawings
set forth in Section 6.2                                                    [***]
-------------------------------------------------------------------------------------
Upgraded equipment added to the System                                      [***]
-------------------------------------------------------------------------------------
Microwave Radio System Licenses                                             [***]
-------------------------------------------------------------------------------------
Panels, terminals, Software, Source Codes and other Assets and Equipment
relating to the Network Management System                                   [***]
-------------------------------------------------------------------------------------
Equipment required for Capacity Expansion                                   [***]
-------------------------------------------------------------------------------------

                                   SCHEDULE F

                      FORM OF PATHNET SUBLICENSE AGREEMENT

                          PATHNET SUBLICENSE AGREEMENT

      This Sublicense Agreement (the "Agreement") is made on _______________, 1998 (the "Effective Date") by and between Pathnet, Inc. ("Pathnet") and Pathnet/Idaho Power Equipment, LLC ("LLC") for the use of VERTEL Corporation ("Licensor") programs.

      WHEREAS, LLC desires to sublicense the programs as further defined herein; and

      WHEREAS, Pathnet is willing to grant such sublicense under the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the mutual promises contained herein, the Parties mutually agree as follows:

I.    DEFINITIONS

      1.1 "Licensed Program" shall mean each program in software or firmware form provided by Pathnet to LLC pursuant to the Fixed Point Microwave Services Agreement, dated the date hereof between LLC and Pathnet (the "FPM Agreement"), as such Licensed Program is licensed by Pathnet from Licensor, including future additions and updates to such Licensed Program. The term "Licensed Program" shall specifically include documentation and related materials pertinent to such program and any updated program or portion of a program hereinafter furnished to LLC for use in connection with or replacement of the Licensed Programs.

      1.2 "Equipment" shall mean Intel compatible servers running Windows NT.

      1.3 "Use" shall mean the copying or duplication of any portion of a Licensed Program from storage units or media into the Equipment for processing or the utilization of any Licensed Program in the course of the operation of the Equipment.

II.   LICENSE GRANT

      2.1 Use of Object/Binary Licensed Program with Designated Equipment. Pathnet hereby grants LLC a non-exclusive, non-transferable (except as provided in Section 5.1), non-licensable, non-assignable license to Use in machine readable form, the Licensed Program specified in Section 1.1 solely on the Equipment specified in Section 1.2. No license is granted to Use any Licensed Program on any configuration of equipment which is different from or less than the configuration indicated in Section 1.2.

III.  PROPRIETARY RIGHTS

      3.1 Proprietary Rights. The Licensed Program is owned by Licensor and/or others and is proprietary in nature. LLC shall respect such proprietary rights and shall not use such Licensed Program except for the purposes for which it is being made available as set forth in this Agreement and shall not reproduce, print, sublicense, duplicate, reverse engineer, distribute, disclose, or otherwise make the Licensed Program available to any third party, in whole or in part, in whatever form.

      3.2 Confidentiality. LLC shall take all actions required to maintain control of the Licensed Program including securing written records, agreements, and other reasonable measures with its employees and agents to satisfy its obligations under this Agreement with respect to the use, copying, protection, and security of the Licensed Program.

IV.   LIMIT OF LIABILITY

      4.1 NO WARRANTY. LICENSOR GRANTS A WARRANTY IN THE LICENSED PROGRAM ONLY TO PATHNET AND DOES NOT EXTEND ITS WARRANTY TO LLC OR ANY OTHER END USER. WARRANTY OF THE LICENSED PROGRAM IS PROVIDED BY LICENSOR DIRECTLY TO PATHNET. LICENSOR AND PATHNET MAKE NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, INCLUDING WITHOUT LIMITATION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH REGARD TO ANY LICENSED PROGRAM AND/OR RELATED MATERIALS TO BE FURNISHED BY VERTEL.

      4.2 NO CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL LICENSOR OR PATHNET BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH OR ARISING OUT OF THE EXISTENCE, FURNISHING, FAILURE TO FURNISH, OR USE OF ANY LICENSED PROGRAM AND/OR RELATED MATERIAL AND/OR DEVISE.

      4.3 Licensor shall have no liability for any claim of copyright or patent infringement based on (1) use of other than a current unaltered release of the Licensed Program available from Licensor if such infringement would have been avoided by the use of such current unaltered release of the Licensed Program or
(2) Use or combination of the Licensed Program with programs not supplied by Licensor and which Use or combination results in the infringement of any patent or copyright.

V.    TRANSFER OF LICENSE

      5.1 Terms for Transfer of License. This license may only be transferred upon written approval of Pathnet and in connection with the transfer of all of the Equipment; provided all copies of the Licensed Program are delivered to the transferee and no copies or related materials are retained by LLC and provided further that the transferee agrees to be bound by all the Terms and Conditions of this Agreement.

      NOW THEREFORE, the Parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.

                                           PATHNET, INC.


                                           By:
                                               ---------------------------

                                           Title:
                                                  ------------------------

                                           Date:
                                                 -------------------------

                                           PATHNET/IDAHO POWER
                                           EQUIPMENT, LLC


                                           By:
                                               ---------------------------

                                           Title:
                                                  ------------------------

                                           Date:
                                                 -------------------------

                                   SCHEDULE G

                              FACILITY ENCUMBRANCES

A.    Facility Encumbrances

      1. Certain Indenture of Mortgage and Deed of Trust, dated as of October 1, 1937 between Idaho Power Company and Banker's Trust Company and R.G. Page (Stanley Burg, successor trustee), as trustee.

      2. Certain encumbrances relating to Pathnet vendor creditor and lender encumbrances, excluding any encumbrances on the Initial System.

                                   SCHEDULE H

                            FORM OF PLEDGE AGREEMENT

                                PLEDGE AGREEMENT

      THIS PLEDGE AGREEMENT (this "Agreement"), dated as of _________, 1998, between Pathnet, Inc., a Delaware corporation ("Pathnet") and Pathnet/Idaho Power Equipment LLC, a Delaware limited liability company with its principal place of business at the address set forth below ("LLC").

                                    RECITALS

      WHEREAS, Pathnet is the owner, beneficially and of record, of all of the issued and outstanding interests in Pathnet/Idaho Power License LLC, a Delaware limited liability company ("License LLC");

      WHEREAS, such interests in License LLC (the "Pledged Securities") are evidenced by the certificates and other instruments, if any, identified on Exhibit A attached hereto (the "Certificates");

      WHEREAS, Pathnet and Incumbent have entered into a limited liability company agreement relating to License LLC (the "LLC Agreement") pursuant to which, among other things, Pathnet shall hold the FCC Licenses required to operate the Initial System.

      WHEREAS, Pathnet and Pathnet/Idaho Power Equipment LLC ("Equipment LLC") have entered into a Fixed Point Microwave Services Agreement and Pathnet, Incumbent and Equipment LLC have entered into a Contingent Radio Revenue Agreement, dated as of the date hereof ("the FPM Agreement" and "Revenue Agreement", respectively) pursuant to which LLC and Incumbent have agreed, among other things, to engage Pathnet as, and Pathnet has agreed to act as, Incumbent and LLC's sole representative for the purpose of, (i) installing, managing and operating a high capacity digital microwave system along LLC's current microwave paths (the "System"), and (ii) marketing and selling any excess capacity created by such high capacity digital microwave system;

      WHEREAS, following the installation of the high-capacity, digital communications system described in the FPM Agreement, Incumbent and LLC will be granted capacity on channels from the Initial System (as defined in the FPM Agreement) for the necessary expansion and enhancement of LLC's internal communications and operational needs;

      WHEREAS, given the critical nature of the operational communications contemplated to be conducted by LLC Through the high capacity digital microwave system to be installed by Pathnet, the parties recognize that any interruption in LLC's communications service, other than as may be provided by the terms hereof, would be materially adverse to the public interest and could involve adverse public safety consequences;

      WHEREAS, the intentions of the parties hereto are to provide Incumbent and LLC with a reliable long-term communications capability and, in this regard, a condition to the execution, delivery and the consummation of the transactions contemplated by the FPM Agreement is the execution and delivery of this Agreement; and

      WHEREAS, all capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the FPM Agreement;

      NOW, THEREFORE, in consideration of their mutual promises, the parties agree as follows:

      1. Pledge. In order to induce LLC and Incumbent, as the case may be, to execute, deliver and perform the FPM Agreement and Revenue Agreement and as security for Pathnet's or Pathnet's successors' performance of Pathnet's obligations under the FPM Agreement, Revenue Agreement and the LLC Agreement, Pathnet hereby pledges, hypothecates, mortgages, assigns, transfers, delivers, deposits, sets over and grants a security interest in the Pledged Securities unto LLC and its successors and assigns, and except as otherwise provided hereunder, all cash and other property or securities at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities, TO HAVE AND HOLD the Pledged Securities, together with all rights, title, interests, powers and privileges appertaining or incidental thereto, unto LLC, and its successors and assigns forever, subject to the terms, covenants and conditions hereinafter set forth.

      2. LLC Appointed Attorney-in-Fact. Upon the occurrence of an Event of Default (as hereinafter defined), Pathnet hereby authorizes and appoints LLC as its attorney-in-fact to transfer the Pledged Securities to LLC and to take any action and to execute any instrument which LLC may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, upon the occurrence of an Event of Default, LLC shall have the right and power to receive, endorse, and collect all checks and other orders for the payment of money made payable to Pathnet, or any assignee of, or successor to, Pathnet representing any payment or other distribution in respect of the Pledged Securities, or any part thereof, and to give full discharge therefor.

      3. Voting Rights: Dividends: etc. Unless and until an Event of Default shall have occurred:

            (a) Pathnet shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Securities or any part thereof for any purpose not inconsistent with the terms hereof.

            (b) Any cash dividends paid in respect of the Pledged Securities shall be paid to Pathnet. Any additional shares issued as a result of a stock split or stock dividend or other such reclassification shall be and become part of the Pledged Securities pledged hereunder and shall forthwith be delivered to LLC to be held subject to the terms of this Agreement.

      4. Events of Default. The occurrence of any of the following events or circumstances shall constitute an Event of Default under this Agreement:

            (a)   License LLC filing a voluntary petition in bankruptcy.

            (b)   License LLC consenting to an involuntary bankruptcy petition.

            (c) License LLC consenting to a petition seeking liquidation, reorganization or other relief under any applicable law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors.

            (d) License LLC consenting to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of License LLC for a substantial part of its property.

            e) License LLC making any assignment for the benefit of creditors or permitting or suffering to exist any lien, pledge, equity. charge, security interest, or encumbrance against any of the Pledged Securities, except the pledge to LLC, each as provided in this Agreement.

            (f) License LLC consenting to any merger, consolidation or other business combination involving the License LLC.

            (g) License LLC entering into or becoming bound by any understanding or arrangement to do any of the foregoing.

            (h) The liquidation or dissolution of Pathnet under the Delaware general corporation law, or

            (i) The default by Pathnet under its financing arrangement with its vendor and the vendor's syndicate of lenders and LLC's receipt of written notice from such vendor or such vendor's syndicate of lenders stating its or their intention to waive its or their right to operate the System for the purpose of generating Revenue from the sale of Excess Capacity.

      5. Remedies Upon Default. If an Event of Default shall have occurred, LLC may foreclose upon and take possession of the Certificates by providing written certification to Pathnet that an event of Default has occurred and transferring the Pledged Securities to LLC, free and clear of all claims or encumbrances, and exercise all of the rights, title and interest in Pathnet as represented by the Certificates.

      6. Securities Act. etc. LLC understands that compliance with applicable securities laws may very strictly limit the course of conduct of LLC if LLC were to attempt to dispose of all or any part of the Pledged Securities, and may also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities may dispose of the same. Similarly, LLC acknowledges and understands that there may be other legal restrictions or limitations affecting LLC in any attempt to dispose of all or any part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect.

      7. Termination of Pledge. The pledge set forth in Section 2 above shall terminate upon the expiration of the FPM Agreement. Upon expiration, LLC shall take possession of the Pledged Securities free and clear of all claims or encumbrances, and exercise all of the rights, title and interest of Pathnet as represented by the Certificates, including the right to vote the shares represented by Certificates.

      8. Representations. Warranties and Covenants of Pathnet. Pathnet hereby represents, warrants and covenants that:

      (a) Pathnet is the owner, beneficially and of record, of the Pledged Securities, free and clear of all liens, pledges, equities, charges, security interests, and encumbrances whatsoever except those arising under this Agreement;

      (b) Pathnet has full corporate power and authority to execute and deliver and perform its obligations under this Agreement and this Agreement is Pathnet's valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by (i) applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally, (ii) equitable rules or principles affecting the enforcement of obligations generally, whether at law or in equity, or (iii) the exercise of the discretionary powers of any court before which may be brought any proceeding seeking equitable remedies, including, without limitation, specific performance and injunctive relief. This Agreement does not violate any of Pathnet's stock restrictions shareholder agreements or similar restrictions presently existing;

      (c) The authorized interest stock of License LLC is as set forth on Exhibit A. All of the interest of Licensee LLC that are issued and outstanding are owned of record and beneficially owned by Pathnet are as set forth on Exhibit A. All of the Pledged Securities are duly authorized for issuance, validly issued, fully paid and nonassessable; and

      (d) Pathnet shall not, without the prior written consent of LLC take any of the following actions: (i) permit or suffer to exist any lien, pledge, equity, charge, security interest, or encumbrance whatsoever against any of the Pledged Securities, except the pledge to LLC, each as provided in this Agreement; (ii) redeem or retire, directly or indirectly, or make any change in the capital structure of License LLC; (iii) cause License LLC to create, incur, assume or suffer to exist any indebtedness, whether direct or indirect or through a guaranty, which is unrelated to License LLC's business purpose as stated in the LLC Agreement; (iv) cause License LLC to consolidate with or merge into any other person or entity or permit any other person or entity to merge into it; or (v) cause License LLC to advance funds (whether by way of loan, stock purchase, capital contribution or otherwise) to any other person or entity.

      9. Waiver of Notice. etc. Except as specifically provided for herein, Pathnet waives demand, notice, protest, notice of acceptance of this Agreement, notice of any extensions granted, collateral received or delivered or any action taken in reliance hereon; all demands and notices in connection with the delivery, acceptance, performance, default or enforcement of any obligation and all other demands and notices of any description; and assents to any extension or postponement of the time of payment of any of the obligations created hereunder or any other indulgence.

      10. Governing Law. This Agreement is to be governed by and construed in accordance with the laws of the State of Delaware. The Parties agree that any action or proceeding brought by LLC under this Agreement (a) will be litigated under the laws of the State of Delaware and agree to be subject to the jurisdiction of the Courts of the State of Delaware or (in a case involving diversity of citizenship) the United States District Court for Delaware, (b) that service of process of any summons and complaint in any such action or proceeding may be made by registered or certified mail directed to Pathnet at the address hereafter set forth, Pathnet waiving personal service thereof, and
(c) within forty-five (45) days after summons and complaint, and should the Parties so served fail to appear or answer within said forty-five (45) day period, Pathnet shall be deemed in default and judgment entered against Pathnet for the amount demarked in any summons and complaint so served.

      11. Succession. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns and shall also inure to the benefit of the holders from time to time of the obligations.

      12. Invalidity of Provisions, In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

      13. Amendments. This Agreement may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

      14. Notices. All communications under or with respect to this

Agreement shall be in writing and shall be delivered to the parties in the manner prescribed and addressed as designated in the FPM Agreement, subject to a change thereof by written notice.

      15. Counterparts. This Agreement may be executed in two or more counterparts, all of which together shall constitute one and the same instrument.

      16. Entire Agreement. This Agreement embodies the entire understanding of the parties with respect to the subject matter of this Agreement and no oral understandings exist among the parties hereto with respect to the subject matter hereof except as herein expressly set forth.

      17. Captions. The captions of this Agreement are for convenience only and shall neither limit nor enlarge the provisions hereof.

      18. FCC Consent. Notwithstanding anything to the contrary contained herein or in the FPM Agreement, LLC will not take any action pursuant to this Agreement or the FPM Agreement that would constitute or result in any assignment of or a transfer of control of any FCC authorization(s) held by Pathnet if such assignment or transfer of control would require under then existing law (including the written rules and regulations promulgated by the FCC), the prior approval of the FCC, without first obtaining such approval of the FCC. LLC specifically agrees that (a) the voting rights of the Pledged Securities will remain with Pathnet upon and following the occurrence of an Event of Default unless and until any required prior approvals of the FCC to the transfer of such voting rights to LLC shall have been obtained; and (b) prior to the exercise of voting rights by the LLC, the prior consent of the FCC pursuant to, and as and to the extent required by, 47 U.S.C. 310(d) will be obtained. Pathnet agrees to take any action which LLC may reasonably request in order to obtain and enjoy the full rights and benefits granted to LLC by this Agreement including specifically the use of the best efforts of Pathnet to assist in obtaining approval of the FCC for any action or transaction contemplated by this Agreement which is then required by law, and specifically, without limitation, upon request following the occurrence of an Event of Default, to prepare, sign and file (or cause to be prepared, signed or filed) with the FCC any portion of any application or applications for consent to the assignment of an authorization or transfer of control required to be signed by Pathnet and necessary or appropriate under the FCC's rules and regulations for approval of any sale or transfer of any of the capital stock or assets of Pathnet or any transfer of control of any FCC authorization.

PATHNET, NC.                               PATHNET/IDAHO POWER
                                           EQUIPMENT LLC


By:                                        By:
   ---------------------------------           -----------------------------

Name:                                      Name:
     -------------------------------             ---------------------------

Title:                                     Title:
       -----------------------------              --------------------------

                                    EXHIBIT A

                                  CERTIFICATES

                                 [NONE ATTACHED]

                                   SCHEDULE I

                           FORM OF SECURITY AGREEMENT

                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (this "Agreement"), dated as of ____, 1998, between Pathnet, Inc., a Delaware corporation with its principal place of business at the address set forth below ("Pathnet") and Pathnet/Idaho Power Equipment LLC, a Delaware limited liability company with its principal place of business at the address set forth below ("LLC").

                                    RECITALS

      WHEREAS, Pathnet and LLC have entered into a Fixed Point Microwave Services Agreement and Pathnet, LLC and Incumbent have entered into a Contingent Radio Revenue Agreement, each dated as of date hereof ("the FPM Agreement" and "Revenue Agreement", respectively) pursuant to which LLC and Incumbent has agreed, among other things, to engage Pathnet as, and Pathnet has agreed to act as, Incumbent and LLC's sole representative for the purpose of, (i) installing, managing and operating a high capacity digital microwave system along LLC's current microwave paths (the "System"), and (ii) marketing and selling any excess capacity created by such high capacity digital microwave system;

      WHEREAS, following the installation of the high-capacity, digital communications system described in the FPM Agreement, LLC will be allocated capacity on channels from the Initial System (as defined in the FPM Agreement) for the necessary expansion and enhancement of LLC's internal communications and operational needs;

      WHEREAS, given the critical nature of the operational communications contemplated to be conducted by LLC through the high capacity digital microwave system to be installed by Pathnet, the parties recognize that any interruption in LLC's communications service, other than as may be provided by the terms hereof, would be materially adverse to the public interest and could involve adverse public safety consequences;

      WHEREAS, the intentions of the parties hereto are to provide LLC with a reliable long-term communications capability and, in this regard, a condition to the execution, delivery and the consummation of the transactions contemplated by the FPM Agreement is the execution and delivery of this Agreement; and

      WHEREAS, Pathnet is the owner of the Initial System's eighty-four (84) DS-1 protect channel radios necessary to operate the Initial System in a protected format (collectively, the "Assets"); and

      WHEREAS, a condition to the execution, delivery and consummation of the transactions contemplated by the FPM Agreement and Revenue Agreement is the execution and delivery of this Agreement.

      WHEREAS, all capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the FPM Agreement;

      NOW, THEREFORE, in consideration of their mutual promises, the parties agree as follows:

      1. Grant of Security Interest in Assets. In order to induce LLC to execute, deliver and perform the FPM Agreement and as security for Pathnet's or LLC's successors' performance of Pathnet's obligations under the FPM Agreement, Pathnet hereby assigns, conveys, mortgages, pledges, hypothecates, transfers and confirms to LLC, its successors and assigns, and hereby grants to LLC a lien on and security interest in all of Pathnet's right, title, interest and powers in the Assets. This Agreement constitutes a valid and continuing lien on and security interests in the Assets in favor of LLC, prior to all other liens, encumbrances, security interest and rights of others and is enforceable as such as against creditors of and purchasers from the Pathnet. All such action necessary or desirable to protect and perfect such security interest in each item of the Assets will have been duly taken prior to the date the Assets are installed, including but not limited to Pathnet, at its expense, causing UCC-1 Financing Statements with respect to the Assets to be filed and recorded in all places necessary to establish create and perfect the lien intended to be created hereby.

      2. Events of Default. The occurrence of any of the following events or circumstances shall constitute an Event of Default under this Agreement:

                  (a) the liquidation or dissolution of Pathnet under the
            Delaware general corporation law,

                  (b) the default by Pathnet under its financing arrangement with its vendor and LLC's receipt of written notice from such vendor stating its intention to waive its right to operate the System for the purpose of generating Revenue from the sale of Excess Capacity; or

                  (c) the physical removal of the Assets from the Facilities by
            Pathnet or the granting or suffering of a lien by Pathnet against the Assets, except as approved by Incumbent

      3. Remedies Upon Default. If an Event of Default shall have occurred, the LLC may, in addition to any remedies it may have under the FPM Agreement, (a) take possession or control of, store, lease, operate, manage, sell or otherwise dispose of all or any part of the Assets, (b) notify all parties under any account or contract forming all or any part of the Assets to make any payments due to Pathnet directly to LLC, (c) in the name of Pathnet or in the name of LLC, demand, collect, receive, sue for and give receipts and releases for any and all amounts due under such account and contract rights, (d) endorse as the agent of Pathnet any check, note, chattel paper, documents or instruments forming all or any part of the Assets, (e) make formal application for the transfer to LLC of all of Pathnet's Permits, licenses, approvals and the like relating to the Assets and (f) take any action which LLC deems necessary or desirable to protect and realize upon the security interest in the Assets.

      4. Termination of Security Interest. The security interest set forth in
Section 1 above
shall terminate simultaneously with the expiration of the FPM Agreement

      5. Representations, Warranties and Covenants of the Pathnet. Pathnet hereby represents, warrants and covenants that:

            (a) The Pathnet has full corporate power and authority to execute and deliver and perform its obligations under this Agreement and this Agreement is the Pathnet's valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by (i) applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally, (ii) equitable rules or principles affecting the enforcement of obligations generally, whether at law or in equity, or (iii) the exercise of the discretionary powers of any court before which may be brought any proceeding seeking equitable remedies, including, without limitation, specific performance and injunctive relief.

            (b) It is or will be before Commissioning (as such term is defined in the FPM Agreement) the owner of the Assets and has good and marketable title to the Assets, free and clear of all liens, security interests and other encumbrances, except for those in favor of the LLC.

            (c) It will not sell, lease, transfer, exchange or otherwise dispose of the Assets, or any part thereof, without the prior written consent of LLC, and will not permit any lien, security interest or other encumbrance to attach to the Assets, or any part thereof, other than those in favor of the LLC or those permitted by LLC in writing.

            (d) No approval, consent or other action by the stockholders and Pathnet or by any governmental authority, or by any other person or entity, is or will be necessary to permit the valid execution, delivery and performance by the Pathnet of this Agreement or any other instruments or agreements executed in connection herewith.

      6. Waiver of Notice, Etc. Except as specifically provided for herein, Pathnet waives demand, notice, protest, notice of acceptance of this Agreement, notice of any extensions granted, collateral received or delivered or any action taken in reliance hereon; all demands and notices in connection with the delivery, acceptance, performance, default or enforcement of any obligation and all other demands and notices of any description; and assents to any extension or postponement of the time of payment of any of the obligations created hereunder or any other indulgence.

      7. Governing Law. This Agreement is to be governed by and construed in accordance with the laws of the State of Delaware. Pathnet agrees that any action or proceeding brought by the LLC under this Agreement (a) will be litigated under the laws of the State of

Delaware and agrees to be subject to the jurisdiction of the Courts of the State of Delaware or (in a case involving diversity of citizenship) the United States District Court for Delaware, (b) that service of process of any summons and complaint in any such action or proceeding may be made by registered or certified mail directed to Pathnet at the address hereafter set forth, Pathnet waiving personal service thereof, and (c) within forty-five (45) days after summons and complaint, and should Pathnet so served fail to appear or answer within said forty-five (45) day period, Pathnet shall be deemed in default and judgment entered against Pathnet for the amount demarked in any summons and complaint so served.

      8. Succession. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns and shall also inure to the benefit of the holders from time to time of the obligations.

      9. Invalidity of Provisions, In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

      10. Amendments. This Agreement may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

      11. Notices. All communications under or with respect to this Agreement shall be in writing and shall be delivered to the parties in the manner proscribed and addressed as designated in the FPM Agreement, subject to a change thereof by written notice.

      12. Counterparts. This Agreement may be executed in two or more counterparts, all of which together shall constitute one and the same instrument.

      13. Entire Agreement. This Agreement embodies the entire understanding of the parties with respect to the subject matter of this Agreement and no oral understandings exist among the parties hereto with respect to the subject matter hereof except as herein expressly set forth.

      14. Captions. The captions of this Agreement are for convenience only and shall neither limit nor enlarge the provisions hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

PATHNET, INC.                              PATHNET/IDAHO POWER
                                            EQUIPMENT LLC

By:                                        By:
       -----------------------------              --------------------------

Name:                                      Name:
       -----------------------------              --------------------------

Title:                                     Title:
       -----------------------------              --------------------------

                                   SCHEDULE J

                          FORM OF PATHNET IRU AGREEMENT

                                     PATHNET

                       INDEFEASIBLE RIGHT TO USE AGREEMENT

      THIS INDEFEASIBLE RIGHT TO USE AGREEMENT (this "Agreement") is made and entered into as of the _____ day of ________________, 1998 (the "Effective Date"), by and between Pathnet/Idaho Power Equipment LLC, a Delaware limited liability company (the "LLC"), and Pathnet, Inc., a Delaware corporation ("Pathnet").

                                   WITNESSETH:

      WHEREAS, the LLC owns certain equipment used for the purpose of creating high capacity, digital, microwave communications;

      WHEREAS, Pathnet is engaged in the business of creating high capacity, digital, microwave communications systems for purposes of marketing and selling the excess long distance telecommunications capacity created by such systems.

      WHEREAS, the LLC has agreed to provide certain digital microwave capacity to Pathnet in exchange for certain services and other consideration to be performed and delivered by Pathnet pursuant to the Fixed Point Microwave Services Agreement by and between Pathnet and the LLC dated as of the date hereof (the "FPM Agreement").

      NOW, THEREFORE, in consideration of the mutual promises contained herein, the Parties agree as follows:

      SECTION 1.  DEFINITIONS

      1.1 Affiliate: With respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such Person. For the purposes of this definition, "control" (including the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

      1.2 Channel Plan: The T-1 plan for channelization of the microwave communications system owned by the LLC.

      1.3 Commissioning Date: With respect to each path or Segment, the date on which the circuits of such path or Segment are available for service after completion of all required site acceptance testing on the system.

      1.4 DS-0: 64,000 bits per second; the world-wide standard speed for digitizing one voice conversation using pulse code modulation, which is approximately equivalent to a single voice or data channel.

      1.5 DS-1: 24 DS-0's

      1.6 Person: An individual, corporation, partnership, limited liability corporation, trust, incorporated or unincorporated association, joint venture, joint stock company, or other entity of any kind or any governmental authority.

      1.7 Segment: The portion of the microwave communications network existing between two geographic points.

      1.8 Segment A: The portion of the microwave communications network between LaGrande, Oregon and Twin Falls, Idaho, including Hansen Butte, Idaho and Boise, Idaho, as set forth in Schedule A.

      1.9 Segment B: The portion of the microwave communications network between Hansen Butte, Idaho and Pocatello, Idaho, as set forth in Schedule A.

      SECTION 2.  INDEFEASIBLE RIGHT TO USE

      The LLC hereby grants to Pathnet and Pathnet hereby purchases from the LLC an indefeasible right of use ("IRU") as to forty-eight (48) DS-1's (the equivalent of 1,152 DS-O's) of digital capacity from the non-protect radio owned by the LLC along Segment A and, if developed by the Parties, along Segment B, as set forth and contemplated in the Channel Plan. The IRU shall commence on the Commissioning Date and continue until the Expiration Date of this Agreement.

      SECTION 3.  TERM

      This Agreement shall commence on the Effective Date and shall be in full force and effect with respect to each Segment until the termination of the FPM Agreement, as to each such Segment ("Expiration Date").

      SECTION 4.  MISCELLANEOUS

      4.1 Tax Treatment: LLC and Pathnet agree that this Agreement shall not be treated as the sale or exchange of property for Federal income tax purposes.

      4.2 Notices: All notices and other communications required or permitted hereunder shall be in writing and shall be deemed given when delivered to, or on the fifth day after being deposited in the United States mail, certified mail, return receipt requested, postage prepaid, to the person at the address first listed above or to such other person and/or address as may be designated from time to time in writing.

      4.3 Amendment: No provision of this Agreement may be amended, modified or waived unless such amendment, modification or waiver shall be agreed to in writing and signed by a person duly authorized by each party. Any waiver by either party of any breach of any of the terms of this Agreement shall not be considered a waiver of any subsequent breach.

      4.4 Severability: In the event that any provision of this Agreement shall be held invalid or unenforceable for any reason whatsoever, such provision shall be deleted and the remainder of the Agreement shall not be affected and shall be valid and enforceable to the fullest extent permitted by law without the deleted provision or provisions.

      4.5 Entire Agreement: This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof.

      4.6 Binding Nature; Assignment: Pathnet and the LLC acknowledge that (i) each has read and understands the terms and conditions of this Agreement and agrees to be bound by such terms and conditions, (ii) this Agreement shall be binding on each of Pathnet and the LLC and their respective successors and assigns, (iii) this Agreement together with any agreements or documents executed in connection and contemporaneously herewith is the complete and conclusive statement of the agreement between the Parties, (iv) this Agreement together with any agreements or documents executed in connection and contemporaneously herewith supersedes any and all prior agreements and arrangements between the Parties and all understandings and agreements, oral and written, heretofore made between the LLC and Pathnet are merged in this Agreement which together with any agreements or documents executed in connection and contemporaneously herewith, fully and completely expresses their agreement on the subject matter of this Agreement.

      At any time and from time to time, Pathnet shall have the right to assign this Agreement or any of Pathnet's rights and obligations under this Agreement to an assignee, which assignee shall be bound by the terms and conditions of this Agreement; provided, that in no event shall any such assignment relieve Pathnet of its obligations under this Agreement. The LLC may not assign this Agreement or any of its rights and obligations hereunder without the prior written consent of Pathnet, which consent shall not be unreasonably withheld; provided, however, the LLC may assign its rights and obligations, in whole but not in part, under this Agreement without the approval of Pathnet, to any entity which acquires all or substantially all of the assets of the LLC or to any subsidiary, Affiliate or successor in a merger or consolidation of the LLC; provided, that in no event shall any such assignment relieve the LLC of its obligations under this Agreement.

      4.7 Governing Law: This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of Idaho (other than the choice of law rules thereof).

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PATHNET/IDAHO POWER EQUIPMENT LLC               PATHNET, INC.


BY                                              BY
  ---------------------------------                --------------------------
  NAME:                                            NAME:
  TITLE:                                           TITLE:

                                   SCHEDULE A

                                   THE SYSTEM

A.    Segment A

      LLC Segment A extends from LaGrande, Oregon to Twin Falls, Idaho, with Facilities at the sites listed below, as such Facilities may be amended.

                                    SEGMENT A

Facility              Latitude       Longitude             Path To
--------              --------       ---------             -------
Hansen Butte          42-29-35       114-13-47             Cotteral Mtn.
                                                           Lower Salmon
                                                           Twin Falls

Twin Falls            42-32-43       114-27-32             Hansen Butte

Lower Salmon          42-51-05       114-54-47             Hansen Butte
                                                           Mountain Home

Mountain Home         43-12-18       115-33-49             Lower Salmon
                                                           Bonneville Point

Bonneville Point      43-29-17       116-01-45             Squaw Butte
                                                           Boise HQ
                                                           Mountain Home

Boise HQ              43-37-08       116-12-25             Bonneville Point

Squaw Butte           44-00-13       116-24-38             Bonneville Point
                                                           Payette

Payette               44-03-25       116-55-32             Squaw Butte
                                                           Lime

Lime                  44-25-54       117-14-54             Payette
                                                           Baker

Baker                 44-44-19       117-44-45             Lime
                                                           LaGrande Relay

LaGrande Relay        45-13-03       118-00-00             Baker
                                                           LaGrande

LaGrande              45-18-46       118-04-13             LaGrande Relay

B.    Segment B

      LLC Segment B extends from Hanson Butte, Idaho to Pocatello, Idaho with Facilities at the sites listed below, as such Facilities may be amended.

                                    SEGMENT B

Facility Name         Latitude       Longitude             Path to:
-------------         --------       ---------             --------
Pocatello             42-51-38       112-26-26             Pocatello P.R.

Pocatello P.R.        42-55-14       112-20-44             Pocatello
                                                           Kinport

Kinport               42-53-36       112-33-31             Pocatello P.R.
                                                           American Falls

American Falls        42-45-25       112-48-38             Kinport
                                                           Cotteral Mtn.

Cotteral Mtn.         42-23-55       113-27-54             American Falls
                                                           Hansen Butte

Hansen Butte          42-29-35       114-13-47             Cotteral Mtn.

                                   SCHEDULE K

                       FORM OF SPECTRUM LICENSE AGREEMENT

                           SPECTRUM LICENSE AGREEMENT

            THIS SPECTRUM LICENSE AGREEMENT (this "Agreement") executed as of the ___ day of ______, 1998, by and between Pathnet/Idaho Power License LLC, a Delaware limited liability company ("Carrier") and Pathnet/Idaho Power Equipment LLC, a Delaware limited liability company ("Customer"),

                              W I T N E S S E T H:

            WHEREAS, Carrier is the holder of those certain licenses (the "Licenses") issued by the Federal Communications Commission (the "FCC") for the operation of certain specified microwave channels (the "Channels"), which stations operates from a transmitters at the Latitudes and Longitudes set forth on Exhibit A attached hereto (the "Stations"); and

            WHEREAS, Customer desires to have the use of substantially all of the Carrier's channel capacity on the Channels and Carrier is willing to lease such channel capacity to Customer upon the terms and conditions contained herein and consistent with the rules and policies of the FCC and Carrier's FCC licensee responsibilities;

            NOW, THEREFORE, in consideration of the recitals and the mutual promises set forth below, the parties agrees as follows:

            1. Term. This Agreement shall be effective as of the date of execution hereof. The term of this Agreement shall commence on the date of Commissioning of Segment A of the Initial System (as such term is defined in the Fixed Point Microwave Services Agreement, dated as of the date hereof) and shall continue for a period of one hundred eighty (180) months, unless sooner terminated in accordance with the terms of Section 13 hereof. This Agreement shall automatically renew for a single term of one hundred twenty (120) months under the same terms and conditions as contained herein, unless all the Members of the Pathnet/Idaho Power Equipment LLC deliver to Carrier a notice of its intention to not renew no later than one (1) month prior to the end of the initial term. Any renewal shall be conditioned upon Carrier's continued authorization from the FCC to operate the Channels.

            2. Lease of the Channels. Commencing on the first day of the term of this Agreement, Carrier hereby leases to Customer all transmission time on the Channels, including all subcarriers and blanking intervals, twenty-four hours a day, seven days a week, every week. Customer or its permitted assigns or sublessees shall have the right to utilize the Channels for the provision of long distance telecommunications service and uses ancillary thereto (the "Service"). Upon FCC authorization to use any or all capacity on the Channels for the provision of communications services other than the Service, Customer shall have the right to lease from Carrier for the use by Customer or its permitted assigns or sublessees any or all of the capacity on the Channels for the provision of such additional or alternative communication services.

            3. Control of Facilities. Notwithstanding anything in this Agreement to the contrary, Carrier, as the FCC licensee of the Channels, shall be responsible for compliance with all applicable FCC rules and policies. Carrier shall have control, in accordance with FCC rules and policies, of the construction, operation, management and maintenance of the equipment and facilities owned or leased by Customer and used to transmit on the Channels (the "Transmission Facilities") to the extent necessary to comply with such rules and policies.

            4. Consideration. In consideration of Carrier's agreement to lease the Channels to Customer, Customer agrees to pay to Carrier the fee of one hundred dollars ($100) on the date hereof.

            5. Operation and Maintenance. Subject to the provisions of Section 3 Customer shall, at its sole cost and expense, operate and maintain the Stations in good operating condition and repair. All persons performing maintenance, repairs or other duties at the Stations shall be technically qualified to perform such duties and shall work under Customer's direct and continuing supervision in accordance with good engineering practices consistent with good industry standards. Customer, at its own expense, may make alterations or install attachments to the Stations as may be reasonably required by the exigencies of its business from time to time, provided that (a) such alterations and attachments do not violate any FCC rules or regulations, (b) that Carrier has been notified of such proposed alterations and has consented to them or, if such prior notice is impossible due to an emergency, that Carrier has been notified as expeditiously as possible of such alterations and has consented to them, and (c) that prior FCC authorization, if required, has been obtained by Carrier.

            6. FCC Compliance. Customer and Carrier shall each use their reasonable efforts to cooperate with any written request by FCC to Customer or Carrier to inspect the facilities, equipment and records of the Station for compliance with the rules and regulations promulgated by the FCC, and the parties further agree to (a) take all necessary actions to comply with the results of such inspection by the FCC, and (b) comply with in all material respects all laws, regulations, orders, judgments, or decrees of any court, governmental authority or agency application to the Channels, the Station or the obligations assumed by Customer pursuant to this Agreement.

            7. Supplemental Information. The parties agree to cooperate in promptly responding to any request by the FCC or any other state or federal regulatory agency having jurisdiction over the Channels or the parties to this Agreement for information concerning the operations of the Channels or the financial condition of the entity operating the Channels under Carrier's ultimate supervision and control. If requested by either party hereto, the other party agrees to cooperate in either (a) opposing the disclosure of any information determined by the requesting party to be confidential, proprietary or business or trade secret and not subject to disclosure under applicable law; or (b) if the disclosure of such information is required by law, requesting the confidential treatment thereof by the state or federal regulatory agency. The costs and expenses of such opposition or request for confidential treatment shall be borne by the party from whom the information is sought.

            8. Notices. All notices, requests, consents or other communications hereunder shall be in writing, and shall be effective upon receipt, in each case addressed:

                   If to Carrier, to:

                   Pathnet/Idaho Power License, LLC
                   1015 - 31st Street, N.W.
                   Washington, D.C. 20007
                   Attn: Michael A. Lubin

                   If to Customer, to:

                   Pathnet/Idaho Power Equipment, LLC
                   1221 West Idaho Street
                   P.O. Box 70
                   Boise, ID 83702-5627

provided, however, that if any party shall have designated a different address by notice to the others, then to the last address so designated.

            9. Waivers. Any waiver by any party of any breach of or failure to comply with any provision of this Agreement by the other party shall not be construed as, or constitute, a continuing waiver of such provision, of this Agreement.

            10. Complete Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the lease of the Channels and supersedes all prior agreements, covenants, arrangements, communications, representations or warranties, whether oral or written, by any party (or any officer, employee or representative of any party) relating thereto.

            11. Governing Law; Construction. This Agreement shall be construed and enforced in accordance with and governed by the internal substantive laws of the State of Delaware. The heading of the Sections of this Agreement are inserted for convenience of reference only and shall not be deemed to constitute a part hereof. Unless otherwise stated, references in this Agreement to sections refer to the Sections of this Agreement.

            12. Amendment. This Agreement may be amended only by an instrument in writing duly executed by the parties.

            13. Termination of FCC authorization. Customer may terminate this Agreement without further liability upon thirty (30) days prior written notice to Carrier only in the event that Carrier's authorization to operate the Channels as contemplated by this Agreement is revoked, forfeited or surrendered by FCC Final Action. Carrier may terminate the Agreement without further liability upon thirty (30) days prior written notice to Customer in the event that the FCC determines that Customer is not authorized to provide Service or otherwise carry out its obligations as contemplated by this Agreement. If termination shall occur pursuant to this

Section 13, such termination shall extinguish and cancel this Agreement without further liability on the party of either party to the other, except for claims or causes of action arising prior to termination. For purposes of this Agreement, "Final Action" shall mean an action of the FCC that has not been reversed, stayed, enjoined, set aside, annulled, or suspended, with respect to which no timely petition for reconsideration or administrative or judicial appeal or sua sponte action of the FCC with comparable effect is pending, and as to which the time for filing any such petition or appeal (administrative or judicial) or for the taking of any such sua sponte action of the FCC has expired.

            14. Force Majeure. Notwithstanding anything contained in this Agreement to the contrary, neither party shall be liable to the other for failure to perform any obligation under this Agreement (nor shall any charges or payments be made or required in respect of the period during which such failure has occurred and is continuing) if such failure is the result of fires, civil unrest, rationing or other orders or requirements, acts of civil or military authorities, acts of God, or other contingencies beyond the reasonable control of the nonperforming party which would permit the cessation of operations or transmission by a licensee under the applicable FCC rules, regulations, and policies; provided, however that the party so prevented from complying herewith shall not have procured such event of Force Majeure, shall have used reasonable diligence to avoid such event of Force Majeure and ameliorate its effects, and shall continue to take all actions within its power to comply as full as possible with the terms of this Agreement. All requirements as to notice and other performance required hereunder within a specified period shall be automatically extended by a period equal in length to the period during which such contingency has interfered with or prevented performance hereunder.

            15. Specific Performance. The parties acknowledge and agree that the rights reserved to each of them hereunder are of a special, unique, unusual and extraordinary character, which gives them a particular value, the loss of which cannot be adequately or reasonably compensated for in damages in an action at law, and that the breach by either of the parties of any of the provisions hereof will cause the other party irreparable injury and damage. In the event of a default by any of the parties hereunder, the non-defaulting party shall be entitled, as a matter of right, without further notice, to require of the defaulting party specific performance of all of the acts, services and undertakings required hereunder including the obtaining of all requisite authorizations to execute or perform this Agreement and injunctive and other equitable relief, without the posting of a bond, in any competent court to prevent the violation of any of the provisions hereof. Neither this provision nor any exercise by any party of rights to equitable relief or specific performance herein granted shall constitute a waiver of any other rights which it may have to damages or otherwise.

            16. Counterparts. More than one counterpart of this Agreement may be executed by the parties hereto, and each fully executed counterpart shall be deemed one and the same original.

            17. Dealings with Third Parties. Neither party is, nor shall either party hold itself out to be, vested with any power or right to contractually bind, act on behalf of the other as its contracting broker, agent or otherwise for committing, selling, conveying or transferring any of the other party's assets, or property, contracting for or in the name of the other party, or making any contractually binding representations as to the other party which shall be deemed representations contractually binding upon such party.

            18. Severability. If any provision of this Agreement is declared void by any court of competent jurisdiction, the validity of any other provision of this Agreement shall not be affected.

            19. Survival. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective assigns, successors and legal representatives. Carrier may not assign its rights and obligations hereunder without Customer's prior written consent, which may be withheld in Customer's sole discretion. Customer may assign its rights and obligations hereunder to any person which agrees in writing to be bound hereby. Any obligations that have arisen prior to the expiration or termination of this Agreement and the obligations of the parties under Section 6 and Section 7 shall survive expiration or termination of this Agreement.

            20. No Third Party Beneficiaries. It is not the intent of either Carrier or Customer that there be any third party beneficiary to this contract, and this contract is exclusively for the benefit of Customer or Carrier or their respective assigns.

            21. Independent Relationships. Nothing in this contract shall be construed as creating an employer-employee relationship by and between Carrier and Customer, and Carrier shall not be held or responsible for the acts or omissions of the Customer.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                     PATHNET/IDAHO POWER LICENSE, LLC


                                     By:
                                        ------------------------------
                                       Name:
                                             -------------------------
                                       Title:
                                              ------------------------

                                     PATHNET/IDAHO POWER EQUIPMENT, LLC


                                     By:
                                        ------------------------------
                                       Name:
                                             -------------------------
                                       Title:
                                              ------------------------

                                   EXHIBIT A

                                    STATIONS

Facilities                Latitude           Longitude
----------                --------           ---------
Segment A

Hansen Butte              42-29-35           114-13-47

Twin Falls                42-32-43           114-27-32

Lower Salmon              42-51-05           114-54-47

Mountain Home             43-12-18           115-33-49

Bonneville Point          43-29-17           116-01-45

Boise HQ                  43-37-08           116-12-25

Squaw Butte               44-00-13           116-24-38

Payette                   44-03-25           116-55-32

Lime                      44-25-54           117-14-54

Baker                     44-44-19           117-44-45

LaGrande Relay            45-13-03           118-00-00

LaGrande                  45-18-46           118-04-13

Segment B (if any)

Pocatello                 42-51-38           112-26-26

Pocatello P.R.            42-55-14           112-20-44

Kinport                   42-53-36           112-33-31

American Falls            42-45-25           112-48-38

Cotteral Mtn.             42-23-55           113-27-54

                                   SCHEDULE L

             FORM OF MAINTENANCE AND PROVISIONING SERVICES AGREEMENT

                 MAINTENANCE AND PROVISIONING SERVICES AGREEMENT

      This MAINTENANCE AND PROVISIONING SERVICES AGREEMENT (the "Maintenance Agreement" or "Agreement") is made and entered into as of the ____ day of _____________, 1998 (the "Effective Date"), by and between PATHNET, INC. (hereinafter "Pathnet"), a Delaware corporation, having its principal place of business at 1015 31st Street, NW, Washington, D.C., 20007, PATHNET/IDAHO POWER EQUIPMENT, LLC (hereinafter "LLC"), a limited liability company having its principal place of business at, and IDAHO POWER COMPANY (hereinafter, "Incumbent"), an Idaho having its principal place of business at____________________ (collectively, the "Parties" and each, a "Party").

                                   WITNESSETH:

      WHEREAS, Pathnet is engaged in the business of creating high-capacity, digital microwave communications systems for purposes of marketing the long distance telecommunications capacity created by such systems;

      WHEREAS, LLC and Pathnet have entered into a Fixed Point Microwave Services Agreement pursuant to which, among other things, Pathnet has agreed to construct and install a high-capacity digital microwave system utilizing Incumbent's microwave telecommunications assets;

      WHEREAS, Incumbent, LLC and Pathnet have entered into a Contingent Radio Revenue Agreement, dated as of the date hereof to which, among other things, Pathnet has agreed to operate and install Capacity Expansion Radios for the purpose of deriving and selling capacity on the System

      WHEREAS, Pathnet wishes to engage the services of Incumbent to provide routine and corrective maintenance and provisioning services on Incumbent's Equipment and System and to maintain Incumbent's Segment of the Pathnet network at a minimal level of acceptability to ensure overall effective operations;

      WHEREAS, Incumbent wishes to perform Maintenance and Circuit Provisioning for such System for Pathnet,

      NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1.    DEFINITIONS:

      1.1   Certain Definitions

            1.1.1 "Build-Out Period" shall mean the period of time commencing on the Effective Date and expiring on the date on which the Initial System is Commissioned.

            1.1.2 "Circuit Provisioning" shall mean the process of adding additional circuits to the System, and shall include installation of wiring, circuit pack placement and coordinated testing to ensure that such additional circuitry meets all technical operating services standards.

            1.1.3 "Commissioning" shall be as defined in the FPM Agreement.

            1.1.4 "Critical Service Levels" shall mean the service levels and standards of operations set forth in Schedule B that are essential for Pathnet to provide reliable, error free traffic to IXCs or other customers for capacity.

            1.1.5 "Dispatch Charge" shall mean the dispatch fee for Circuit Provisioning paid by Pathnet to Incumbent upon successful completion of a Circuit Provisioning dispatch, as more particularly described in Schedule C attached hereto.

            1.1.6 "Equipment" shall mean the equipment described in Schedule D attached hereto.

            1.1.7 "Facilities" shall mean the facilities described in Schedule F attached hereto.

            1.1.8 "Field Technician" shall mean Incumbent's employees, agents or subcontractors certified by Pathnet to provide Services pursuant to the procedures described in Schedule G attached hereto, as such standards may be modified from time to time.

            1.1.9 "Force Majeure" shall mean an event as defined in Section 14.3 of this Maintenance Agreement.

            1.1.10 "FPM Agreement" shall mean the Fixed Point Microwave Services Agreement by and between Pathnet and Incumbent, dated as of the date hereof.

            1.1.11 Maintenance" shall mean the ongoing and scheduled inspections, ongoing and scheduled repair, ongoing and scheduled prevention of repair, and unscheduled, on-call corrective action of any and all Equipment necessary for the System to operate in accordance with the Performance Standards as set forth in this Maintenance Agreement and its Schedules.

            1.1.12 "Maintenance and Provisioning Test Equipment" shall mean all equipment used or owned (including methods and tools) in connection with the testing and maintenance of the Equipment and System in accordance with the Performance Standards of this Maintenance Agreement and its Schedules.

            1.1.13 "Monthly Services Charge" shall be as set forth in Section 5 of this Maintenance Agreement and Schedule C, attached hereto.

            1.1.14 "Network Operating Center" shall mean the center established by Pathnet to monitor Incumbent's System and other Systems comprising the Pathnet network.

            1.1.15 "Non-Incumbent Site" shall mean Sites not owned or leased by Incumbent and not located at Incumbent's Facilities.

            1.1.16 "Outage" shall mean an unscheduled interruption in telecommunications services on the System, including any period of ten (10) consecutive Severely Errored Seconds (as defined in Schedule B attached hereto).

            1.1.17 "Pass-Through Expenses" shall mean Incumbent's reasonable and actual out-of-pocket expenses that are required to be reimbursed by Pathnet hereunder, and that are incurred by Incumbent for Services required to operate the System but are not accounted for in the payments to Incumbent pursuant to this Agreement.

            1.1.18 "Path" shall mean the physical spatial separation representing a portion of the System between two contiguous Sites.

            1.1.19 "Performance Standards" shall mean individually and collectively the quantitative and qualitative performance standards and commitments for the services contained in this Maintenance Agreement, including, but not limited to, the Critical Service Levels.

            1.1.20 "Preventive Maintenance" shall mean the ongoing and scheduled Maintenance required for the normal operations of the Equipment and System, as more fully described in Schedule A.

            1.1.21 "Remedial Maintenance" shall mean unscheduled, on-call Maintenance (i) to correct an Outage, (ii) to restore operations to above Critical Service Levels, or (iii) to restore the Equipment and the System to good operating condition, all as more fully described in Schedule A.

            1.1.22 "Services" shall be as defined in Section 3 of this Maintenance Agreement and Schedule A attached hereto.

            1.1.23 "Site" shall mean a physical location on which a tower or other structure is located which houses the Equipment.

            1.1.24 "Stocking Depot" shall mean an enclosed and reasonably protected storage facility required for housing the Spare Parts inventory, or set forth in Schedule E-1, attached hereto.

            1.1.25 "System" shall mean the high-capacity digital SONET microwave radio equipment (6 Hz/30 MHz) antenna, waveguides, components, Facilities and FCC licenses, installed and assembled capable of transmitting, receiving and transporting telecommunications signals, as set forth in Schedule F, attached hereto, as more particularly described in the FPM Agreement.

            1.1.26 "Trouble Ticket" shall mean a tracking ticket generated by the Network Operating Center describing a System event that requires Service.

            1.1.27 "Work Order" shall mean an order for Circuit Provisioning sent electronically or by facsimile by Pathnet to Incumbent.

      1.2   Other Terms

      Capitalized terms used in this Maintenance Agreement but not defined herein shall have the definitions set forth in the FPM Agreement unless the context dictates otherwise. References herein to Schedules are to the Schedules attached to this Maintenance Agreement unless otherwise specified. Other Terms used in this Maintenance Agreement are defined in the context in which they are used and shall have the meaning, there indicated.

2.    TERM

      2.1   Term

      The term of this Maintenance Agreement shall commence on the Effective Date and shall expire on the second anniversary of the Effective Date (the "Term"). Subject to the terms of Section 3.1.3 below, Incumbent's obligation to provide Services, and Pathnet's obligation to pay Monthly Service Charges shall commence as to each Segment upon the Commissioning of such Segment. The Commissioning shall occur as agreed upon by Pathnet and Incumbent pursuant to the acceptance procedures of the FPM Agreement, as set forth in Schedule H, attached hereto.

      2.2   Extension

      Upon expiration of the Term, this Maintenance Agreement shall renew automatically for successive, one-year renewal terms unless and until Incumbent elects not to renew this Agreement as provided in Section 9.2 hereof. This Maintenance Agreement may be terminated (i) by Pathnet for cause pursuant to Section 7.2 hereof; or (ii) by either Party for cause pursuant to Section 9.1 hereof. Notwithstanding the foregoing, this Maintenance Agreement shall automatically terminate upon expiration or termination of the FPM Agreement.

3.    SERVICES

      3.1   Provision of Services

            3.1.1 General. Upon Commissioning of the Initial System, Incumbent shall provide the following Maintenance and Circuit Provisioning services, functions and responsibilities on the Equipment and at the Facilities, as such Facilities and Equipment may evolve or be supplemented, enhanced, modified or replaced during the Term (the "Services"):

                  (a) the services, functions and responsibilities described in this Maintenance Agreement and its Schedules; and

                  (b) the services, functions and responsibilities performed during the twelve (12) months preceding the Effective Date, by or on behalf of Incumbent, on those portions of Incumbent's existing microwave network that are or will be included in the System, even if such service, function or responsibility is not specifically described in this Maintenance Agreement.

            3.1.2 Implied Services. If any services, functions or responsibilities not specifically described in this Maintenance Agreement are required for the proper performance and provision of the Services, they shall be deemed to be implied by and included within the scope of the Services to the same extent and in the same manner as if specifically described in this Agreement. Except as otherwise expressly provided in this Maintenance Agreement, Incumbent shall be responsible for providing the facilities, personnel and other resources required to perform the Services.

            3.1.3 Services during Build-Out Period. Notwithstanding anything to the contrary contained herein or in the FPM Agreement, during the Build-out Period Incumbent shall continue to perform the maintenance duties and other services that were performed on the Facilities by or on behalf of Incumbent during the twelve (12) month period preceding the Effective Date.

      3.2   Services Requirements

            3.2.1 Timing of Service.

                  (a) General. Incumbent shall perform all Services in at least the intervals and time periods set forth in
                        Section 3 of Schedule A.

                  (b) Circuit Provisioning. Upon receipt of a Work Order, Incumbent shall dispatch a Field Technician to perform the work function designated in the Work Order, and shall complete such function by the date designated in the Work Order.

            3.2.2 Dispatch and Notification.

                  (a) Dispatch. Incumbent shall make Field Technicians available to provide Maintenance and Circuit Provisioning between the hours of ___ to ___, Monday through Friday and at other times upon the reasonable request of Pathnet. Incumbent shall make Field Technicians available to provide Remedial Maintenance twenty-four (24) hours a day, seven (7) days a week. Pathnet shall provide System monitoring from the Network Operating Center twenty-four (24) hours a day, seven (7) days a week for reporting of System failures. Incumbent shall include in Exhibit A-1 to Schedule A, a list of procedures and personnel involved in providing Services, including an escalation list of individuals who will be available and who will be responsible for repairing the System to normal operations. Dispatch procedures affecting Remedial Maintenance shall be subject to the prior approval of Pathnet, not to be unreasonably withheld.

                  (b) Notification. Notification of a Trouble Ticket shall be deemed to be received by Incumbent (i) in the event that Pathnet initiates the Trouble Ticket, upon electronic or facsimile receipt by Incumbent; and (ii) in the event that Incumbent notifies Pathnet of a situation requiring Remedial Maintenance hereunder and a Trouble Ticket is thereafter generated in connection with such situation, upon notification of such situation by Incumbent to Pathnet. The Network Operating Center shall initiate or monitor (in the case Incumbent advises Pathnet of a situation requiring initiation of a Trouble Ticket) a

                        Trouble Ticket pursuant to the procedures set forth in
                        Section 3.2.6 of Schedule A.

      3.3   Services Exclusions

            3.3.1 Towers and Shelters. Except as provided in Section 2 of Schedule A, this Maintenance Agreement does not include maintenance obligations for any portion of the Facilities, including any tower, tower lighting, FCC or FAA tower regulatory requirement or equipment shelter, each of which Incumbent shall maintain outside the scope of the Services as required to support the continuous and reliable operation of the System without material degradation to either the Facilities, the Equipment or the System.

            3.3.2 Other Exclusions. In the event that telephone lines, equipment or interconnections provided by or required by third parties are used in conjunction with the Equipment, such equipment shall, upon request by Pathnet, be incorporated into the Equipment and Incumbent shall provide Services as to such equipment, provided that Pathnet shall adjust the Monthly Service Charge pursuant to Section 5.4 of this Maintenance Agreement to reflect such additional Services.

4.    EQUIPMENT; FACILITIES

      4.1   Equipment

      The Equipment that Incumbent shall be responsible for performing Maintenance and Circuit Provisioning in the performance of the Services is set forth in Schedule D, and Schedule D may be amended from time to time as such Equipment may change or may be replaced, modified, or enhanced over time; provided that Pathnet shall provide written notice to Incumbent of any such amendment. In the event of a Capacity Expansion under the FPM Agreement, Pathnet shall supplement and modify Schedule D to include any additional Equipment required for such Capacity Expansion.

      4.2   Spare Parts; Replacement Equipment

            4.2.1 Snare Parts. Pathnet shall provide and Incumbent shall store Spare Parts for the Equipment at the Stocking Depot in the type and quantity as set forth in Schedule E, attached hereto; provided that Incumbent may supplement the Spare Parts beyond Incumbent's designated allocation of Spare Parts at its sole discretion. Incumbent shall store such Spare Parts at appropriate Stocking Depots to allow for a response within the time parameters set forth in Section 3.2 of this Maintenance Agreement and Schedule A, attached hereto. Pathnet, through the Network Operating Center, shall assist Incumbent in identifying modules or Spare Parts necessary to expedite any required repairs. Incumbent shall utilize the modular exchange program that Pathnet has established in order to maintain an adequate inventory of Spare Parts. Incumbent shall be responsible for notifying Pathnet promptly of any shortages in type or quantities of Spare Parts required to meet Incumbent's obligations under this Maintenance Agreement. Upon such notification, Pathnet shall ship any required Spare Parts in accordance with the Spare Parts shipping procedures set forth in Schedule G, attached hereto.

            4.2.2 Replacement Equipment. At its sole discretion, Pathnet may replace any Equipment, provided that such replacement Equipment does not materially degrade the performance of the Initial System. Upon reasonable notice to Incumbent that any such Equipment requires replacing, Incumbent shall be responsible for providing the labor and other associated costs of installing any such Equipment, in which event Monthly Services Charges shall, if necessary, be adjusted as set forth in Section 5.4 of this Maintenance Agreement.

      4.3   Facilities

      Incumbent shall be responsible for performing the Services at the Facilities as set forth in Schedule F, and Schedule F may be amended from time to time as such Facilities are added to the System. In the event of a Capacity Expansion under the FPM Agreement, Pathnet shall supplement and modify Schedule F to include any additional Facilities required for such Capacity Expansion. Pursuant to the FPM Agreement, the Facilities shall be maintained at the environmental conditions necessary to support the Equipment, in accordance with the manufacturers' specifications, as set forth in the FPM Agreement.

5.    CHARGES

      5.1   General

      All Monthly Services Charges to be paid by Pathnet to Incumbent pursuant to this Maintenance Agreement are set forth in this Section 5 or in
      Section 2.1 of Schedule C, attached hereto. Pathnet shall not be required to pay Incumbent any amounts for the Services in addition to those payable to Incumbent under this Section 5 or Schedule C, except as provided for in
      Section 2.2 of Schedule C.

      5.2   Pass-Through Expenses

      Upon presentment to Pathnet of an original invoice showing Pass-Through Expenses incurred, Pathnet shall pay such Pass-Through Expenses directly to the payee or shall reimburse Incumbent for Pass-Through Expenses paid by Incumbent.

      5.3   Taxes

      Each Party shall be responsible for any personal or real property taxes on property it owns, for franchise and privilege taxes on its business, and for taxes based on its net income or gross receipts. As to leased property, the party with the superior leasehold interest shall be responsible for all taxes owing in connection with such leased property.

      5.4   New Services

      Pathnet shall pay Incumbent for the performance of any services requested by Pathnet and agreed to by Incumbent that are not included in the Services. Pathnet shall pay for such new services as agreed upon by the Parties based on the procedures set forth in Section 2.4 of Schedule C, and thereafter, the Services shall include such new services. Such new Services may include, without limitation: (i) performance of maintenance services at the interconnection facilities between Pathnet's network and the System, and (ii) any other services not included in the Services as defined in this Maintenance Agreement.

6.    INVOICING AND PAYMENT

Promptly after the expiration of each calendar quarter, Incumbent shall send Pathnet an invoice covering the Dispatch Charges, Monthly Service Charges, Pass-Through Expenses and fees for new Services for the prior three months' Services. Subject to Section 7.2.1, Pathnet shall pay the amount of each quarterly invoice within thirty (30) days after receipt by Pathnet. Any and all disputes with regard to charges payable under this Maintenance Agreement shall be settled in accordance with Section 15 of this Agreement.

7.    PERFORMANCE STANDARDS

      7.1   General

      Incumbent shall perform the Services at a level of accuracy, quality, completeness, timeliness, responsiveness and efficiency sufficient to prevent degradation of the operation of the System. At all times, Incumbent's level of performance shall be sufficient to attain the Performance Standards as identified in this Maintenance Agreement and its Schedules and shall otherwise be consistent with industry standards.

      7.2   Failure to Perform

      7.2.1 Incumbent recognizes that its failure (i) to maintain the System such that the System, at all times, operates at or above all Critical Service Levels, (ii) correct any Outage within the time required hereunder, (iii) remedy any other problem that threatens to adversely impact the operation of the System or (iv) perform Circuit Provisioning in a timely manner, may have a material adverse impact on the business and operations of Pathnet. Accordingly, in the event that

      Incumbent repeatedly fails (i) to meet any Critical Service Level, (ii) correct any Outage, (iii) remedy any other problem that threatens to adversely impact the operation of the System or (iv) perform Circuit Provisioning in a timely manner for reasons other than circumstances that constitute Force Majeure under this Maintenance Agreement, Pathnet, at its sole discretion, may elect (i) to not renew this Maintenance Agreement,
      (ii) to supplement the provision of Services as provided by Incumbent by appointing a new Maintenance provider, and/or (iii) to suspend payment of the Monthly Services Charges.

      7.2.2 In the event of any problem affecting the operation of the System (including, without limitation, the events listed in Section 7.2.1), Incumbent shall (i) investigate and report to Pathnet the causes of such problem; (ii) advise Pathnet of the status of remedial efforts being undertaken with respect to such problems; (iii) correct the problem as soon as practical and restore the System's operation to the Critical Service Levels; and (iv) take appropriate preventive measures so that the problem does not recur.

      7.2.3 Pathnet and its designees shall have the right to free, full and immediate access to any and all affected Facilities to repair, replace, update, or otherwise modify the Equipment or System and to supplement the Services (including provisioning or other Services required to operate the Pathnet network); provided such supplemental Maintenance will not materially degrade the operation of the Initial System. Upon Pathnet's prior notification, Incumbent shall reasonably cooperate with Pathnet or its designee, including providing any escorts necessary for Pathnet to supplement the Services.

      7.2.4 In the event (i) this Agreement is terminated by either party, or either party elects not to renew this Agreement, or (ii) Pathnet supplements the Services with another Maintenance Provider. Incumbent shall have the right to continue to maintain the Initial System at Incumbent's sole expense, so long as such maintenance shall not degrade the operation of the System or impact Pathnet's ability to maintain the System.

8.    PERIODIC REVIEWS; AUDIT RIGHTS; SAVINGS CLAUSE

      8.1   Reviews

            8.1.1 Annual Review. As part of the annual renewal of this Maintenance Agreement, Pathnet and Incumbent may review the Critical Service Levels and the Monthly Service Charges paid to Incumbent. Pathnet and Incumbent shall mutually agree to make adjustments to the Critical Service Levels, as appropriate, to reflect (i) improved performance capabilities associated with advances in technology and methods to perform the Services and (ii) modifications in the performance requirements of Pathnet's customer. The Parties expect and understand that the Critical Service Levels may be made more demanding over time. Pathnet and Incumbent shall mutually agree to make adjustments pursuant to Schedule C to the Monthly Service Charges to reflect the material changes in the performance of the Services in accordance with any such revised Critical Service Levels.

            8.1.2 Maintenance and Provisioning Test Equipment. Incumbent shall obtain and utilize the necessary measurement and monitoring tools and procedures, including, but not limited to, the Maintenance and Provisioning Test Equipment as set forth in Exhibit E-2 to Schedule E and other equipment necessary to measure and to report operational performance of the System against the applicable Critical Service Levels. Such measurement and monitoring tools and equipment shall permit reporting at a level of detail sufficient to verify compliance with Critical Service Levels and shall be subject to Pathnet's reasonable approval. Upon request by Pathnet, Incumbent shall provide Pathnet with information and access to such tools and procedures for purposes of verification.

      8.2   Audit and Inspection Rights

            8.2.1 Incumbent shall maintain accurate logs and dispatch reports, recording the date and description of Services performed, the occurrence of any Outages or operations below Critical Service Levels, and the appropriate actions taken to restore service. Pathnet shall have the right to audit any and all reports maintained by Incumbent. These reports shall be available to Pathnet for its inspection at Incumbent's Facilities and a copy of the compilation of these reports is to be forwarded to Pathnet on a quarterly basis.

            8.2.2 Pathnet shall have the right to inspect the Facilities, Equipment and Circuit Provisioning at any time upon reasonable notice to Incumbent and to supplement the Services during Pathnet's inspection, provided Pathnet complies with any and all Incumbent security procedures.

      8.3   Savings Clause

      Notwithstanding anything to the contrary contained herein, Pathnet's failure to perform any of its responsibilities set forth in this Agreement (other than as provided in Section 9.1.2) shall not be deemed to be grounds for non-performance by Incumbent; provided, however, that Incumbent's non-performance of its obligations under this Agreement shall be excused if, and to the extent, (i) Incumbent is unable to perform Services, despite commercially reasonable efforts to perform, directly as a result of Pathnet's failure to perform its obligations hereunder, and
      (ii) Incumbent provides Pathnet with reasonable notice of any failure by Pathnet that prevents, or may prevent, Incumbent from performing Services.

9.    TERMINATION

      9.1   Termination for Cause

            9.1.1 In the event that Incumbent: (i) commits a material breach of this Maintenance Agreement, which breach is not cured within thirty
            (30) days after notice of breach from Pathnet to Incumbent or (ii) commits multiple breaches of its duties or obligations which, in the commercially reasonable judgment of Pathnet, collectively constitute a material breach of this Maintenance Agreement, Pathnet may, by giving reasonable written notice to Incumbent, terminate this Maintenance Agreement as of the date specified in the notice of termination.

            9.1.2 In the event that Pathnet fails: (i) to pay Incumbent any undisputed charge due under this Agreement totaling at least Five Thousand ($5,000) Dollars and fails to make such payment within forty-five (45) days of notice from Incumbent of Pathnet's failure to make such payment or (ii) to fulfill any other obligation of Pathnet hereunder, and such failure continues for a period of thirty
            (30) days after written notice from Incumbent to Pathnet of such failure, Incumbent may, by giving written reasonable notice to Pathnet, terminate this Maintenance Agreement as of the date specified in the notice of termination.

      9.2   Election Not to Renew

      Incumbent may elect not to renew this Maintenance Agreement for any reason by giving Pathnet at least one-hundred and twenty (120) days prior written notice before the end of the Term of this Maintenance Agreement indicating that Incumbent will not renew this Maintenance Agreement. In such event, Pathnet or its designees may elect to supplement or perform the Services, or such additional Services as may be necessary to maintain and operate the System as provided hereunder.

      9.3   Termination or Expiration Assistance

      In the event that (i) either party elects not to renew this Maintenance Agreement, or (ii) this Maintenance Agreement expires, Pathnet shall propose and Incumbent shall approve, which approval shall not be unreasonably withheld, a third-party, independent Maintenance and Circuit Provisioning provider, at least forty-five (45) days before termination or expiration of this Agreement to provide the Services at Incumbent's Facilities. Such independent Maintenance and Circuit Provisioning provider shall provide the services and assume the obligations of Incumbent hereunder for any successive terms coterminous with the remaining term of the FPM Agreement, unless such provider is replaced by Pathnet before the expiration of the term of this Maintenance Agreement or any extension thereof. In the event either Party terminates this Agreement for cause as provided in Section 9.1 hereof, Pathnet shall provide a third-party Maintenance and Circuit Provisioning provider to perform the Services, and Incumbent shall reasonably cooperate with such provider. Upon termination for any reason or expiration of this Maintenance Agreement, Pathnet shall have the right to full and free access to all Facilities to supplement or perform the Services as required hereunder.

10.   RELATIONSHIP OF THE PARTIES

Nothing in this Maintenance Agreement will imply a joint venture, partnership, or principal-agent relationship between the Parties. Neither Party will have any right, power or authority to act or create any obligation, express or implied, on behalf of the other Party, pursuant to this Maintenance Agreement.

11.   PROPRIETARY RIGHTS AND COPYRIGHTS

      11.1 Maintenance software, training materials, manuals or other proprietary information furnished by Pathnet ("Maintenance Aids") for Incumbent's use are either Pathnet's property or property of third parties and, in either case, are proprietary and confidential. Incumbent agrees to keep such Maintenance Aids confidential and to use its best efforts to prevent the unauthorized disclosure and use of such Maintenance Aids.

      11.2 Incumbent agrees to use its best efforts not to allow copies of any Maintenance Aids furnished by Pathnet to be made without the prior written consent of Pathnet. Notwithstanding the foregoing, Incumbent may make copies of Maintenance Aids to the extent necessary to enable Incumbent to perform the Services, provided that Incumbent uses its best efforts to prevent the unauthorized disclosure and use of such Maintenance Aids.

12.   REPRESENTATIONS AND WARRANTIES

      12.1  Warranties of Incumbent

      Incumbent represents and warrants that:

            (a) the Services shall be rendered with promptness and diligence and shall be executed in a workmanlike manner, in accordance with the practices and high professional standards used in well-managed commercial telecommunications operations performing services similar to the Services. Incumbent represents and warrants that it shall use adequate numbers of qualified individuals with suitable training, education, experience, and skill to perform the Services.

            (b) it shall perform Maintenance and Circuit Provisioning on the Equipment so that it operates in accordance with all applicable specifications, including (i) maintaining equipment in good operating condition, subject to normal wear and tear
                  (ii) undertaking repairs and preventive maintenance on Equipment, and (iii) performing Circuit Provisioning Services in accordance with the applicable Equipment manufacturers' recommendations.

            (c) it shall use its best efforts to use efficiently the resources or services necessary to provide the Services. Incumbent shall use its best efforts to perform the Services in the most cost-effective manner consistent with the required level of quality and performance as set forth in this Agreement.

      12.2  Warranties of Each Party

      Each Party represents and warrants to the other that:

            (a) it has the requisite corporate or partnership power and authority to enter into this Maintenance Agreement and to carry out the transactions contemplated by this Maintenance Agreement; and

            (b) the execution, delivery and performance of this Maintenance Agreement and the consummation of the transactions contemplated by this Maintenance Agreement have been duly authorized by the requisite corporate or partnership action on the part of such Party.

      12.3  Insurance

      Incumbent warrants and represents that during the Term of this Maintenance Agreement and any extension or renewal thereof, Incumbent shall maintain at Incumbent's expense all of the necessary insurance for all Incumbent's employees, agents or affiliates required to perform the Services, including, but not limited to, Worker's Compensation, disability, and unemployment insurance, and to provide Pathnet with certification thereof upon request.

      12.4  Security and Safety Procedures

      In the event Pathnet is required to supplement the Services, Pathnet shall comply with all reasonable Incumbent security and safety procedures as provided by the Incumbent in fulfilling its obligations.

      12.5  Disclaimer

      EXCEPT AS PROVIDED IN THIS MAINTENANCE AGREEMENT, THERE ARE

      NO OTHER EXPRESS WARRANTIES AND THERE ARE NO IMPLIED WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ON THE PART OF EITHER PARTY.

13.   INDEMNITIES

      13.1  Indemnification by Incumbent

      Incumbent agrees to indemnify, defend and hold harmless Pathnet and its Affiliates and their respective officers, directors, employees, agents, successors and assigns from and against any and all Losses and threatened Losses arising from, in connection with, or based on allegations of, any of the following:

            (a) any claims of infringement of any patent, trade secret, copyright or other proprietary rights alleged to have occurred because of systems or other resources provided to Incumbent by Pathnet.

            (b) the untruth, inaccuracy or breach of any representation or warranty of Incumbent set forth in this Agreement.

            (c) the liability of Pathnet for (i) any personal injury, disease or death of any person, (ii) damage to or loss of any property, money damages or specific performance owed to any third party (by contract or operation of law), or (iii) any fines, penalties, taxes, claims, demands, charges, actions, causes of action, assessments, environmental response costs, environmental penalties, injunctive obligations caused by, arising out of, or in any way incidental to, or in connection with, actions or omissions of Incumbent, its employees, Subcontractors or agents.

      13.2  Indemnification by Pathnet

      Pathnet agrees to indemnify, defend and hold harmless Incumbent and its Affiliates and their respective officers, directors, employees, agents, successors and assigns from and against any and all Losses and threatened Losses arising from, in connection with, or based on allegations of, any of the following:

            (a) any claims of infringement of any patent, trade secret, copyright or other proprietary rights alleged to have occurred because of systems or other resources provided to Pathnet by Incumbent.

            (b) the untruth, inaccuracy or breach of any representation or warranty of Pathnet set forth in this Agreement.

            (c) the liability of Incumbent for any (i) personal injury, disease or death of any person, (ii) damage to or loss of any property, money damages or specific performance owed to any third party (by contract or operation of law), or (iii) any fines, penalties, taxes, assessments, environmental response costs, environmental penalties or injunctive obligations caused by, arising out of, or in any way incidental to, or in connection with, actions or omissions of Pathnet, its employees, Subcontractors or agents.

            (d) the liability of Incumbent arising out of any or all obligations to or contracts between Pathnet and its customers concerning the purchase of Excess Capacity.

      13.3  Indemnification Procedures

      Any third party claims for indemnification, shall follow the indemnification procedures of Section 16.3 of the FPM Agreement which are hereby incorporated by reference:

      13.4  Subrogation

      In the event that an indemnitor shall be obligated to indemnify an indemnitee pursuant to Section 13.1 or Section 13.2, the indemnitor shall, upon payment of such indemnity in full, be subrogated to all rights of the indemnitee with respect to the claims to which such indemnification relates.

14.   LIABILITY

      14.1  General Intent

      Subject to the specific provisions of this Article 14, it is the intent of the Parties that each Party shall be liable to the other Party for any actual damages incurred by the non-breaching Party as a result of the breaching Party's failure to perform its obligations in the manner required by this Maintenance Agreement.

      14.2  Liability Restrictions

            14.2.1 SUBJECT TO SECTION 14.2.2 BELOW, IN NO EVENT, WHETHER IN CONTRACT OR IN TORT (INCLUDING BREACH OF WARRANTY, NEGLIGENCE AND STRICT LIABILITY IN TORT), SHALL A PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT OR CONSEQUENTIAL, EXEMPLARY, PUNITIVE OR SPECIAL DAMAGES, ARISING OUT OF OR IN CONJUNCTION WITH THIS MAINTENANCE AGREEMENT.

            14.2.2 The limitations set forth in Section 14.2.1 shall not apply with respect to (i) damages occasioned by willful misconduct or gross negligence of a Party or (ii) damages occasioned by a breach of Section 16.7.

      14.3  Force Majeure

            14.3.1 No Party shall be liable for any default or delay in the performance of its obligations under this Maintenance Agreement if and to the extent such default or delay is caused, directly or indirectly, by: fire, flood, earthquake, elements of nature or acts of God, riots, civil disorders, rebellions or revolutions in any country; or any other cause beyond the reasonable control of such Party (a "Force Majeure" event), provided the non-performing Party is without fault in causing such default or delay, and such default or delay could not have been prevented by reasonable precautions and can not or could not reasonably be circumvented by the non-performing Party through the use of alternate sources, workaround plans or other means.

            14.3.2 In such event, the non-performing Party shall be excused from further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use its best efforts to recommence performance or observance whenever and to whatever extent possible without delay. Any Party so delayed in its performance shall immediately notify the Party to whom performance is due by telephone (to be confirmed in writing within two (2) days of the inception of such delay) and describe at a reasonable level of detail the circumstances causing such delay.

15.   DISPUTE RESOLUTION

      15.1  Arbitration; Resolution of Disputes

      Any and all disputes and controversies between Incumbent and Pathnet concerning the negotiation, interpretation, performance, breach or termination of this Agreement (each a "Dispute") shall be subject to resolution by Section 17.2 of the FPM Agreement which is hereby incorporated by reference.

16.   MISCELLANEOUS

      16.1  Notice Provision

      Notice shall be served and deemed received in accordance with the provisions of Section 18.1 of the FPM Agreement which is hereby incorporated by reference.

      16.2  Binding Nature; Entire Agreement

      Pathnet and Incumbent acknowledge (i) that each has read and understands the terms and conditions of this Maintenance Agreement and agrees to be bound by such terms and conditions, (ii) that this Maintenance Agreement is the complete and conclusive statement of the agreement between the Parties, and (iii) that this Maintenance Agreement sets forth the entire agreement and understanding between the Parties relating to the subject matter hereof. All understandings and agreements, oral and written, heretofore made between Incumbent and Pathnet relating to the subject matter hereof are merged in this Maintenance Agreement which alone, fully and completely expresses their agreement on the subject matter of maintenance service to be provided by Incumbent. The provisions of this Maintenance Agreement are separate and apart from the provisions of the FPM Agreement and may not in any way affect either Party's obligations with regard to the FPM Agreement.

      16.3  Amendment

      No modification of, additions to or waiver of this Maintenance Agreement shall be binding upon Incumbent and Pathnet unless such modification is in writing and signed by an authorized representative of each Party.

      16.4 Severability

      If any term or provision of this Maintenance Agreement shall to any extent be held by a court or other tribunal to be invalid, void or unenforceable, then that term or provision shall be inoperative and void insofar as it is in conflict with law, but the remaining terms and provisions of this Maintenance Agreement shall nevertheless continue in full force and effect and the rights and obligations of the Parties shall be deemed to be restated to reflect newly as possible the original intentions of the Parties in accordance with applicable law.

      16.5  Headings

      Section and paragraph headings used in this Maintenance Agreement are for reference and convenience only and are not to be deemed or construed to be part of this Maintenance Agreement.

      16.6  Consents and Approval

      Except where expressly provided as being in the sole discretion of a Party, where agreement, approval, acceptance, consent or similar action by either Party is required under this Maintenance Agreement, such action shall not be unreasonably delayed or withheld. An approval or consent given by a Party under this Maintenance Agreement shall not relieve the other Party from responsibility for complying with the requirements of this Maintenance Agreement, nor shall it be construed as a waiver of any rights under this Maintenance Agreement, except as and to the extent otherwise expressly provided in such approval or consent.

      16.7  Compliance with Laws and Regulations

      Each Party shall perform its obligations in a manner that complies with the applicable Federal, state and local laws, regulations, ordinances and codes (including identifying and procuring required permits, certificates, approvals and inspections). If a charge of noncompliance by either Party with any such laws, regulations, ordinances or codes occurs, the Party charged with such non-compliance shall promptly notify the other Party of such charges in writing.

      16.8  Governing Law

      This Maintenance Agreement and the rights and duties of the Parties shall be governed and interpreted in accordance with the laws of the State of _________, other than the choice of law rules thereof.

      16.9  Binding Nature and Assignment

      This Maintenance Agreement shall be binding on the Parties hereto and their respective successors and assigns. Neither Party may or shall have the power to assign this Maintenance Agreement without the prior written consent of the other, except that either Party may assign its rights and obligations under this Maintenance Agreement without the approval of the other Party to an entity which acquires all or substantially all of the assets of that Party to any subsidiary or Affiliate or successor in a merger or acquisition of that Party; provided that in no event shall any such assignment relieve that Party of its obligations under this Maintenance Agreement.

      16.10 Waiver

      Failure or delay on the part of Incumbent or Pathnet to exercise any right, power or privilege under this Maintenance Agreement shall not constitute a waiver of any right power or privilege of this Maintenance Agreement.

      16.11 Time To Sue

      No action shall be brought for any breach of this Maintenance Agreement more than two (2) years after the accrual of such cause of action, except where applicable law provides for a shorter limitation period, in which event that period should apply.

      16.12 Survival

      Any provision of this Maintenance Agreement which contemplates performance or observance subsequent to any termination or expiration of this Maintenance Agreement shall survive any termination or expiration of this Maintenance Agreement and continue in full force and effect.

      16.13 Covenant of Good Faith

      Each Party agrees that in its respective dealings with the other Party under or in connection with this Maintenance Agreement, it shall act in good faith.

      IN WITNESS WHEREOF, the Parties hereto have executed this Maintenance Service Agreement, or caused it to be executed by a duly authorized officer, as of the date first written above.

PATHNET, INC.                               IDAHO POWER COMPANY


By:                                         By:
   -------------------------------             -------------------------------
Name:                                       Name:
     -----------------------------               -----------------------------
Title:                                      Title:
      ----------------------------                ----------------------------
Date:                                       Date:
     -----------------------------               -----------------------------

PATHNET/IDAHO POWER EQUIPMENT, LLC


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------
Date:
     -----------------------------

                                   SCHEDULE A

                  MAINTENANCE AND CIRCUIT PROVISIONING SERVICES

1.    INTRODUCTION

This Services Schedule describes certain services and functions that Incumbent shall perform. Performance Standards relating to certain of the services and functions described herein are set forth in Schedule B. Pathnet's responsibilities with respect to particular services and functions described in this Services Schedule, if any, are specifically indicated where such services and functions are described.

The services and functions described in this Services Schedule are intended to be comprehensive, but not necessarily all-inclusive. During the term, the Parties may agree on different or additional services and amend this Services
Schedule in writing accordingly.

This Services Schedule is organized into three Sections: Preventive Maintenance, Remedial Maintenance and Field Technicians Requirements.

2.    PREVENTIVE MAINTENANCE

During the Term of this Maintenance Agreement, Incumbent shall perform Preventive Maintenance (including (i) inspections and (ii) any and all corrective action, if and where necessary) in accordance with the procedures set forth below. Incumbent shall maintain at its premises a log recording any and all Preventive Maintenance performed pursuant to Section 8.2 of the Maintenance Agreement.

      2.1   Antenna/Waveguide Maintenance

            Incumbent shall perform the following inspections and any and all corrective actions, if required:

            2.1.1 Monthly Inspection.

            At least once a month, Incumbent shall perform the following inspections from the ground:

                  a. Visually check the general appearance of the antenna and waveguide for ice, wind and projectile damage.

                  b. Visually check the waveguide on the tower and waveguide bridge for loose or broken waveguide hangers (i.e. attach/replace as required).

                  c. Visually check the antenna canvas (TEGLAR) radomes for holes, tears and excessive wear. Replace if severely torn to preempt feedhorn damage.

                  d. Check inside building waveguide pressure gages for 5-8 lbs/in(^2) per antenna (10 lbs/in(^2) maximum).

            2.1.2 Quarterly Inspection.

            At least once a quarter, Incumbent shall perform the following inspections to supplement the monthly inspection:

                  a. Visually inspect waveguide grounds at the bend from the tower and building entry buss bars. Inspect for excessive corrosion and firm connectivity.

                  b. Visually inspect the waveguide port seals into the building for excessive deterioration and insect/bird infestation. Clean, replace and re-seal if required.

                  c. Check functional operation of the dehydrator and local and remote alarms. Create a pressure leak so dehydrator consistently runs for at least 10 minutes.

                  d. Visually check dehydrator air dryer/desiccant for excessive moisture (i.e., desiccant color change).

                  e. Check functional operation of the dehydrator low-pressure alarm, both local and remote indications. Use dehydrator regulator valve to create alarms. (Low alarm less than .5lb/iN2).

            2.1.3 Annual Inspection.

            At least once a year, Incumbent shall perform the following inspections:

                  a. Physically inspect antenna stiff arms (struts) for indications of antenna movement, i.e., gouges in metal around lock down bolts.

                  b. Physically inspect each antenna feedhorn guy wires by spring tension at back of antenna. Broken feedhorn guy lines will pull out from back of dish.

                  c. Check for loose, broken or missing waveguide hangers. Repair or replace such waveguide hangers as required.

                  d.    Visually inspect waveguide grounds near antennas.

      2.2   Battery Maintenance (Valve Regulated Batteries)

            Incumbent shall perform the following inspections and any and all corrective actions, if required:

            2.2.1 Monthly Inspection.

            At least once a month, Incumbent shall perform the following inspections:

                  a. Visually check the general appearance and cleanliness of the batteries, the battery rack and the battery room. Clean and dust as required.

                  b. Inspect for cracks in the cells or electrolyte leakage. Notify Pathnet's monitoring center if corrective action is required.

                  c. Inspect the load post plates and inter-cell post connector plates for corrosion. Clean and apply NO-OX-ID "A" grease, as required.

            2.2.2 Quarterly Inspection.

            At least once a quarter, Incumbent shall perform the following inspections, to supplement the monthly inspection:

                  a.    Check and record the voltage of each of the 24 cells.

                  b. Check battery plant float voltage at load plates (-53.52 to -54.48 VDC). Adjust charger float voltage to within range.

                  c. Check pilot cell voltage. Range is 2.23-2.27 VDC. Minimum is 2.20 VDC. Maximum is 2.35 VDC. Pilot cell is lowest per cell voltage of the 24 cells. If below minimum, equalize batteries for 12-24 hours. If above
                        2.27 VDC, decrease charger float voltage.

            2.2.3 Annual Inspection.

            At least once a year, Incumbent shall perform the following inspections:

                  a. Ensure load plate post bolts are torqued to 95-100 in lbs.

                  b.    Measure and record inter-cell connection resistance.

                  c.    Check all alarm points for proper functionality.

      2.3   Building Maintenance

            Incumbent shall perform the following inspections and any and all corrective actions, if required:

            2.3.1 Monthly Inspection.

            At least once a month, Incumbent shall perform the following inspections:

                  a. Visually check the general appearance and cleanliness of the building.

                  b. Check the building's exterior walls and roof for damage due to ice or projectile damage. Repair and seal holes as required.

                  c. Check inside the building for evidence of water leaks or seepage. Re-seal as required.

                  d. Verify operation of building exterior entry light and any other perimeter lights. Replace bulbs as required.

                  e. Verify ambient room temperature is >60(degrees)F and less than 80(degrees)F. Verify and adjust thermostat high and low settings.

            2.3.2 Quarterly Inspection.

            At least once a quarter, Incumbent shall perform the following inspection, to supplement the monthly inspection:

                  a. Inspect building ground wires for excessive corrosion and firm connectivity. Clean and tighten as required.

                  b. Verify operation of each air conditioner unit. Air discharge should be a minimum of 10(degrees) cooler than outside building temperature.

                  c.    Clean or change each air conditioner's filter.

            2.3.3 Annual Inspection.

            At least once a year, Incumbent shall perform the following inspections:

                  a. Verify functional operation of the building high temperature alarms both local and remote.

                  b. Inspect the building floor tile for bubbles, cracks and tears. Repair and replace as required.

                  c.    Check all alarm points for proper functionality.

                  d. Ensure all AC connections are tight and at the specified torque.

                  e. Measure and record voltages at the building distribution panel to verify that the input AC voltages are within specifications.

                  f.    Visual inspection for foundation erosion.

      2.4   Charger/Rectifier Maintenance (Valve Regulated Batteries)

            Incumbent shall perform the following inspections and any and all corrective actions, if required:

            2.4.1 Monthly Inspection.

            At least once a month, Incumbent shall perform the following inspections:

                  a. Dust or wipe down top of rectifier shelf as required. Remove dust from rear fan exhaust rings on each rectifier unit.

                  b. Verify DC output amps of each rectifier unit is within 5% of each other. Adjust load sharing setting on rectifiers to balance output load.

                  c. Visually inspect DC output cables for significant insulation indentations and deterioration along cable rack and other metal surfaces.

            2.4.2 Quarterly Inspection.

            At least once a quarter, Incumbent shall perform the following inspections to supplement the monthly inspection:

                  a. Verify that float output voltage of each rectifier (at battery plant) is -53.52 to DC. Adjust each rectifier to within .1 VDC of each other.

                  b. Verify equalize voltage is -55.2VDC to -56.4VDC for each rectifier. Adjust each rectifier to within .1 VDC of each other.

                  c. Verify current limit setting and operation of each rectifier.

                  d. Verify operation of forced paralleling. Adjust as required.

                  e. Verify operation and accuracy of DC volts and amps output monitor meters. Adjust meter monitor calibration as required.

            2.4.3 Annual Inspection.

            At least once a year, Incumbent shall perform the following inspections:

                  a. Verify that AC and DC local and remote alarms are functional for each rectifier.

                  b. Verify that local and remote high and low DC output alarms are functional.

                  c. Visually inspect AC and DC power connections for corrosion and firm connectivity. Clean and tighten as required.

                  d. Use an oscilloscope and check AC ripple/noise on the DC output terminals. Check charger grounds for spikes over 1 volt P/P.

                  e.    Check all alarm points for proper functionality.

      2.5   Generator Maintenance

            Incumbent shall perform the following inspections and any and all corrective actions, if required:

            2.5.1 Monthly Inspection.

            At least once a month, Incumbent shall perform the following inspections:

                  a. On indoor units visually check the general appearance and cleanliness of the generator room. Sweep and wipe down as required.

                  b. On outdoor weatherproof housing units, verify that access panels close properly and are latched. Clean inside of housing and oil panel hinges as required.

                  c.    Check engine oil and coolant levels. Fill as required.

                  d. Check fuel level. (Should not be below 40% of total fuel capacity.) Refill as required.

                  e. Check 12VDC/24VDC starting battery's electrolyte level. Fill with distilled water as required.

                  f. Check engine drip pan for indications of excessive oil or coolant leakage.

            2.5.2 Quarterly Inspection.

            At least once a quarter, Incumbent shall perform the following inspections to supplement the monthly inspection:

                  a. Visually check fan belts for fraying and cracks. Replace as required.

                  b. Inspect starting battery terminals for corrosion and firm connections. Clean and grease battery posts as required.

                  c. Remotely start generator and transfer load. Run site on generator for minimum of 30 minutes.

                  d.    Ensure starring battery charger is operational.

            2.5.3 Annual Inspection.

            At least once a year, Incumbent shall perform the following inspections:

                  a. Once a year or every 250 hours of operation change the engine oil, oil filter, fuel filter and coolant filter (if equipped). Note changes in site log.

                  b. Inspect engine air filter cleaner. Clean or replace as required.

                  c. If equipped, inspect and clean the generator building intake and exhaust filters. Replace if required.

                  d. Simulate an AC power failure and load test the site for at least one (1) hour. Record AC volts, AC amps, frequency, engine RPM, oil pressure, and coolant temperature. Compare readings with manufacturer's tolerances.

                  e.    Check all alarm points for proper functionality.

      2.6   Multiplexer Maintenance

            Incumbent shall perform the following inspections and any and all corrective actions, if required:

            2.6.1 Monthly Inspection.

            At least once a month, Incumbent shall perform the following inspections:

                  a.    Wipe off or dust top of multiplexer shelves as required.

                  b. Push LED TST button and verify all red, yellow and green indicators are lit. Replace any module unit that has an un-lit indicator. (LED)

            2.62  Annual Inspection.

            At least once a year, Incumbent shall perform the following inspections:

                  a. Measure main and standby power supply unit's DC output voltages. Verify measurements are within manufacturer's tolerances.

                  b. If test points are available measure and record the main and protection, optical TX laser bias current. Verify measurements are within manufacturer's tolerances.

                  c. Check functional operation of the local and remote major and minor alarms.

                  d.    Check all alarm points for proper functionality.

      2.7   Radio Maintenance

            Incumbent shall perform the following inspections and any and all corrective actions, if required:

            2.7.1 Monthly Inspection.

            At least once a month, Incumbent shall perform the following inspections:

                  a. Wipe off or dust the top shelves in the radio equipment racks as required.

                  b. Push LED TST switch on each TX/RX logic control and verify all red, yellow and green indicators are lit. Replace any module that has an un-lit indicator.

                  c. Check and record all TX/RX meter readings for TX power, AFC correction, RX in level, If level etc. Verify readings are within manufacturer's tolerances.

            2.7.2 Quarterly Inspection.

            At least once each quarter, Incumbent shall perform the following to supplement the monthly inspection:

                  a. Measure and record the DC-DC power converter and TX FET power supply DC output voltages for each TX/RX unit. Verify that measured voltages are within manufacturer's tolerances.

                  b. Measure and record the RF output power of each transmitter at the TX monitor connector. (This may require disabling of automatic power level control). Level should be within 1.0 dB of nominal.

                  c. Measure and record the TX RF frequency on each transmitter at the TX monitor connector. Measured should be within +/-.005% of assigned value.

                  d. Measure and record the receiver AGC voltage. Correlate AGC voltage to receive signal level. Verify actual RSL is within 3 dB of calculated.

            2.7.3 Annual Inspection.

            At least once a year, Incumbent shall perform the following inspections:

                  a. Measure and record each TX local oscillator frequency. Measured value should be within +/- .001% of assigned value.

                  b. Measure and record each RX local oscillator frequency. Measured value should be within +/-.001% of assigned value.

                  c. Perform "Transmit Fade Margin Test" to verify receiver fade margin on the path. The measured value should be within +/-2 dB of calculated.

                  d.    Check all alarm points for proper functionality.

      2.8   Site Maintenance

            Incumbent shall perform the following inspections and any and all corrective actions, if required:

            2.8.1 Monthly Inspection.

            At least once a month, Incumbent shall perform the following inspections:

                  a. Visually check the general appearance and cleanliness of the site area.

                  b. Check gates for sagging and ground clearance. Lubricate gate hinges as required.

                  c. Check gate and site locks for binding or sticking. Lubricate as required.

                  d. Ensure perimeter fence is upright (vertical) and unopened.

                  e. Inspect building, tower and guy anchor foundations for excessive erosion.

            2.8.2 Quarterly Inspection.

            At least once a quarter, Incumbent shall perform the following to supplement the monthly inspection:

                  a. Cut excessive grass and weed growth within site perimeter fence.

                  b. If required spread vegetation killer chemicals within 10 feet of building area.

            2.8.3 Annual Inspection.

            At least once a year, Incumbent shall perform the following inspections:

                  a. Ensure large tree growth near AC power lines, guy wires and buildings is cut or removed.

                  b. Inspect road condition, perimeter fence and gate condition and foundation.

      2.9   Tower Maintenance

            Incumbent shall perform the following inspections and any and all corrective actions, if required:

            2.9.1 Monthly Inspection.

            At least once a month, Incumbent shall perform the following inspections to ensure compliance with current EIA requirements:

                  a. Visually check the general appearance of the tower and waveguide bridge for loose or bent cross braces due to ice or wind.

                  b. If a guyed tower is in use, visually check the guy cables for fraying and ensure a linear slope (i.e., no sag).

                  c. Cover photocell until tower lights come on. Visually check to ensure all tower lights are operational. Notify status center of burned out tower lights.

            2.9.2 Quarterly Inspection.

            At least once a quarter, Incumbent shall perform the following:

                  a. Visually inspect the tower base and guy anchor ground wires for excessive corrosion and firm connectivity. Clean and tighten as required.

            2.9.3 Annual Inspection.

            At least once a year, Incumbent shall perform the following inspections:

                  a. Visually inspect the tower base and guy anchor foundations for indications of movement and excessive erosion (i.e., large gaps between concrete and earth).

                  b. Provide a detailed report on the tower paint condition and any excessive metal corrosion.

            2.9.4 Annual Inspection.

            No less frequently than every two years, Incumbent shall perform the following inspection:

                  a. Physically climb the tower and check for loose or missing bolts and bent tower members. Replace all regular incandescent tower light bulbs.

                  b. If a guyed tower is in use, check tower plumb and guy tension.

      2.10  Preventive Maintenance Reference Guide

      In performing the Preventative Maintenance, Incumbent shall be subject to the following parameters:

            2.10.1 Parts.

            Incumbent shall use Original Equipment Manufacturer's ("OEM") parts or parts of equal quality.

            2.10.2 Manuals.

            Incumbent shall service Equipment at levels set forth in OEM's product manuals provided that Incumbent has approval or permission to use such manuals.

            2.10.3 Modifications.

            Pathnet may modify Preventive Maintenance procedures for the Equipment from time to time as a result of modifications in OEM procedures for such Equipment, provided that Incumbent has approved such procedures. Incumbent shall not unreasonably withhold such approval.

3.    REMEDIAL MAINTENANCE

      In addition to Preventive Maintenance, Incumbent shall perform Remedial Maintenance in the event of an escalated problem that requires one-time, unscheduled repair or corrective action upon notification and initiation of a Trouble Ticket, as set forth below. Incumbent shall manage all Remedial Maintenance and restore all Equipment and System functionality so that the System operates in accordance with the Performance Standards. Incumbent shall maintain at its premises a record log recording any and all Remedial Maintenance performed pursuant to Section 8.2 of the Maintenance Agreement. Such Remedial Maintenance shall supplement and be in addition to Preventive Maintenance.

      3.1   Network Monitoring

            3.1.1 Network Monitoring Center.

                  a. Pathnet shall operate a Network Monitoring Center twenty-four (24) hours a day, seven (7) days a week to handle all problem and trouble reports and to monitor the Equipment and System. Pathnet shall monitor both alarm and operations information to identify and to correct degradation or interruption of the System. Upon receipt of knowledge of any degradation of interruption, Pathnet will initiate Remedial Maintenance as set forth in Section 3.2 below.

                  b. Pathnet's Network Monitoring Center will collect performance data (Errored Seconds, Severely Errored Seconds, frame loss, Failed Seconds, etc.) consistent with manufacturer's specifications and issue periodic reports, as set forth in the FPM Agreement.

                  c. Pathnet's Network Monitoring Center will coordinate and support Remedial Maintenance efforts by Incumbent's Field Technicians provided that Incumbent has final responsibility for such Remedial Maintenance. As reasonably requested by Incumbent, Pathnet shall assist Incumbent, to the extent within Pathnet's reasonable control, in restoring operations including locating Spare Parts or other supplies.

            3.1.2 Performance Data.

                  a. Pathnet shall monitor performance data that will provide information regarding the performance transport system and will localize any trouble or degradation of service.

                  b.    Performance data will be collected as follows:

                        (i) Current performance data will provide values for performance data collected for the current time presented in 15-minute increments of sites of data; and

                        (ii) Historic performance data will provide a minimum of sixteen (16) l5-minute and seven (7) 24-hour sets of data.

                  c. Through the Network Monitoring Center, Pathnet shall establish a network management system (the "Network Management System"). Such Network Management System shall collect, monitor and manage:

                      (i)   all network elements within the System;

                      (ii) performance data such as Errored Seconds, Severely Errored Seconds, frame loss and Failed Seconds consistent with the manufacturer's specifications, and

                      (iii) the shelter environments (including commercial power failure, door alarms, charger failures, low waveguide pressure, air conditioner failure, tower light alarms, generator runs (if any), waveguide dehydrator excessive runs, smoke alarms, high temperature and low temperature) for radio equipment and multiplexing equipment.

                 d. The Network Monitoring System shall provide Incumbent with the ability to monitor the System separately from the overall Pathnet network.

          3.1.3  Alarm/Event Logging and Reports.

          Pathnet shall promptly forward all alarms, event logs, and related reports to Incumbent upon compilation of such reports by Pathnet as set forth in the FPM Agreement.

     3.2  Dispatch and Restoration

     In the event of (i) any Outage or (ii) operations of the System below any Performance Standard (including, without limitation, Critical Service Levels), Incumbent shall perform Remedial Maintenance upon notification of such Outage or degraded operations. The Parties responsibilities in identifying and managing any and all Remedial Maintenance shall be as set forth below:

          3.2.1 General.

          In the event of (i) any Outage, (ii) degradation below Pathnet's Critical Service Levels or (iii) any identified malfunctioning of the Equipment or System, Incumbent shall dispatch an Incumbent Field Technician as directed by the Network Monitoring Center.

          3.2.2 Outage.

          Without limiting the foregoing, Incumbent Field Technicians shall be on site as promptly as possible to restore operations after receipt of a Trouble Ticket identifying such Outage and shall restore operations, with a cumulative mean time to repair operations of two (2) hours from receipt of the Trouble Ticket.

          3.2.3 Critical Service Levels.

          Without limiting the foregoing, Incumbent Field Technicians shall be on site within as promptly as possible after receipt of a Trouble Ticket identifying a System degradation below Critical Service Levels and will restore operations with a cumulative mean time to repair operations of two (2) hours from receipt of the Trouble Ticket.

          3.2.4 Adverse Impacts to the System.

          Without limiting the foregoing, Incumbent Field Technicians shall be on site within as promptly as possible after receipt of a Trouble Ticket identifying any problem that threatens to adversely impact the System or the integrity of the System and will restore operations with a cumulative mean time to repair operations of two (2) hours from receipt of such Trouble Ticket Examples of such System failures that threaten to degrade operations below Critical Service Levels include, without limitation: (i) any failure in a radio that caused traffic to be switched to the protection radio channel, (ii) any failure in the protection radio channel that makes it unavailable for traffic, (iii) failure of any one for one protected modules in radio or multiplex equipment that could result in a system outage in a Segment, (iv) any other problem that in connection with a second problem will cause an Outage or operations below Critical Service Levels.

          3.2.5 Other Failures.

          For other problems or failures that may not impact Critical Service Levels, Pathnet or Incumbent shall dispatch Incumbent Field Technicians the next working day. Examples of other failures include, without limitation: (i) failure of one of the two battery chargers or
          (ii) failure of one of the air conditioners.

4.   CIRCUIT PROVISIONING

During the term of this Maintenance Agreement, Incumbent shall perform Circuit Provisioning in accordance with the procedures set forth below.

     4.1  Dispatch Performance

          Incumbent shall dispatch Field Technicians to perform the following functions associated with the Circuit Provisioning for both Incumbent and Pathnet.

          a. Upon receipt of a Work Order, Incumbent shall schedule and coordinate a Field Technician to perform the work function by the required date designated in the Work Order.

          b. Such work functions shall include the completion of the following site related functions: (i) placement of circuit packs; (ii) placement of all cross wiring and cabling between radio, multiplexer and site circuit termination points designated by Pathnet; (iii) placement of new circuit termination interfaces such as cross connect blocks, DSX terminations and any associated cabling; (iv) labeling of cross connect points with the circuit identification numbers shown on the work order; (v) verbal notification of Pathnet from the site to confirm completion of Circuit Provisioning; and (vi) conduct joint circuit level acceptance testing with Pathnet and customer contacts. Specific DS-1, DS-3 and OC-3 acceptance tests and parameters are set forth in Schedule B.

     4.2  Provisioning at Non-Incumbent Sites

          4.2.1. Non-Incumbent Sites

          In the event Pathnet elects to connect the Incumbent System through the addition of spurs and paths to Pathnet's backbone network or to a customer POP, Pathnet shall request that Incumbent perform Circuit Provisioning, as set forth in this Maintenance Agreement, at the Non-Incumbent Site locations and points of interconnections listed or amended to Schedule F. Within fifteen (15) days of such proposal, Incumbent shall respond regarding its intent to perform the Circuit Provisioning. Pathnet shall reserve the right to contract with and direct additional third parties to perform certain provisioning functions based upon the nature of the interconnection agreements associated with specific sales. In such case, Incumbent may or may not be the sole provider of provisioning services at any Non-Incumbent Site.

          4.2.2   Provisioning Equipment

          In the event Circuit Provisioning functions to be performed by Incumbent require the use of equipment configurations other than these which Incumbent Field Technicians are familiar, Pathnet shall arrange for training at the Incumbent's expense for Field Technicians responsible for each of those specific sites.

     4.3  Provisioning interfaces

          Upon Commissioning, both Incumbent and Pathnet shall operate the System wing a manual provisioning interface arrangement. Pathnet shall develop operations support systems to automate the work order transmission, work force management and completion reporting in order to enhance the efficiency of the process. Incumbent shall perform the following interface functions:

          4.3.1 Manual Provisioning Interface

               a. Provide manual dial up facsimile points for distribution of work related documents by Pathnet.

               b. Provide for redistribution and coordination of scheduled site work with Field Technicians.

               c. Provide Pathnet with a point of contact for verbal contact between the Incumbent and Pathnet for the purpose of:

                    1.   Daily pre- and post-Work Order status and verification;

                    2.   Circuit escalations;

                    3. Service date negotiation for expedited service requests; and

                    4. Provisioning coordination (both pre- and post-circuit turnup including coordination of acceptance testing).

          4.3.2 Automated Provisioning Interfaces

               a. Specific interface arrangements will be negotiated prior to system implementation.

               b. Incumbent shall be responsible to provide PC access capabilities to its Field Technician in order to:

                    1.   Identify and retrieve work lists;

                    2.   Retrieve site related work documents; and

                    3.   Report work completion information.

          4.3.3 Incumbent Capacity Expansion

          Incumbent shall contact Pathnet for the provisioning of any DS-1 or DS-3 capacity addition, disconnection or grooming for their internal network. The provisioning process will follow the standard work steps outlined in Section 4 of this Agreement.

          4.3.4 Network Element Software Changes

          Incumbent shall not program or reprogram any software changes into any network element on the system unless it is coordinated and directed by the Network Monitoring Center.

     4.4  Circuit Pack Administration

          Pathnet shall be responsible for providing provisioning related circuit packs to Incumbent's designated Storage Depots prior to the required Field Technician dispatch date. Incumbent shall notify Pathnet, either electronically or by facsimile, of receipt of circuit packs. In the event that circuit packs are not received on time, Incumbent shall notify Pathnet to correct the problem. A decision will be made as to the use of available Spare Parts in which case Pathnet shall be responsible to immediately replenish the maintenance spare inventory.

     4.5  Circuit Disconnects

          Incumbent shall perform the following site work related to circuit disconnect orders in order to maintain a high quality and cost effective site environment and network:

               a. Pathnet shall perform the physical termination of service through the remote provisioning capabilities of Network Monitoring Center.

               b. Pathnet shall forward disconnect Work Orders to Incumbent that provide seven (7) day interval for Incumbent to perform any required disconnect work functions.

               c. Incumbent shall be responsible for the scheduling of a Field Technician site visit and coordinating the site visit with other scheduled visits to the site or adjacent sites in order to minimize duplicative travel time.

               d.   Incumbent shall perform the following disconnect functions:

                    i. The Field Technician will call the Network Monitoring Center to revalidate the disconnect request prior to performing any physical removal work.

                    ii.  Removal of all circuit related cross wire.

                    iii. Removal of all circuit identification markings from
                         cross connect points.

                    iv. Removal of circuit packs as designated on the disconnect work order.

                    v. Proper handling and shipping of circuit packs using ESD (Electro Static Discharge) protection.

                    vi. Packaging and shipping of circuit pack cards to either the local Incumbent Storage Depot or to Pathnet central stock location as designated on the Work Order.

                    vii. Complete proper circuit pack shipping notice.

     4.6  Circuit Rearrangements/Grooming

          Incumbent and Pathnet shall perform grooming or re-arranging of circuits within particular systems pursuant to the requirements of
          Section 4 of this Agreement. Scheduling of such work shall be as arranged by Pathnet or its customers and may require such work to be performed out of normal business hours. Incumbent shall coordinate the scheduling of Field Technicians to support these requirements. Pathnet shall coordinate the specific scheduling arrangements with Incumbent in an effort to minimize the impact from such schedules.

5.   DISPATCH RESPONSIBILITY

     5.1  Maintenance Dispatch Responsibility.

               a. Incumbent shall be responsible for dispatching Incumbent Field Technicians from the hours of ___ to ___ and days of the week of ___ to ___.

               b. Pathnet shall be responsible for dispatching Incumbent Field Technicians from the hours of ___ to ___ and days of ___ to ___.

               c. The procedures for dispatching a Field Technician shall be as agreed upon by the Parties and set forth in Exhibit A-1 to this Schedule A, provided such procedures shall include an up-to-date escalation list of personnel (as such personnel may change over time) responsible for Maintenance of the System.

     5.2  Trouble Tickets.

               a. Response times shall be measured from the time that Pathnet or Incumbent (in the event Incumbent notifies Pathnet of a trouble ticket event) initiates a tracking ticket ("Trouble Ticket") and such ticket is electronically or by facsimile received by Incumbent.

               b. Pathnet shall initiate a Trouble Ticket upon knowledge, (whether received from Pathnet, Incumbent or another third party) of: (i) an Outage, (ii) System degradation below Critical Service Levels, or (iii) any other problem that threatens to adversely impact the System or the integrity of the System.

               c. Incumbent shall be deemed to have successfully restored operation upon correcting an Outage or when the System regains Critical Service Levels. Pathnet will close any Trouble Ticket upon satisfactory confirmation that Incumbent has restored operations to the System in accordance with all applicable Performance Standards.

     5.3  Circuit provisioning Dispatch Responsibility.

          5.3.1 On-Hour Provisioning

          Pathnet shall normally schedule circuit provisioning work within normal business hours of Monday to Friday, 8:00 AM to 5:00 PM. Pathnet shall provide Incumbent with the Work Order request at least one (1) day prior to the scheduled work completion date.

          5.3.2 Off-Hour Provisioning

          In the event Pathnet customer demands, and the need for expedited service, require less than one (1) day work notification and require off-hours or weekend Circuit Provisioning, the Parties shall comply with the following procedures:

               a. Pathnet shall verbally notify Incumbent when the customer request is received to allow for as much scheduling lead time as possible.

               b. Incumbent shall provide a positive verbal response stating within one (1) hour time of its ability to meet the Work Order request.

               c. Incumbent shall work with Pathnet to schedule an appropriate dispatch that will meet the requirements for on time service.

6.   FIELD TECHNICIAN REQUIREMENTS

     6.1  Certification

     Incumbent shall ensure that each Incumbent Field Technician providing Services under this Agreement is certified pursuant to the Training Procedures set forth in Section 2 of Schedule G.

     6.2  Equipment

     Incumbent shall, at its expense, equip each Field Technician to be dispatched with the necessary Maintenance Test Equipment. Such equipment shall include, at a minimum, a laptop personal computer (with internet access), a digital T-1 or T-3 test set, and proper tools as set forth in Exhibit E-2 to Schedule E.

     6.3  Personnel

     Incumbent shall utilize adequate numbers of qualified personnel with suitable training (as, in part, provided by Pathnet), education, experience and skill mix to perform the Services.

     6.4  Location

     Incumbent Field Technicians shall be assigned and located at adequate distances to meet the requirements for dispatch and restoration set forth in Section 3.2 of this Schedule A.

     6.5  Rights To Operate The Network

     The Parties acknowledge that from time to time, Incumbent Field Technicians may not be available to meet Circuit Provisioning or Maintenance obligations or service demands. In these instances, Incumbent shall use reasonable efforts to locate replacement employees to perform critical work functions. Priority of work functions shall be as follows:

          a.   Remedial Maintenance

          b.   Circuit Provisioning

          c.   Grooming

          d.   Preventative Maintenance

          e.   Circuit Disconnects

Pathnet may supplement the Incumbents replacement employees with qualified Pathnet employees in the event of a prolonged force unavailability.

                                   EXHIBIT A-1

                          INCUMBENT DISPATCH PROCEDURES

                                 [To be Provided]

1.        Remedial Maintenance

2.        Circuit Provisioning

                                   SCHEDULE B

                             CRITICAL SERVICE LEVELS

1.   INTRODUCTION

     1.1  General

          1.1.1 This Schedule B provides the Critical Service Levels to which Incumbent shall maintain the dedicated DS-1 and DS-3 circuits in order to provide capacity to IXCs and other customers. These Critical Service Levels are derived from and as required by IXCs or other customers for capacity and may be amended from time to time as such requirements may change pursuant to
                 Section 2.3.1 of Schedule C.

          1.1.2 The Critical Service Levels are defined by the following parameters: Errored Seconds ("ES"), Severely Errored Seconds ("SES"), and Error Free Seconds ("EFS"). The ES, SES, and the EFS are the only criteria for determining operations above or below Critical Service Levels.

          1.1.3 All Systems will be designed for optimum performance based on the equipment manufacturers stated specifications and good system design practices. The Critical Service Levels within this document are subject to change as network design enhancements are implemented and as equipment improvements become available. These Critical Service Levels are based on International Telecommunications Union-Telecommunications
                 ("ITU-T") Services Sector and Bellcore technical specifications. Actual performance data has been analyzed and statistically compared to ITU-T and Bellcore information to arrive at these expected objectives. In the event these specifications are changed, Pathnet shall notify Incumbent and amend such modified Critical Service Levels to this Schedule B. Such revised levels shall be deemed to be changed when Equipment improvements have actually been made at the Facilities.

2. PARAMETER DEFINITIONS

     2.1  Certain Definitions

     The following performance definitions are derived from the DS-1 and DS-3 generic requirements as established by the Industry Standards Compliance list in Section 5:

          2.1.1 "Availability" shall mean the time in which the circuit is available and that it is not experiencing an outage. (Usually this term is expressed as percent availability by taking the ratio of the available time during a given interval to the total interval and multiplying it by 100.)

          2.1.2 "Bit Error Rate" ("BER") shall mean the percentage of received bits compared to the total number of bits received.

          2.1.3 "Circuit Acceptance Limit" ("AL") shall mean the value used to define the limits at which facilities and/or circuits are placed in service, initially. Upon the acceptance, the facilities and/or circuits are transferred to a performance measuring state to track and insure their continued proper operation.

          2.1.4 "Errored Seconds" ("ES") shall mean any one-second interval during which one or more bit errors occurs. (For example, at the DS-1 rate, an ES will contain 1 to 1,544,000 bit errors.)

          2.1.5 "Error Free Seconds" ("EFS") shall mean any one-second time interval which does not contain a measurable bit error. (This term may be expressed as a percent EFS by taking the ratio of non-errored to total seconds and multiplying by 100.)

          2.1.6 "Failed Seconds" shall mean a one-second interval that has 1,544 bit errors at DS-1 rate.

          2.1.7 "In-Service" shall mean the period when IXC service is operating or is revenue bearing.

          2.1.8 "Maintenance Limit" ("ML") shall mean the threshold at which the performance of the facility and/or circuit is characterized by degraded performance.

          2.1.9 "Outage" shall mean an outage, usually measured in "Outage Seconds", is declared after the BER in each second is worse than 10^-3 for a period of 10 consecutive seconds. These 10 seconds are considered to be unavailable. The unavailable time is counted from when the first of 10 Severely Errored Seconds
                 (SESs) occurs, and ends when the first of 10 consecutive non-SESs occurs second in the sequence.

          2.10 "Severely Errored Seconds" ("SES") shall mean (i) at the DS-1 rate, any one-second interval during which the BER is greater than or equal to 1 x 10E^-3. At the DS-1 rate, this equates to 1,544 or more bit errors occurring within one second, and (ii) at the DS-3 rate, any one-second interval during which the BER is equal to or worse than 1 x 10E^-6.

3. DS-1 CRITICAL SERVICE LEVELS

     3.1  General

          Incumbent shall perform the Services in accordance with the Critical Service Levels set forth below. The DS-1 interface shall meet the IXC generic DS-1 requirements that are customary in the industry as set forth in the Industry Standards Compliance List in Section 5 of this Schedule B.

     3.2  DS-1 Electrical Interface Specifications

     Incumbent shall perform the services so that the DS-1 signal at the cross-connect (DSX1) meets each of the following Critical Service Levels:

          3.2.1  Line Rate: 1.544 Mb/s.

          3.2.2 Tolerance: Source timing for self-timed DS-1 bit streams shall not exceed plus or minus 32 ppm with respect to the basic rate. DS-1 sinks should be capable of accepting a rate deviation of plus or minus 130 ppm.

          3.2.3  Line Code:

                 a. Bipolar with at least 12.5 percent average ones density and no more than 15 consecutive zeros.

                 b.   Bipolar with Eight Zero Substitution (B8ZS).

          3.2.4 Format: ESF with AT&T 54016 & ANSI T1.403 messages, concurrently.

          3.2.5 Test Load: A pure resistive termination of 100 ohms plus or minus 5% shall be used for evaluation of pulse shape and electrical parameters.

          3.2.6 Pulse Shape: The pulse amplitude shall be between 2.4V and 3.6V measured at the center of the pulse, and may be scaled by a constant factor to fit the template. The source of the above information is ANSI T1.102.

          3.2.7  Power Level:

                 a. For Equipment added by Pathnet, for an all-ones transmitted pattern, the power in a band that is no wider than 3 KHz centered at 772 KHz shall be between 12.6 and
                      17.9 dBm.

                 b. For equipment existing at the sites purchased by Incumbent before the System is modified by Pathnet, the power in a band no wider than 3 KHz centered at 772 KHz shall be between 12.4 and 18.0 dBm.

          c. The power in a band no wider than 3 KHz centered at 1544 KHz shall be at least 29 db below that at 772 KHz.

     3.3  Jitter Requirements

     Incumbent shall meet each of the Critical Service Levels at the DS-1 interface for Jitter Tolerance, Jitter Transfer, Jitter Generation, and Jitter Enhancement as set forth in Section 3.3 below. The jitter requirements are set by industry standards as referenced in the Industry Standards Compliance List.

          3.3.1  Jitter Tolerance.

          Jitter Tolerance is the maximum input jitter that any equipment can tolerate without causing errors. It is specified in terms of the amount of sinusoidal jitter (peak-to-peak) versus the frequency of that jitter. IXC generic requirements describe the mask as well as the lower limit of the jitter tolerance at each standard interface level. To meet the jitter tolerance specifications, the actual tolerance of the equipment shall be above the mask and the difference between this and the lower limit represents the safety margin of the equipment.

          3.3.2  Jitter Transfer.

          Jitter Transfer is the jitter gain measurement which is the relationship between the applied input jitter and resulting output jitter as a function of frequency.

          3.3.3  Jitter Generation.

                 a. Jitter Generation is defined as the process whereby jitter appears at the output port of an individual unit of digital equipment in the absence of applied input jitter.

                 b. When looped back at the high speed rate, the Equipment shall produce less than 0.3 Unit Interval (UI) of rms timing jitter and less than 1.0 UI of peak-to-peak timing jitter at the output of the terminal receiver. The measurement interval must include all frequencies between F1 and F4 of the Network Jitter Interface requirements, as shown in the Table below. This requirement shall apply over the entire range of permissible input bit-rate offsets.

          3.3.4  Jitter Enhancement.

          The requirement for jitter enhancement is that a system of up to 250 miles in length shall add less than 1.0 UI of peak-to-peak jitter to a DS-3 input signal having 4.0 UI of sinusoidally modulated peak-to-peak jitter for all frequencies up to 2300 Hz.

     Maximum Permissible Network Output Jitter at any Hierarchical Interface

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                   Network Limit          Measurement Filter Bandwidth (Hz)
                   Peak-to-Peak  UI       Bandpass filter having a low Cut-off
    Bit Rate Mb/s  (Note 1)               Frequency F1 or F3 and Minimum Upper
                                          Cut-off Frequency F4
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                   B1            B2       F1                F3          F4
                   (F1-F4)       (F3-F4)                    (Note 2)
--------------------------------------------------------------------------------
    1.544          5             0.1      10Hz              8KHz        40KHz
--------------------------------------------------------------------------------
    3.152          5             0.1      10Hz              1.5KHz      40KHz
--------------------------------------------------------------------------------
    6.312          3             0.1      10Hz              3KHz        60KHz
--------------------------------------------------------------------------------
    44.736         5             0.1      10Hz              30KHz       400KHz
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Notes:

1.       UI = Unit Interval

         For 1.544 Mb/s:1 UI 648 ns
         For 3.152 Mb/s:1 UI 317 ns
         For 6.312 Mb/s:1 UI 158 ns
         For 44.736 Mb/s:1 UI = 22.35 ns

2. F3: F3, the lower cut-off frequency of one of the bandpass filters, represents the jitter half-bandwidth of the timing extraction circuits. The frequency F3 is determined from: F3 = Fo /2Q where F and Q represent the digital signal rate and the Q-factor of the timing recovery circuit, respectively.

     3.4  DS-1 Access Performance and Availability Objectives

          3.4.1  General.

          DS-1 performance and availability objectives for IXC digital transport facilities are based on mileage bands. All performances data (ES, SES, etc.) is the same throughout the given mileage band. The performance objective values are based on a 24-hour period with the exception of Availability, which is an annual objective.

          3.4.2  Service Objectives.

          a. Incumbent shall perform the Services to meet the Critical Service Levels defined as Availability of 99.98% per year per 4,000 mile System.

          b. The data set forth below in Tables 1, 2, 3 and 4 is based on a 24-hour period.

          Table 1. DS-1, Nx64 kb/s, & Kx56 kb/s IOC Circuit Acceptance Levels

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Route Mileage     ES     % EFS     SES
--------------------------------------------------------------------------------
0-500             1      99.998    0
--------------------------------------------------------------------------------
501-1500          1      99.998    0
--------------------------------------------------------------------------------
1501-4000         2      99.998    0
--------------------------------------------------------------------------------
Mileage used is based on actual one-way route mileage. 0 outage seconds are allowed for test
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               Table 2. E-1 IOC Circuit Acceptance Levels

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Route Mileage    ES    % EFS    SES
--------------------------------------------------------------------------------
0-500            1     99.998   0
--------------------------------------------------------------------------------
501-1500         1     99.998   0
--------------------------------------------------------------------------------
1500-4000        2     99.998   0
--------------------------------------------------------------------------------
Mileage used is based on actual one-way route mileage.
0 outage seconds are allowed for test.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Table 3. DS-1, Nx64kb/s, & Nx56 kb/s IOC Maintenance Limit Performance Levels

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Route Mileage    ES    % EFS    SES
--------------------------------------------------------------------------------
0-500            5      99.99   2
--------------------------------------------------------------------------------
501-1500         10     99.98   4
--------------------------------------------------------------------------------
1500-4000        15     99.98   6
--------------------------------------------------------------------------------
Mileage used is based on actual one-way route mileage.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Table 4. E-1 IOC Maintenance Limit Performance Levels

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Route Mileage    ES    % EFS    SES
--------------------------------------------------------------------------------
0-500            5     99.99    2
--------------------------------------------------------------------------------
501-1500         10    99.98    4
--------------------------------------------------------------------------------
1500-4000        15    99.98    6
--------------------------------------------------------------------------------
Mileage used is based on actual one-way route mileage
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

4. DS-3 CRITICAL SERVICE LEVELS

     4.1  General

     Incumbent shall perform the Services in accordance with the Critical Service Levels set forth below. Such Critical Service Levels for DS-3 interface shall meet the generic DS-3 requirements that are customary in the industry, as set forth in the Industry Standards Compliance List in
     Section 6 of this Exhibit B.

     4.2  DS-3 Electrical Interface Specifications

     Incumbent shall perform the Service so that the DS-3 signal at the cross-connect shall meet each of the following Critical Service Levels:

          4.2.1  Line Rate: 44.736 Mb/s plus or minus 20 ppm.

          4.2.2  Line Code: Bipolar with 3 Zero Substitution (B3ZS).

          4.2.3 Test Load: A pure resistive termination of 75 ohms plus or minus 5% shall be used at the interface for evaluation of pulse shape and electrical parameters.

          4.2.4 Pulse Shave: The pulse amplitude shall be between 0.36V and 0.85V peak measured at the center of the pulse, and may be scaled by a constant factor to fit the template.

          4.2.5 Power Level: For an all ones transmitted pattern, the power in a band no wider than 3 KHz centered at 22.368 MHZ shall be -1.8 to +5.7 Dbm. The power in a band no wider than 3 KHz centered at 44.736 MHZ shall be at least 20 Db below that at 22.368 MHZ.

     4.3  Jitter Requirements

     Incumbent shall perform Service to meet the Jitter requirements set forth in Section 3.3 of this Schedule B for the following parameters: Jitter Tolerance, Jitter Transfer, Jitter Connection, and Jitter Enhancement.

     4.4  DS-3 Access Performance and Availability Levels

          4.4.1  General.

          DS-3 performance and availability objectives for IXC digital transport facilities are based on mileage. All performance data (ES, SES, etc.) is the same throughout the given mileage band. The performance objective values are based on a 24-hour period with the exception of availability, which is an annual objective

          4.4.2  Service Objectives.

                 a. Incumbent shall perform the services to meet the Critical Service Levels defined as Availability of 99.98% per year for 4,000 mile system.

                 b. The data set forth below in Tables 5 and 6 is based on a 24-hour period.

                   Table 5. DS-3 IOC Circuit Acceptance Levels

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Route Mileage    ES    % EFS    SES
--------------------------------------------------------------------------------
0-500            3     99.99    0
--------------------------------------------------------------------------------
501-1500         4     99.99    0
--------------------------------------------------------------------------------
1500-4000        6     99.99    0
--------------------------------------------------------------------------------
 Mileage used is based on actual one-way route mileage. 0 outage seconds are allowed for test.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             Table 6. DS-3 IOC Maintenance Limits Performance Levels

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Route Mileage    ES    % EFS    SES
--------------------------------------------------------------------------------
0-500            20    99.97    2
--------------------------------------------------------------------------------
501-1500         30    99.96    4
--------------------------------------------------------------------------------
1500-4000        50    99.94    6
--------------------------------------------------------------------------------
Mileage used is based on actual one-way route mileage.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

5.   SYSTEM AVAILABILITY

At all times, the Services shall be performed in order that the System meets the following Critical Service Level:

     5.1  System Availability

     The system shall operate at 99.98% Availability on an annual basis for a 4,000 mile system.

     5.2  System Outage

     The system shall operate to the level of a one-way System outage of less than 0.39 seconds/mile/year.

6.   CIRCUIT PROVISIONING PERFORMANCE

     6.1  Reports

     Pathnet shall provide monthly reports to Incumbent to measure:

          1.   Percentage site Circuit Provisioning performed on time.

          2. Percentage end-to-end Circuit Provisioning turn ups performed on time.

          3. Percentage multiple dispatches to perform site specific Circuit Provisioning.

          4. Percentage Circuit Provisioning with reported trouble within seven (7) days of turnup.

     6.2  Service Levels

     Incumbent shall perform Circuit Provisioning to the following objectives and Critical Service Levels:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                     CRITICAL
      FUNCTIONALITY                              OBJECTIVE         SERVICE LEVEL
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1   Percentage Site Provisioning on Time              99%               96%
--------------------------------------------------------------------------------
2   Percentage Circuit Prov. On Time                  99%               96%
--------------------------------------------------------------------------------
3   Percentage Multiple Site Dispatches                5%                7%
--------------------------------------------------------------------------------
4   Percentage Failed In 7 Days                        1%                2%
--------------------------------------------------------------------------------
5   Percentage Disconnect Work Orders On Time         98%               95%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     6.3  Corrective Action

     Both Parties acknowledge that the Critical Service Levels will be used as a benchmark for minimum acceptable performance. For monthly performance below Critical Service Level, Incumbent shall provide to Pathnet by the tenth
     (10th) day of the subsequent month, a corrective action plan to include root cause analysis, action steps and time frames.

7.   INDUSTRY STANDARDS COMPLIANCE LIST

     7.1  General

          In general, Incumbent shall perform the services in compliance with most current version of the following standards as a whole or as applied to the IXC's:

          a. American National Standards Institute   T1.503-1996
          b. American National Standards Institute   T1.403
          c. American National Standards Institute   T1.404A-1996
          d. American National Standards Institute   T1.102
          e. AT&T Technical Reference,               TR-62415, June 1989
          f. AT&T Technical Reference,               54016, 17, 19 and 19A
          g. Bellcore Technical Reference,           TR-TSY-000499
          h. Bell Technical Reference,               TR-NPL-000335 (or 353)
          i. Bell Technical Reference,               TA-TSY-000083, 77, 55
                                                      and 57
          j. FCC Regulations,                        part 15 & 68

2.

                                   SCHEDULE C

                                     CHARGES

1.   INTRODUCTION

The Monthly Services Charges and Dispatch Charges, as adjusted by the cost-of-living adjustment ("COLA") set forth in Section 2.2.1, when aggregated with charges for New Services and Pass-Through Expenses as well as other consideration by and between Pathnet and Incumbent provided in the FPM Agreement, shall fully compensate Incumbent for all of the resources used in providing the Services.

2.   CHARGES

     2.1  Monthly Services Charge

     Upon Commissioning of each Segment, Pathnet shall pay to Incumbent two hundred fifty hundred dollars ($250) per site per month, payable in equal quarterly installments for providing the Services in accordance With the Performance Standards set forth in Schedule B of this Agreement

     [LLC consideration to Incumbent for maintenance to be negotiated and derived from LLC receipt of Revenue under the Contingent Radio Revenue Agreement. Such consideration to be entered in this form of agreement]

     2.2  Dispatch Charge

     Pathnet shall pay Incumbent _______ per each Circuit Provisioning dispatch; provided, however Incumbent shall not be compensated for any second dispatch to a site as required by poor Incumbent quality or coordination. (For instance, Field Technician fails to transport required Equipment to perform Circuit Provisioning or a circuit fails to operate in accordance with the Specifications as set forth in Schedule B.)

     2.3  Adjustments

          2.3.1 Cost of Living Adjustments.

                a. General. Pathnet agrees to apply a cost of living adjustment ("COLA") to the Monthly Service Charge beginning twenty-four
                    (24) months after the Effective Date.

                b. Index. The Parties agree to use the Historical Consumer Price Index published as final by the Bureau of Labor Statistics, U.S. Department of Labor for all urban consumers, U.S. City Average, All Items, Annual Average 1982-84 = 100 ("CPI-U") for purposes of calculating actual inflation. In the event the Bureau of Labor Statistics stops publishing the CPI-U or substantially changes content and format, the Parties will substitute another comparable index published at least annually by a mutually-agreeable source. If the Bureau of Labor Statistics merely redefines the base year for the CPI-U from 1982-84 to another year, the Parties will continue to use the CPI-U, but will convert the protection index to the new base year by using an appropriate conversion formula.

               c. Calculation of COLA. The COLA will be calculated using the COLA factor specified below. The COLA is payable on a prospective basis (i.e., the Monthly Services Charge by Pathnet for the subsequent renewable contract year will be surcharged by the factor as determined below, if such factor is in excess of zero). The COLA factor will be determined as soon as practicable after the end of each contract year, starting with the third renewable contract year. The COLA factor is:

                    Actual Inflation x COLA Percentage,

                    where Actual Inflation = CPI-U for the calendar year just ended. COLA Percentage = seventy-five (75%) percent.

     2.4  Additional Charges

          2.4.1 New Services.

          In the event that Pathnet requests Incumbent to perform functions that are materially different from and in addition to the Services ("New Services"), the Parties' obligations with respect to such functions shall be as follows:

               a. To the extent that such functions may be performed with existing resources and existing allocation of personnel time under this Maintenance Agreement, the additional functions shall then be considered "Services" and shall be subject to the provisions of this Agreement.

               b. To the extent that such functions require additional resources or may not be performed with the existing allocation of personnel time under this Agreement, then prior to performing such additional functions. Incumbent shall quote to Pathnet:

                    (i) a charge for such additional functions that is reasonable within the industry.

                    (ii) the reasonable number of hours to perform such
                         additional functions and such additional functions shall be performed at the rates set forth in Exhibit C-1 to this Schedule C.

                    (iii) in the case of Maintenance requested for an
                         interconnection site, the additional charge shall be fifty (50%) percent of the current Monthly Service Charge for such site.

          c. Pathnet, upon receipt of such quote, may elect to have Incumbent perform the additional functions and the charges under this Agreement shall be adjusted if appropriate to reflect such functions. If Pathnet so elects, such service shall then be deemed "Services" and shall be subject to the provision of this Maintenance Agreement.

          a. Pathnet may elect to solicit and receive bids from third parties to perform such additional functions. If Pathnet elects to contract for such third-party services, Incumbent shall cooperate with those third parties with respect to the provision of such service.

          b. The Parties anticipate that the Services will evolve and be supplemented, modified, enhanced or replaced over time to keep pace with technological advancements and improvements in the methods of delivering services, and the Parties acknowledge that these will not be deemed to result in functions materially different from and in addition to the Services.

          c.   If Pathnet's request for additional functions, pursuant to this
               Section 3.1.1, includes a request for Incumbent to correspondingly reduce or eliminate Services it is providing, then such additional functions will be considered "Replacement Service". In such event, the Parties shall determine the resources and expenses required to provide the Replacement Services, including implementation and ongoing support, and the reduction in resources and expenses related to the Services being replaced. The net increase or decrease in resources and expenses will be the basis on which Incumbent shall quote a price for Replacement Services pursuant to subsection (b).


          2.4.2 Pass-Through Expenses.

          Pass-Through Expenses are charges to be paid directly by Pathnet, unless the Parties mutually agree that particular Pass-Through Expenses are to be paid by Incumbent, followed by reimbursement from Pathnet. Pass-Through Expenses in excess of five hundred ($500) dollars may not be added to the Monthly Services

          Charge without Pathnet's prior written consent, which Pathnet may withhold in its sole discretion. Pass-Through Expenses shall be calculated as Incumbent's reasonable out-of-pocket expenses (as incurred and paid for by Incumbent). Incumbent shall promptly provide Pathnet with the original third-party invoice for such expenses, together with a statement that Incumbent has reviewed the invoiced charges and made a determination of which charges are proper and valid and shall be paid by Pathnet. Pass-Through Expenses shall continue to be booked to the Pathnet office. It shall be Incumbent's responsibility to manage the invoicing of Pass-Through Expenses to Pathnet such that late charges are not incurred.

                                  EXHIBIT C-1

                        INCUMBENT PRESUMPTIVE LABOR RATES

                             (Incumbent to Provide]

                                   SCHEDULE D

                              MAINTAINED EQUIPMENT

                              [Pathnet to Provide]

                                   SCHEDULE E

                   SPARE PARTS AND MAINTENANCE TEST EQUIPMENT

1.   SPARES

     1.1  General

     Pathnet shall provide to Incumbent a full set of Spare Parts with quantities reflective of (i) the number of units in service and (ii) manufacturers' recommendations adjusted for actual field experience. Incumbent shall store such Spare Parts at the Stocking Depot at locations reasonably situated to perform the Services, but in no case more than two hundred (200) miles from any Incumbent Facility, within the required time frames as set forth in Schedule A to this Maintenance Agreement Incumbent shall be responsible for notifying Pathnet if the Spare Parts inventory falls below the recommended inventory levels set forth in this Schedule E. Incumbent, upon replacing a degraded part or module with a Spare Part, shall send such degraded part or module to Pathnet as soon as possible for a replacement Spare Part. Pathnet shall be responsible for promptly providing a replacement for any such Spare Part sent from Incumbent to Pathnet or identified by Incumbent as requiring replacement. Pathnet shall not be responsible for replacing any Spare Part damaged or harmed as a result of Incumbent's negligence.

     1.2  Spare Equipment Inventory

          1.2.1 General.

     For each system, Spare Parts shall be provided at a ratio of about 1 to 40, or for every quantity of 40 units in service, at least one spare unit.

          1.2.2 Inventory.

          The Spare Parts provided by Pathnet shall be as set forth in Exhibit E-1 to this Schedule E.

2.   MAINTENANCE TEST EQUIPMENT

     2.1  General

          Incumbent shall be responsible for providing and maintaining at the Stocking Depot the Maintenance Test Equipment listed by Pathnet in Exhibit E-2 to this Schedule E. Pathnet will recommend quantities and configurations of Maintenance Test Equipment appropriate for field alignment and maintenance of the proposed digital radios. Pathnet has established vendor discounts with Maintenance Test Equipment manufacturers and shall pass on such discounts to Incumbent.

                                   EXHIBIT E-1

                                   SPARE PARTS

          Ouantity                                              Type

                              [Pathnet to Provide]

                                   EXHIBIT E-2

                   MAINTENANCE AND PROVISIONING TEST equipment

1.        Required Equipment

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Test Equipment                          Test Type                    Quantity
--------------------------------------------------------------------------------
Wrist Strap                             Module Handling
--------------------------------------------------------------------------------
Digital Volt Meter                      Voltage/Continuity Check
--------------------------------------------------------------------------------
Power Meter/Freq Counter RE             TX Power/TX Frequency
--------------------------------------------------------------------------------
Optical Power Meter                     Optical Continuity
1200-1600 Nm
--------------------------------------------------------------------------------
Optical Source                          Optical Continuity
1200-1600 Nm
--------------------------------------------------------------------------------
DS-1/DS-3                               BER/SES/ES
--------------------------------------------------------------------------------
Oscilloscope                            DADE/Phase Lock
--------------------------------------------------------------------------------
NEC 2000S Extension Card                TX Test & Alignment
--------------------------------------------------------------------------------
Card Extender Receiver                  ATCP Card Adjustment
NEC-2000S
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

2. Recommended Equipment

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Test Equipment             Test Type                                 Quantity
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Digital Radio Test System  Spectrum Analyzer; DADE; Freq
                           Counter; Power Meter; IF and Multipath
--------------------------------------------------------------------------------
RE Signal Generator        Rcvr RE/AGC; Rcvr IF
--------------------------------------------------------------------------------
DADE Adjustment Cable      DADE Adjustment
--------------------------------------------------------------------------------
RE Variable Attenuator     RX/Squelch
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   SCHEDULE F

                        INCUMBENT FACILITIES AND SYSTEM

                              [Pathnet to Provide]

                         PATHNET FACILITIES AND SYSTEM

                                   SCHEDULE G

                          CUSTOMER SERVICE AND TRAINING

1.   EQUIPMENT REPAIR ASSISTANCE

     To assist Incumbent in performing the Services, Pathnet shall provide the following Equipment repair assistance and customer service:

     1.1  Manufacturer's Warranties

          1.1.1 In those cases where Pathnet's vendors offer warranties and factory service for certain Equipment included in the System. Pathnet shall pass the benefit of any and all warranties and factory services on to Incumbent, to the extent Pathnet is entitled to such warranties or factory service. In those cases, where temporary replacement units may be available to Incumbent while Equipment is being repaired, Pathnet will use reasonable efforts to facilitate the use of such temporary replacement units. Incumbent may contact Pathnet's customer service department for advice on whether field repair, factory repair or replacement is advisable for a specific unit.

          1.1.2 Incumbent shall contact Pathnet and receive prior approval before sending any Equipment to the manufacturer's factory for repair, to obtain a return material authorization number. Equipment under warranty will be repaired at no charge.

          1.1.3 The standard repair turnaround time for most equipment is thirty
                (30) working days from receipt at the manufacturer's facilities to shipment back to Incumbent. Emergency repair can be requested for a two-working day (plus shipping time) turnaround. To ensure prompt service when returning equipment, Incumbent shall fill out a repair order form, as provided by the appropriate manufacturer.

     1.2  Module Exchange

          1.2.1 B. Module Exchange. Module Exchange Incumbent may also request a replacement unit from Pathnet in order to remove and replace a faulty unit in one field visit. Pathnet's Equipment suppliers maintain a inventory of refurbished modules for this purpose. Based on availability of such replacement units, Pathnet shall use reasonable effort to provide Incumbent with a replacement unit.

          1.2.2 Under normal circumstances, the standard exchange turnaround time is ten (10) working days from Incumbent's request to shipment.

          1.2.3 A defective unit is expected to be returned to Incumbent within thirty (30) days. Incumbent shall include any special packing slip that the manufacturer provides with the replacement unit.

     1.3  Technical and Field Service

C.   Technical & Field Service. Technical & Field Service

          1.3.1 Pathnet shall provide technical information, troubleshooting assistance, and, in extreme cases, field repair, as determined by Pathnet in its sole discretion. These services can be obtained by letter, telephone or FAX as described.

          1.3.2 After normal working hours, emergency calls will be referred to Pathnet's on-duty engineer for troubleshooting and field repair assistance. Pathnet will maintain a Network Monitoring Center that will handle any emergency calls any time of day, as set forth in the FPM Agreement.

     1.4  Troubleshooting & Consultation

     Pathnet shall maintain a staff of experienced engineers who shall assist Incumbents in troubleshooting via the telephone at no additional charge to Incumbent

     1.5  Warranty and Product

     Pathnet shall provide warranty and product support information to Incumbent promptly after Pathnet's purchase of equipment with the sales invoice and other sales documents. Incumbent shall read the warranty information for the equipment or assembly before contacting Pathnet or the manufacturers customer service.

2.   TRAINING AND CERTIFICATION PROCEDURES

Pathnet shall provide and Incumbent Field Technician shall be required to participate in a training class to train and certify Incumbent Field Technicians in performing the Services pursuant to this Agreement. Such training shall be performed at Pathnet or its vendor's Washington, D.C. or Texas office and shall comprise approximately forty (40) hours. Pathnet shall provide all course training materials to Incumbent. Incumbent shall pay the out-of-pocket expense of attending such training classes. Pathnet shall provide materials to support the training sessions.

                                   SCHEDULE H

                          VERIFICATION OF COMMISSIONING

     [To be attached from Fixed Point Microwave Services Agreement upon Commissioning]

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

SCHEDULE A.- SERVICES                                                         A1
1.     INTRODUCTION ...........................................................1
2.     PREVENTIVE MAINTENANCE .................................................1
     2.1  ANTENNA/WAVEGUIDE MAINTENANCE .......................................1
       2.1.1    Monthly Inspection ............................................1
       2.1.2    Quarterly Inspection ..........................................2
       2.1.3    Annual Inspection .............................................2
     2.2 BATTERY MAINTENANCE (VALVE REGULATED BATTERIES) ......................3
       2.2.1    Monthly Inspection ............................................3
       2.2.2    Quarterly Inspection ..........................................3
       2.2.3    Annual Inspection .............................................3
     2.3 BUILDING MAINTENANCE .................................................4
       2.3.1    Monthly Inspection ............................................4
       2.3.2    Quarterly Inspection ..........................................4
       2.3.3    Annual Inspection .............................................4
     2.4 CHARGER/RECTIFIER (VALVE REGULATED BATTERIES) ........................5
       2.4.1    Monthly Inspection ............................................5
       2.4.2    Quarterly Inspection ..........................................5
       2.4.3    Annual Inspection .............................................6
     2.5 GENERATOR MAINTENANCE ................................................6
       2.5.1    Monthly Inspection ............................................6
       2.5.2    Quarterly Inspection ..........................................7
       2.5.3    Annual Inspection .............................................7
     2.6 MULTIPLEXER MAINTENANCE ..............................................8
       2.6.1    Monthly Inspection ............................................9
       2.6.2    Annual Inspection .............................................9
     2.7 RADIO MAINTENANCE ....................................................8
       2.7.1    Monthly Inspection ............................................9
       2.7.2    Quarterly Inspection ..........................................9
       2.7.3    Annual Inspection .............................................9
       2.8.1    Monthly Inspection ...........................................10
       2.8.2    Quarterly Inspection .........................................10
     2.9 TOWER MAINTENANCE ...................................................11
       2.9.1    Monthly Inspection ...........................................11
       2.9.2    Quarterly Inspection .........................................11
       2.9.3    Annual Inspection ............................................11
       2.9.4    Bi-Annual Inspection .........................................12
     2.10 PREVENTIVE MAINTENANCE REFERENCE GUIDE .............................12
       2.10.1   Parts.........................................................12
       2.10.2   Manuals ......................................................12
       2.10.3   Modifications ................................................12
    3. REMEDIAL MAINTENANCE ..................................................12

                                        i